As filed with the Securities and Exchange Commission on September 28, 2004

                                                1933 Act File No. 333-__________
                                                1940 Act File No. 811-21641

                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-2

                        (Check Appropriate Box or Boxes)
       [X] REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

       [  ] Pre-Effective Amendment No. __
       [  ] Post-Effective Amendment No. __

                                    and/or

       [X] REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

       [  ] Amendment No. __

       CSFB ALTERNATIVE CAPITAL LONG/SHORT EQUITY INSTITUTIONAL FUND, LLC
       ------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

                11 MADISON AVENUE, 13TH FLOOR, NEW YORK, NY 10010
                -------------------------------------------------
                    (Address of Principal Executive Officers)

                                (212) 325 - 2000
                                ----------------
              (Registrant's Telephone Number, Including Area Code)

                                  LISA CONRAD
                          11 MADISON AVENUE, 13TH FLOOR
                               NEW YORK, NY 10010
                               ------------------

                     (Name and Address of Agent For Service)

                          Copies of Communications to:

                            MICHAEL S. CACCESE, ESQ.
                           KIRKPATRICK & LOCKHART LLP
                                 75 STATE STREET
                           BOSTON, MASSACHUSETTS 02109

      APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING: As soon as practicable after the effective date of this Registration Statement.

      If any of the securities being registered on this form are to be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box. [X]

      It is proposed that this filing will become effective (check appropriate box):
            [X] when declared effective pursuant to Section 8(c)

________________________________________________________________________________

        CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

--------------------------------------------------------------------------------
                      Amount       Proposed        Proposed
     Title of         Being        Maximum         Maximum         Amount of
 Securities Being   Registered     Offering       Aggregate       Registration
    Registered         (1)      Price Per Unit  Offering Price      Fees(1)
--------------------------------------------------------------------------------
Units of Limited    10,000         $100.00        $1,000,000        $126.70
Liability Company
Interest, par
value $0.01

     (1) Estimated solely for purposes of calculating the registration fee, pursuant to Rule 457(o) under the Securities Act of 1933.

      The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further Amendment which specifically states this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

Information   contained  herein  is  subject  to  completion  or  amendment.   A
registration statement relating to these securities has been filed with the Securities and Exchange Commission. These securities may not be sold nor may offers to buy be accepted prior to the time the registration statement becomes effective. This Prospectus shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale for these securities in any state in which such offer, solicitation, or sale would be unlawful prior to notification under the securities laws of any such state.

                          SUBJECT TO COMPLETION [DATE]


                                   PROSPECTUS

         CSFB ALTERNATIVE CAPITAL MULTI-STRATEGY INSTITUTIONAL FUND, LLC
          CSFB ALTERNATIVE CAPITAL EVENT DRIVEN INSTITUTIONAL FUND, LLC
       CSFB ALTERNATIVE CAPITAL LONG/SHORT EQUITY INSTITUTIONAL FUND, LLC
         CSFB ALTERNATIVE CAPITAL RELATIVE VALUE INSTITUTIONAL FUND, LLC
        CSFB ALTERNATIVE CAPITAL TACTICAL TRADING INSTITUTIONAL FUND, LLC


            Each issuing Units of Limited Liability Company Interests

       --------------------------------------------------------------------

                                                           PROCEEDS TO EACH
                      PRICE TO PUBLIC     SALES LOAD       REGISTRANT(1)
                      ---------------     ----------       -------------
         Per Unit     [$        ]            NONE          [$       ]
     ----------------------------------------------------------------------
         Total        [$        ]            NONE          [$       ]
     ----------------------------------------------------------------------

(1) CSFB Alternative Capital, Inc. or an affiliate has agreed to pay offering and organizational expenses in excess of [_] per share.

CSFB Alternative Capital Multi-Strategy Institutional Fund, LLC ("Multi-Strategy Fund"), CSFB Alternative Capital Event Driven Institutional Fund, LLC ("Event Driven Fund"), CSFB Alternative Capital Long/Short Equity Institutional Fund, LLC ("Long/Short Equity Fund"), CSFB Alternative Capital Relative Value Institutional Fund, LLC ("Relative Value Fund") and CSFB Alternative Capital Tactical Trading Institutional Fund, LLC ("Tactical Trading Fund") (each singly a "Fund" and collectively the "Funds") are newly formed Delaware limited liability companies registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as closed-end management investment companies. Each of the Funds is a fund-of-funds designed solely for investment by certain tax-deferred and tax-exempt members ("Tax-Exempt Members").

Credit Suisse First Boston LLC (the "Distributor") acts as the distributor of units of limited liability company interests ("Units") of each Fund on a best efforts basis, subject to various conditions. A Fund's Units may be purchased through the Distributor or through broker-dealers that have entered into selling agreements with the Distributor. Each Fund expects to deliver Units purchased in the initial offering on or about [MONTH DAY], [2005] or on such earlier or later date as the Distributor may determine. Neither the Distributor nor any other broker-dealer is obligated to buy from each Fund any of the Units. There is no minimum aggregate amount of Units of a Fund required to be purchased in the initial offering. In addition, the Distributor (or other affiliates of CSFB Alternative Capital, Inc.) may pay from its own resources additional compensation, commissions or promotional incentives either at the time of sale or on an ongoing basis, to broker-dealers for a Fund's Units sold by such broker-dealers. The receipt of such payments could create an incentive for a third party to offer the Funds instead of similar investments where such payments are not received.

In making an investment decision, a member must rely upon his, her or its own examination of a Fund and the terms of the offering, including the merits and risks involved in an investment in a Fund's Units described in this prospectus ("Prospectus").

Each Fund's Units are subject to substantial restrictions on transferability and resale, and may not be transferred or resold except as permitted under a Fund's Limited Liability Company Agreement (the "LLC Agreement"), the Securities Act of 1933, as amended, and applicable state securities laws, pursuant to registration or exemption from these provisions. To provide a limited degree of liquidity to members, each Fund may from time to time offer to repurchase Units pursuant to written tenders by members. Repurchases will be made at such times, in such amounts, and on such terms as may be determined by the Board, in its sole discretion. However, members do not have the right to require a Fund to redeem any or all of their Units in the Fund.

Each Fund's Units have not been approved or disapproved by the Securities and Exchange Commission ("SEC") or any other U.S. federal or state governmental agency or regulatory authority or any national securities exchange. No agency, authority, or exchange has passed upon the accuracy or adequacy of this Prospectus or the merits of an investment in a Fund's Units. Any representation to the contrary is a criminal offense.

Each Fund seeks to maximize its risk-adjusted performance by investing in pooled investment vehicles (collectively, "Hedge Funds") in accordance with the investment strategies described in the Prospectus.

o The Multi-Strategy Fund invests substantially all of its assets in Hedge Funds. The Multi-Strategy Fund seeks its objective by maintaining diversified exposure to a number of Hedge Funds employing different strategies and opportunistically adjusting its strategy allocations based upon the Adviser's (as defined herein) evaluation of the relative prospects and risks. In the future, the Multi-Strategy Fund may allocate capital among the Master Funds corresponding to the Event Driven Fund, the Long/Short Equity Fund, the Relative Value Fund and the Tactical Trading Fund accordingly as discussed below.

o The Event Driven Fund invests substantially all of its assets in Hedge Funds that pursue event driven strategies globally such as equity special situations, capital structure arbitrage, credit trading, distressed investing and risk arbitrage. Event driven Hedge Fund managers invest in securities of companies that are, or may be, subject to significant transactional events such as takeovers, mergers, acquisitions, reorganizations and bankruptcies.

o The Long/Short Equity Fund invests substantially all of its assets in Hedge Funds in the long/short equity, equity market neutral and dedicated short strategies globally. These Hedge Funds vary in their net exposure to the equity markets, but typically manage portfolios of both long and short equity positions. Long/short equity strategies may be implemented in particular geographic regions or industries. Long/short equity Hedge Funds seek to identify mispriced equities, and Hedge Fund managers generally construct and manage portfolios of both long and short equity positions.

o The Relative Value Fund invests all of its assets in Hedge Funds that pursue relative value strategies such as convertible arbitrage, fixed income arbitrage, emerging markets, equity market neutral and multi-strategy arbitrage globally. Hedge Funds employing relative value strategies seek to exploit anomalies in the pricing of related securities. Many of these strategies utilize quantitative methods and historical relationships to predict future price movements. These Hedge Funds may employ a number of different strategies alongside their relative value arbitrage strategies.

o The Tactical Trading Fund invests substantially all of its assets in Hedge Funds that pursue tactical trading strategies such as global macro, managed futures and currency trading globally. Tactical trading Hedge Funds opportunistically express directional views in one or several asset classes, usually with liquid trading instruments. These Hedge Funds may be active in the currency, fixed income, commodity, equity and equity index markets, and may employ a number of other strategies alongside their global macro and managed futures strategies.

o However, each Fund may also invest opportunistically in Hedge Funds that employ other strategies.


                               [MONTH DAY], [2005]

----------------------------------------------------------

Each of the Funds acts as a feeder  fund and  shares  the same basic  structure.
With reference to the table below, each Fund invests substantially all of its investable assets in its respective Offshore Feeder Fund, each of which is a Cayman Islands limited duration company with the same investment objective as the Fund. Each Offshore Feeder Fund, in turn, invests substantially all of its investable assets in its corresponding Master Fund. The Multi-Strategy Fund which invests through a corresponding Master Fund, may in the future, invest substantially all of its investable assets in the Master Funds corresponding to the other Funds if Securities and Exchange Commission ("SEC") exemptive relief from certain prohibitions is obtained. In this structure, each Offshore Feeder Fund serves solely as an intermediate entity through which a Fund invests in its respective Master Fund, or in the case of the Multi-Strategy Fund, potentially several Master Funds. An Offshore Feeder Fund makes no independent investment decisions and has no investment or other discretion over its investable assets. An Offshore Feeder Fund is recognized as a corporation under tax laws of the United States and the Cayman Islands. The above structure, as discussed in this Prospectus, should enable Tax-Exempt Members to invest in a Fund without receiving certain income in a form that would otherwise be taxable to such members regardless of their tax-exempt status. Each Master Fund emphasizes allocation of member capital across one or more hedge fund strategies through a diversified pool of Hedge Funds managed by independent investment managers (the "Hedge Fund Managers").


FUND                    OFFSHORE FEEDER FUND                    MASTER FUND


-----------------      -------------------------       -------------------------
                        CSFB Alternative Capital        CSFB Alternative Capital
Multi-Strategy    --->  Multi-Strategy Offshore   --->      Multi-Strategy
    Fund                Institutional Fund, LDC            Master Fund, LLC
-----------------      -------------------------       -------------------------


-----------------      -------------------------       -------------------------
                        CSFB Alternative Capital        CSFB Alternative Capital
Event Driven      --->  Event Driven Offshore     --->       Event Driven
   Fund                 Institutional Fund, LDC            Master Fund, LLC
-----------------      -------------------------       -------------------------


-----------------      -------------------------       -------------------------
                        CSFB Alternative Capital        CSFB Alternative Capital
Long/Short Equity ---> Long/Short Equity Offshore --->     Long/Short Equity
      Fund              Institutional Fund, LDC            Master Fund, LLC
-----------------      -------------------------       -------------------------


-----------------      -------------------------       -------------------------
                        CSFB Alternative Capital        CSFB Alternative Capital
Relative Value    --->  Relative Value Offshore   --->      Relative Value
    Fund                Institutional Fund, LDC            Master Fund, LLC
-----------------      -------------------------       -------------------------


-----------------      -------------------------       -------------------------
                        CSFB Alternative Capital        CSFB Alternative Capital
Tactical Trading  --->  Tactical Trading Offshore --->      Tactical Trading
      Fund              Institutional Fund, LDC             Master Fund, LLC
-----------------      -------------------------       -------------------------


Each Master Fund's (and potentially in the future, the Multi-Strategy Fund's) investment adviser, CSFB Alternative Capital, Inc. (the "Adviser"), is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940, as amended, and also as a "commodity pool operator" with the Commodity Futures Trading Commission. The Adviser is a member of the National Futures Association and, to the extent described in this Prospectus, the Master Funds may invest in futures and other derivatives.

TO ALL MEMBERS

No person has been authorized to make any representations concerning a Fund that are inconsistent with those contained in this Prospectus. Prospective members should not rely on any information not contained in this Prospectus, the statement of additional information ("SAI"), or the accompanying exhibits. This

Prospectus is intended solely for the use of the person to whom it has been delivered for the purpose of evaluating a possible investment by the recipient in the Units of a Fund and is not to be reproduced or distributed to any other persons (other than professional advisers of the prospective members receiving this document). Prospective members should not construe the contents of this Prospectus as legal, tax or financial advice. Each prospective member should consult his, her, or its own professional advisers as to the legal, tax, financial or other matters relevant to the suitability of an investment in a Fund.

AN INVESTMENT IN A FUND INVOLVES A HIGH DEGREE OF RISK. IT IS POSSIBLE THAT A MEMBER MAY LOSE SOME OR ALL OF ITS INVESTMENT. BEFORE MAKING AN INVESTMENT DECISION, A PROSPECTIVE MEMBER AND/OR A PROSPECTIVE MEMBER'S ADVISER SHOULD (I) CONSIDER THE SUITABILITY OF THIS INVESTMENT WITH RESPECT TO THE PROSPECTIVE MEMBER'S INVESTMENT OBJECTIVES AND PERSONAL SITUATION AND (II) CONSIDER FACTORS SUCH AS THE PROSPECTIVE MEMBER'S PERSONAL NET WORTH, INCOME, AGE, RISK TOLERANCE AND LIQUIDITY NEEDS. SHORT-TERM PROSPECTIVE MEMBERS, PROSPECTIVE MEMBERS WITH IMMEDIATE LIQUIDITY NEEDS AND PROSPECTIVE MEMBERS WHO CANNOT BEAR THE LOSS OF SOME OR ALL OF THEIR INVESTMENT OR THE RISKS ASSOCIATED WITH THE LIMITED LIQUIDITY OF AN INVESTMENT IN A FUND SHOULD NOT INVEST IN THE FUNDS.

This Prospectus provides the information that a prospective member should know about a Fund before investing. You are advised to read this Prospectus carefully and retain it for future reference. Additional information about a Fund, including the SAI dated [MONTH DAY], [2005], has been filed with the SEC. The SAI is available upon request and without charge by writing to a Fund at 11 Madison Avenue, 13th Floor, New York, NY 10010 or by calling a Fund at [212-325-2000]. The SAI is incorporated by reference into this Prospectus in its entirety. The table of contents of the SAI appears on page [__] of this Prospectus. The SAI and other information about a Fund are also available on the SEC's website (http://www.sec.gov). The address of the SEC's Internet site is provided solely for the information of prospective members and is not intended to be an active link.

Fund Units are not deposits or obligations of, or guaranteed or endorsed by, any bank or other insured depository institution, and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

You should rely only on the information contained in this Prospectus. No Fund has authorized anyone to provide you with different information. No Fund is making an offer of its Units in any state or other jurisdiction where the offer is not permitted. You should not assume that the information provided by this Prospectus is accurate as of any date other than the date on the front of this Prospectus. Each Fund is required to supplement this Prospectus to disclose any material changes in the information provided herein.

FOR A DISCUSSION OF CERTAIN RISK FACTORS AND SPECIAL CONSIDERATIONS WITH RESPECT TO OWNING UNITS OF A FUND, SEE "RISK FACTORS" BEGINNING ON PAGE __ AND " ___" ON PAGE __ OF THIS PROSPECTUS.

TABLE OF CONTENTS [TO BE UPDATED]

                   PROSPECTUS SUMMARY.............................
                   SUMMARY OF FEES AND EXPENSES...................
                   THE FUNDS......................................
                   INVESTMENT PROGRAMS OF THE FUNDS...............
                     Multi-Strategy Fund..........................
                     Event Driven Fund............................
                     Long/Short Equity Fund.......................
                     Relative Value Fund..........................
                     Tactical Trading Fund........................
                     Investment Policies..........................
                     Leverage.....................................
                     Investment Process...........................
                     Manager Selection and Strategy Composition...
                     Risk Management..............................
                     Strategy Allocation..........................
                   RISK FACTORS...................................
                     Principal Risk Factors Relating to the
                      Funds' Structure............................
                     Potential Conflicts of Interest..............
                     Principal Risk Factors Relating to Hedge
                      Funds.......................................
                     Limits of Risk Disclosures...................
                   USE OF PROCEEDS................................
                   MANAGEMENT OF THE FUNDS, THE OFFSHORE FEEDER
                   FUNDS AND THE MASTER FUNDS.....................
                     General......................................
                     Administrative, Accounting, Custody,
                      Transfer Agent and Registrar Services.......
                   HEDGE FUND MANAGERS............................
                   SUBSCRIPTIONS FOR UNITS........................
                     Subscription Terms...........................
                     Investor Qualifications......................
                   REPURCHASES AND TRANSFERS OF UNITS.............
                     No Right of Redemption.......................
                     Repurchases of Units.........................
                     Repurchase Procedures........................
                     Mandatory Repurchase by a Fund...............
                   CALCULATION OF NET ASSET VALUE.................
                   UNITS AND CAPITAL ACCOUNTS.....................
                     General......................................
                     Allocation of Net Profits and Losses.........
                     Allocation of Special Items..................
                     Reserves.....................................
                   VOTING.........................................
                   TAXES..........................................
                     Tax Treatment of Fund Operations.............
                   DISTRIBUTION ARRANGEMENTS......................
                     General......................................
                     Purchase Terms...............................
                   GENERAL INFORMATION............................
                   TABLE OF CONTENTS OF THE STATEMENT OF
                   ADDITIONAL INFORMATION.........................
                   APPENDIX A: MEMBER CERTIFICATION...............
                   APPENDIX B: LLC AGREEMENT......................
                   APPENDIX C: PERFORMANCE INFORMATION............

PROSPECTUS SUMMARY

The following is only a summary of this prospectus (the "Prospectus") and does not contain all of the information that you should consider before investing in a Fund. You should review the more detailed information contained in this Prospectus and in the statement of additional information ("SAI").

THE FUNDS

CSFB Alternative Capital Multi-Strategy Institutional Fund, LLC ("Multi-Strategy Fund"), CSFB Alternative Capital Event Driven Institutional Fund, LLC ("Event Driven Fund"), CSFB Alternative Capital Long/Short Equity Institutional Fund, LLC ("Long/Short Equity Fund"), CSFB Alternative Capital Relative Value Institutional Fund, LLC ("Relative Value Fund") and CSFB Alternative Capital Tactical Trading Institutional Fund, LLC ("Tactical Trading Fund") (each singly a "Fund" and collectively the "Funds") are newly formed Delaware limited liability companies registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as closed-end management investment companies. CSFB Alternative Capital, Inc. serves as each Master Fund's investment adviser (the "Adviser").

The Funds are funds-of-funds designed primarily for investment by certain tax-exempt or tax-deferred members ("Tax-Exempt Members"). The structure of the Funds, as discussed below, enables Tax-Exempt Members to invest without receiving certain income in a form that would otherwise be taxable to such members regardless of their tax-exempt status.

Each Fund will offer and sell units of limited liability company interests (the "Units") in larger minimum denominations (compared to open-end mutual funds) to Eligible Investors (as defined below). Unlike many private investment funds, however, each Fund is able to offer Units without limiting the number of members who may participate in its investment program. The Funds are offered only to certain Eligible Investors, which include: (1) pension, profit-sharing, or other employee benefit trusts that are exempt from taxation under Section 501(a) of the Internal Revenue Code of 1986, as amended (the "Code"), by reason of qualification under Section 401 of the Code; (2) employee benefit plans or other programs established pursuant to Sections 403(b), 408(k) and 457 of the Code;
(3) certain deferred compensation plans established by corporations, partnerships, non-profit entities or state and local governments, or government-sponsored programs; (4) certain foundations, endowments and other exempt organizations under Section 501(c) of the Code (other than organizations exempt under Section 501(c)(1)); (5) individual retirement accounts ("IRAs") (including regular IRAs, spousal IRAs for a non-working spouse, Roth IRAs and rollover IRAs) and 403(b)(7) Plans; and (6) state colleges and universities ((1) through (6) collectively, "Eligible Investors"). Eligible Investors also must meet certain additional criteria set forth elsewhere in this Prospectus.

Eligible Investors who purchase Units of a respective Fund and other persons who acquire Units and are admitted to a Fund by its Board of Managers (each individually a "Manager" and collectively the "Board"), will become members of the respective Fund (the "Members").

EACH FUND'S INVESTMENT OBJECTIVE AND PRINCIPAL STRATEGIES

Each Fund seeks to maximize its risk-adjusted performance by investing in pooled investment vehicles (collectively, "Hedge Funds").

o The Multi-Strategy Fund invests substantially all of its assets in Hedge Funds. The Multi-Strategy Fund seeks its objective by maintaining diversified exposure to a number of Hedge Funds employing different strategies and opportunistically adjusting its strategy allocations based upon the Adviser's (as defined herein) evaluation of the relative prospects and risks. In the future, the Multi-Strategy Fund may allocate capital among the Master Funds corresponding to the Event Driven Fund, the Long/Short Equity Fund, the Relative Value Fund and the Tactical Trading Fund accordingly as discussed below.

o The Event Driven Fund invests substantially all of its assets in Hedge Funds that pursue event driven strategies globally such as equity special situations, capital structure arbitrage, credit trading, distressed investing and risk arbitrage. Event driven Hedge Fund managers invest in securities of companies that are, or may be, subject to significant transactional events such as takeovers, mergers, acquisitions, reorganizations and bankruptcies.

o The Long/Short Equity Fund invests substantially all of its assets in Hedge Funds in the long/short equity, equity market neutral and dedicated short strategies globally. These Hedge Funds vary in their net exposure to the equity markets, but typically manage portfolios of both long and short equity positions. Long/short equity strategies may be implemented in particular geographic regions or industries. Long/short equity Hedge Funds seek to identify mispriced equities, and Hedge Fund managers generally construct and manage portfolios of both long and short equity positions.

o The Relative Value Fund invests all of its assets in Hedge Funds that pursue relative value strategies such as convertible arbitrage, fixed income arbitrage, emerging markets, equity market neutral and multi-strategy arbitrage globally. Hedge Funds employing relative value strategies seek to exploit anomalies in the pricing of related securities. Many of these strategies utilize quantitative methods and historical relationships to predict future price movements. These Hedge Funds may employ a number of different strategies alongside their relative value arbitrage strategies.

o The Tactical Trading Fund invests substantially all of its assets in Hedge Funds that pursue tactical trading strategies such as global macro, managed futures and currency trading globally. Tactical trading Hedge Funds opportunistically express directional views in one or several asset classes, usually with liquid trading instruments. These Hedge Funds may be active in the currency, fixed income, commodity, equity and equity index markets, and may employ a number of other strategies alongside their global macro and managed futures strategies.

o However, each Fund may also invest opportunistically in Hedge Funds that employ other strategies.

THE FUNDS

Each Fund seeks to achieve its investment objective by investing all or substantially all of its investable assets, through its respective Offshore Feeder Fund, in a corresponding Master Fund. The Multi-Strategy Fund has a corresponding Master Fund, but in the future may invest substantially all of its investable assets in the Master Funds corresponding to the other Funds if SEC exemptive relief from certain prohibitions is obtained. In the event such exemption is not granted, the Multi-Strategy Fund will continue to invest through its Master Fund. Each Master Fund opportunistically invests in one or more strategies through a diversified portfolio of Hedge Funds, managed by independent investment managers (the "Hedge Fund Managers").

Each Master Fund may borrow to facilitate  purchases and  redemptions  of Units.
Borrowing may also be used for cash management purposes such as to pay miscellaneous expenses as they arise and to bridge financing gaps related to redemptions of Hedge Fund investments by the Master Funds. Additionally, certain Hedge Fund Managers borrow money, trade securities or futures on margin or leverage their investments through various means.

The Funds offer Eligible Investors the following advantages:

     - EASY ACCESS AND A LOW MINIMUM INVESTMENT SIZE -- The Funds offer Eligible Investors exposure to Hedge Funds that may not be accepting capital from new investors or may have relatively high minimum investment amounts.

     - PROFESSIONAL PORTFOLIO MANAGEMENT -- The Adviser employs an investment process to manage the Funds and Master Funds.

     - ONGOING HEDGE FUND MANAGER MONITORING -- Hedge Funds in the Master Funds are monitored by the Adviser on a regular basis with the goal of identifying managers who are underperforming, unexpectedly changing their investment strategies or taking unusual risks.

     - DIVERSIFICATION -- The Funds seek to take advantage of low correlations among Hedge Funds and where appropriate, strategies, to provide diversification benefits to Members. The aim of diversification is to manage risk and to reduce volatility of returns.

     - LIMITED LIABILITY -- Losses to Members in the Funds are limited to the size of their investments.

     - PREFERABLE TAX TREATMENT -- The Funds are structured in a manner that should avoid unrelated business taxable income ("UBTI"), which would be taxable income to Tax-Exempt Members.

THE FUNDS' INVESTMENT PROGRAM

The Adviser employs a specialist-based approach to investing that seeks to combine in-depth research and recommendations with risk management due diligence and management oversight. The Adviser relies upon the research personnel of the Hedge Fund Investment Group of the Credit Suisse First Boston LLC's (the "Distributor's") Alternative Capital Division ("HFI") who are assigned to focused areas of expertise encompassing similar Hedge Fund investment programs. More focused approaches to investing employed by a group of Hedge Funds within a particular strategy are called sub-strategies. Research personnel are responsible for researching one or more of the following strategies (as so defined and referenced throughout this Prospectus), and may additionally perform research on Hedge Fund strategies that are relatively unique, and grouped together as "other":


            STRATEGIES                       SUB-STRATEGIES

            Equity Market Neutral            o   Quantitative
                                             o   Statistical


            Event Driven                     o   Distressed
                                             o   Risk Arbitrage
                                             o   Multi-Strategy

            Convertible Arbitrage


            Long/Short Equity                o   Global Diversified
                                             o   U.S. Diversified
                                             o   Europe Diversified
                                             o   Asia
                                             o   Japan
                                             o   Financials
                                             o   Health Care
                                             o   Technology


            Dedicated Short


            Global Macro Managed Futures     o   Trend Following
                                             o   Other


            Fixed Income Arbitrage


            Emerging Markets                 o   Multi-Strategy
                                             o   Equity
                                             o   Fixed Income


            Multi-Strategy


            Other

HFI's investment process has three general components:

o     Manager selection and strategy composition
o     Risk management
o     Strategy allocation

HFI reviews Hedge Fund Managers in which it is currently invested, other established Hedge Fund Managers and those who are launching Hedge Funds and focuses its resources on those Hedge Fund Managers it believes are potential candidates to be included in its portfolios. A qualitative assessment of Hedge Fund Managers' businesses through on-site visits is a component of HFI's due diligence process. HFI's evaluation of a Hedge Fund Manager also involves a combination of qualitative factors including, among others, independent reference checks, operational and trading risk management due diligence and an analysis of its business structure. Based upon their due diligence, HFI's research personnel formulate recommendations and present those recommendations to the senior management personnel ultimately responsible for selecting Hedge Funds in which to invest.

Post-investment, risk management professionals monitor HFI's Hedge Fund investments and collaborate with research personnel in analyzing sources of risk and performance in individual Hedge Funds. Risk management professionals, together with the research personnel assigned to the Master Funds, are responsible for ensuring that the Master Funds are managed consistently with their investment objectives.

HFI sets target strategy allocations that reflect both its view of the prospects for each of the strategies and the objectives of the Funds. The goal of the strategy allocation process is to opportunistically position the Funds to take advantage of market dynamics and market cycles subject to their investment objectives. This process stresses qualitative and forward-looking criteria as well as quantitative risk analysis.

As set forth above, each Fund attempts to achieve its objective by investing all or substantially all of its investable assets, through its respective Offshore Feeder Fund, in the Master Fund(s). The Master Funds allocate capital to one or more strategies through a diversified portfolio of Hedge Funds. See "Investment Programs of the Funds -- Investment Process".

ERISA PLANS AND OTHER TAX-EXEMPT MEMBERS

Because the Master Fund into which each Fund invests substantially all of its investable assets through its Offshore Feeder Fund and the underlying Hedge Funds may use leverage, Tax-Exempt Members subject to the Employee Retirement Security Act of 1974, as amended ("ERISA"), and other Tax-Exempt Members ordinarily could incur income tax liability to the extent that a Master Fund's transactions are treated as giving rise to UBTI. Each Fund, however, because of its structure, should not pass UBTI on to its Members. The Funds are designed as investment vehicles for Tax-Exempt Members, such as Eligible Investors. See "Taxes".

OFFSHORE FEEDER FUNDS

Each Offshore Feeder Fund is interposed between a Fund and a Master Fund and serves as an intermediate entity so that any UBTI generated either by certain investment activities of the Master Fund or through the Hedge Funds is not ultimately incurred by a Member. Each Offshore Feeder Fund is organized as a limited duration company ("LDC") in the Cayman Islands. Each Offshore Feeder Fund has two members, its respective Fund and the Adviser. The Adviser holds only a nominal non-voting interest in the Offshore Feeder Fund. Each Fund and the Adviser have delegated all management of the respective Offshore Feeder Fund to the respective Fund which is the managing member of the Offshore Feeder Fund. No Offshore Feeder Fund has any independent investment discretion or other decision-making capabilities and each is effectively controlled by the Board of the Offshore Fund's specific Fund. As an LDC, each Offshore Feeder Fund offers its members limited liability and is treated as a corporation under the taxation laws of the Cayman Islands and the United States. Any UBTI received by an Offshore Feeder Fund will be subject to taxation in the Cayman Islands, which currently has no income, corporate, capital gains or other taxes in effect for such an Offshore Feeder Fund, and will be distributed to each Fund as dividend income. UBTI therefore will not flow through the Offshore Feeder Funds to Members of the Funds. Eligible Investors thereby avoid UBTI, which would otherwise be taxable income despite their tax-exempt status. See "The Funds - The Offshore Feeder Funds" and "Taxes".

THE INVESTMENT ADVISER

The Adviser, a Delaware corporation, is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940, as amended (the "Advisers Act"). The Adviser is registered with the Commodity Futures Trading Commission ("CFTC") as a "commodity pool operator" and is a member of the National Futures Association ("NFA").

Among other activities, the Adviser and its predecessor organizations have been creating and managing fund-of-funds portfolios since 1994. As part of one of the world's largest financial organizations, Credit Suisse Group, the Adviser benefits from resources that are unavailable to many of its competitors, including access to a wide-ranging and experienced group of traders that provide insights into financial markets, trading conditions and security valuations. The Adviser's financial resources enable it to commit significant time and expense to building and maintaining its operational and technological infrastructure. Employees of the Distributor who comprise HFI will manage the Funds pursuant to a services agreement between the Adviser and the Distributor. HFI's research analysts have considerable experience in fund-of-funds investing, trading and risk management. However, the Adviser and its research personnel do not have any experience managing an SEC-registered fund. HFI has an extensive network of industry contacts with Hedge Fund Managers and broker-dealers. As a result of longstanding ties in the Hedge Fund industry, HFI has access to many new and established Hedge Fund Managers that may not be accepting capital from new investors.

Subject to policies adopted by the Board of each Fund and applicable law, the Adviser is responsible for the day-to-day management of each Master Fund and for the allocation of each Master Fund's assets to various Hedge Funds. Similarly, the Adviser is responsible for the allocation of the Multi-Strategy Fund's assets, through its Offshore Feeder Fund, among the Master Funds. The principals of the Adviser will devote such time to the ongoing operations of each Master Fund and the Multi-Strategy Fund as they deem appropriate in order to implement and monitor each investment program.

See "Management of the Funds, the Offshore Feeder Funds and the Master Funds -- General".

MANAGEMENT FEE

Each Master Fund pays the Adviser a fee (the "Management Fee") computed at the annual rate of [ ]% of the aggregate value of its outstanding interests determined as of the last day of each month and payable quarterly (before any repurchases of interests). See "Management of the Funds, the Offshore Feeder Funds, and the Master Funds -- General".

ADMINISTRATIVE, ACCOUNTING, CUSTODY, TRANSFER AGENT AND REGISTRAR SERVICES

__________ (the "Administrator") provides certain administrative services to the Funds, the Offshore Feeder Funds and the Master Funds. In consideration of these services, each Fund will pay the Administrator a fee which is not expected to exceed [___]% per annum of the aggregate value of outstanding Units determined as of the last day of each calendar month and paid monthly (the "Administration Fee"). Each Fund may also, based upon its interest in the Master Fund, bear a proportionate interest in the Administration Fee paid by the Master Fund. ________ (the "Custodian") serves as each Fund's, each Offshore Feeder Fund's and each Master Fund's custodian. The principal business address of ____ and the _____ is [ADDRESS].

The Adviser may provide certain services to each Fund. These services include, among others, certain legal and accounting support services, certain corporate record keeping functions, provision of office space and oversight and direction of other service providers, including the Administrator and the Custodian, which provide other administrative and custodial services to each Fund and Master Fund. In consideration for certain administrative services to the Funds and the Master Funds, each Fund may pay the Adviser or its affiliate a fee computed at the annual rate of [ ]% of the aggregate value of outstanding Units, (before any repurchases of interests) determined as of the last day of each calendar month and paid quarterly (the "Services Fee"). The Adviser has agreed that it or one of its affiliates shall bear all such administrative costs related to the Offshore Feeder Funds. See "Management of the Funds, the Offshore Feeder Funds and the Master Funds -- Administrative, Accounting, Custody, Transfer Agent and Registrar Services".

INVESTOR ELIGIBILITY

Each investor will be required to represent that he, she, or it is acquiring Units directly or indirectly for the account of an Eligible Investor. An Eligible Investor includes: (1) pension, profit-sharing or other employee benefit trusts that are exempt from taxation under Section 501(a) of the Code by reason of qualification under Section 401 of the Code; (2) employee benefit plans or other programs established pursuant to Sections 403(b), 408(k) and 457 of the Code; (3) certain deferred compensation plans established by corporations, partnerships, non-profit entities or state and local governments or government-sponsored programs; (4) certain foundations, endowments and other exempt organizations under Section 501(c) of the Code (other than organizations exempt under Section 501(c)(1)); (5) "IRAs" (including regular IRAs, spousal IRAs for a non-working spouse, Roth IRAs and rollover IRAs) and 403(b)(7) Plans; and (6) state colleges and universities.

In addition, an Eligible Investor must also be one or more of the following:

     - Any natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person's spouse in excess of $300,000 in each of those years and who has a reasonable expectation of reaching the same income level in the current year;

     - Any natural person whose individual net worth, or joint net worth with that person's spouse, at the time of purchase exceeds $1,000,000 ("net worth" for this purpose means total assets in excess of total liabilities);

     - An individual or entity that has an account managed by an investment adviser registered under the Advisers Act and the adviser is subscribing for Units in a fiduciary capacity on behalf of the account;

     - A trust (i) with total assets in excess of $1,000,000, (ii) that was not formed for the purpose of investing in a Fund and (iii) of which the person responsible for directing the investment of assets in a Fund has such knowledge and experience in financial and business matters that he or she is capable of evaluating the merits and risks of the prospective investment;

     -    A Manager or executive officer of a Fund;

     - A plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $1,000,000;

     - An employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of ERISA, which is either a bank, savings and loan association, insurance company or registered investment adviser, or if the employee benefit plan has total assets in excess of $1,000,000, or, if a self-directed plan, with investment decisions made solely by persons that are "accredited investors" (as defined in Regulation D under the Securities Act of 1933, as amended);

     - Any organization described in section 501(c)(3) of the Code not formed for the specific purpose of acquiring Units, with total assets in excess of $1,000,000; or

     - An entity in which all of the equity owners meet the qualifications set forth above.

After that initial purchase, existing Members subscribing for additional Units will be required to verify their status as Eligible Investors at the time of the additional subscription. The qualifications required to invest in a Fund will appear in an application form that must be completed by each prospective Member. See "Subscriptions for Units -- Member Qualifications".

With the exception of seed money investments by the Adviser, which is required by law, the Funds are only open to investment by Eligible Investors as set forth above.

MEMBER SUITABILITY

An investment in the Funds involves substantial risks. It is possible that a Member may lose some or all of the Member's investment. Before making an investment decision, a prospective Member and/or a prospective Member's adviser should (i) consider the suitability of this investment with respect to the prospective Member's personal investment objectives and individual situation and
(ii) consider factors such as the prospective Member's personal net worth, income, age, risk tolerance and liquidity needs. See "Risk Factors".

Short-term prospective Members, prospective Members with immediate liquidity needs and prospective Members who cannot bear the loss of some or all of their investment or the risks associated with the limited liquidity of an investment in a Fund should not invest in the Funds.

THE OFFERINGS

Each Fund is offering [$_______] in Units through the Distributor and through broker-dealers that have entered into selling agreements with the Distributor. See "Distribution Arrangements". It is expected that the initial offering of Units will close on [______], [2005]. Subsequent to the initial offering, it is expected that Units will be offered and may be purchased on a monthly basis or at such other times as may be determined by the Board of each Fund. The Board of any Fund may discontinue accepting subscriptions at any time.

Units will be sold at the then-current net asset value per Unit as of the date on which the subscription is accepted. The minimum initial investment in a Fund by any Eligible Investor is $50,000 and the minimum additional investment in a Fund by a Member is $50,000. A Fund may accept investments for lesser amounts under certain circumstances. Certain selling broker-dealers and financial advisers may impose higher minimums.

See   "Subscriptions   for  Units  --  Subscription   Terms"  and  "Distribution
Arrangements".

BORROWING AND USE OF LEVERAGE

Each Master Fund may employ borrowing to facilitate purchases and redemptions of Units. Borrowing may also be used for cash management purposes such as to pay miscellaneous expenses as they arise and for bridge financing of investments in Hedge Funds while awaiting cash from Hedge Fund redemptions. Borrowings (other than temporary borrowings of less than 5% of the Master Fund's assets) will be subject to a 300% asset coverage requirement under the 1940 Act. Borrowings by Hedge Funds are not subject to this requirement. See "Risk Factors -- Principle Risk Factors Relating to the Hedge Funds -- Use of Leverage" and "Investment Programs of the Funds -- Leverage".

CLOSED-END FUND STRUCTURE: LIMITED LIQUIDITY AND TRANSFER RESTRICTIONS

The Funds and the Master  Funds have been  organized  as  closed-end  management investment companies. Closed-end funds differ from open-end management investment companies, commonly known as mutual funds, in that closed-end fund shareholders do not have the right to redeem their shares on a daily basis. In order to meet daily redemption requests, mutual funds are subject to more stringent regulatory limitations than closed-end funds. In particular, a mutual fund generally may not invest more than 15% of its assets in illiquid securities. However, Hedge Fund investments are often illiquid. For this reason, the Funds and the Master Funds are organized as closed-end funds. See "Risk Factors".

The Funds will not list the Units on any securities exchange and it is not expected that any secondary market will develop for the Units. Members will not be able to redeem their Units on a daily basis because the Funds are closed-end funds. In addition, Units are subject to transfer restrictions that permit transfers only to persons who are Eligible Investors. Broker-dealers or a Fund may require substantial documentation in connection with a requested transfer of Units, and Members should not expect that they will be able to transfer Units at all. Attempted transfers may require a substantial amount of time to effect. Units currently may not be exchanged for Units of any other Fund. As described below, however, in order to provide a limited degree of liquidity, each Fund will consider whether to conduct quarterly repurchase offers for its outstanding Units. An investment in a Fund is suitable only for Members who can bear the risks associated with the limited liquidity of the Units. Purchases of Units should be viewed as long-term investments. See "Risk Factors -- Principal Risk Factors Relating to the Funds' Structure -- Limited Liquidity" and "Risk Factors -- Principal Risk Factors Relating to Hedge Funds -- Illiquid Investments".

TENDER OFFERS AND OTHER REPURCHASES OF UNITS BY A FUND

Because the Funds are closed-end funds, Members do not have the right to require a Fund to redeem any or all of their Units. To provide a limited degree of liquidity to Members, each Fund may from time to time offer to repurchase Units pursuant to written tenders by Members. Repurchases will be made at such times, in such amounts, and on such terms as may be determined by the Board of each Fund, in its sole discretion. In determining whether a Fund should offer to repurchase Units, the Board will consider a variety of operational, business and economic factors. In this regard, the Board expects that a Fund will offer to repurchase Units from Members on [DATE]. The Board expects that after that date each Fund will ordinarily offer to repurchase Units from Members quarterly, on each March 31, June 30, September 30 and December 31 (or, if any such date is not a business day, on the immediately following business day). See "Repurchases and Transfers of Units".

Any Member tendering Units for repurchase less than one year following the date of the initial purchase of the particular Units being tendered will be subject to an early withdrawal charge of 2.00% (as a percentage of repurchase proceeds) which will be netted against withdrawal proceeds and remain in the Fund.

Each Fund's assets consist primarily of interests in a Master Fund, which is held through the Fund's respective Offshore Feeder Fund. The Multi-Strategy Fund may in the future invest in more than one Master Fund if it receives SEC exemptive relief from certain prohibitions. In order to finance the repurchase of Units pursuant to the tender offers, a Fund may find it necessary to liquidate all or a portion of its interest in a Master Fund. Each Fund controls its respective Offshore Feeder Fund and, because interests in a Master Fund may not be transferred, a Fund may withdraw a portion of its interest only pursuant to repurchase offers by its Master Fund made to the respective Offshore Feeder Fund, and a distribution from the Offshore Feeder Fund to the Fund of the proceeds. A Fund will not conduct a repurchase offer for Units unless a Master Fund in which it invests through its Offshore Feeder Fund simultaneously conducts a repurchase offer for the Master Fund's interests. Each Master Fund's Board expects that the Master Fund will conduct repurchase offers on a quarterly basis in order to permit each Fund to meet its obligations under its repurchase offers. However, there are no assurances that a Master Fund's Board will, in fact, decide to undertake such a repurchase offer. A Fund cannot make a repurchase offer larger than a repurchase offer made by the respective Master Fund. Each Master Fund will make repurchase offers, if any, to all of its

Members, including a Fund(s) (through its/their Offshore Feeder Fund(s)), on the same terms. This practice may affect the size of a Master Fund's offers. Subject to a Master Fund's investment restriction with respect to borrowings, a Master Fund may borrow money or issue debt obligations to finance its repurchase obligations pursuant to any such repurchase offer.

Each Fund has the right to repurchase Units of Members if the Board determines that the repurchase is in the best interests of a Fund or upon the occurrence of certain events specified in a Fund's Limited Liability Agreement (the "LLC Agreement"), including, but not limited to, Members' attempted transfers in violation of the transfer restrictions described above. See "Repurchases and Transfers of Units -- No Right of Redemption" and "-- Repurchases of Units".

DISTRIBUTION POLICY

No Fund presently intends to make periodic distributions of its net income or gains, if any, to Members. The amount and times of distributions, if any, will be determined in the sole discretion of the Board. Whether or not distributions are made, Members will be required each year to pay any applicable taxes. See "Taxes".

ALLOCATION OF PROFIT AND LOSS

The net profits or net losses of a Fund (including, without limitation, net realized gains or losses and the net change in unrealized appreciation or depreciation of securities positions) will be reflected in the net asset value per Unit on an ongoing basis. See "Units and Capital Accounts -- Allocation of Net Profits and Losses".

PROVISION OF TAX INFORMATION TO MEMBERS

Each Fund will furnish to Members, as soon as practicable after the end of each taxable year, such information as is necessary for them to complete federal and state tax returns or information returns along with any tax information required by law. However, a Master Fund may not receive tax information from Hedge Funds in a timely manner sufficient to enable the Fund to prepare its returns in time without filing an extension with the Internal Revenue Service (or state agencies). Accordingly, it is expected that any such Members will be required to obtain extensions of time to file their tax returns. Each Fund anticipates sending Members an unaudited quarterly report and semi-annual report and an audited annual report within 60 days after the close of the period for which the report is being made, or as required by the 1940 Act. See "Fiscal Year" below.

TAXATION

Each Fund intends to operate as a partnership and not as an association or a publicly traded partnership taxable as a corporation for U.S. federal income tax purposes. The Funds should not be subject to U.S. federal income tax and each Member will be required to report on its own annual tax return, to the extent required, the Member's distributive share of a Fund's taxable income or loss. If a Fund were determined to be an association or a publicly traded partnership taxable as a corporation, the taxable income of that Fund would be subject to corporate income tax and any distributions of profits from that Fund would be treated as dividends. See "Taxes".

FISCAL YEAR

The fiscal year of each Fund shall end on March 31, with the taxable year ending on December 31.

RISK FACTORS

The investment programs are speculative and entail substantial risks. No assurance can be given that a Fund's or its corresponding Master Fund's investment objectives will be achieved. All of the Funds have certain common risks and each Fund has certain specific risks related to its strategy or strategies. In addition, all of the Master Funds share certain risks posed by the Hedge Funds in which they invest. Since it invests using a number of strategies, the Multi-Strategy Fund shares some or all of the risks of the other Funds. The following is a summary of the risks to which a Member in a Fund is subject.

RISKS COMMON TO EACH FUND

     - LIMITED OPERATING HISTORY -- Each Fund is a closed-end management investment company with no history of operations and is designed for long-term Members, not as a trading vehicle. The Adviser has limited experience in operating a fund such as each of the Funds described herein.

     - LACK OF LIQUIDITY OF UNITS -- Each Fund is a closed-end management investment company designed primarily for long-term Members and is not intended to be a trading vehicle or for short-term investment. The Funds do not currently intend to list the Units for trading on any securities exchange. There is no secondary trading market for Units, and it is not expected that such a market will develop. Units therefore are not readily marketable. Because each Fund is a closed-end management investment company, Units may not be redeemed on a daily basis and they currently may not be exchanged for Units of any other Fund.

     - LACK OF LIQUIDITY OF MASTER FUNDS -- The Master Funds will typically only be able to redeem their investments in Hedge Funds on a periodic basis such as monthly, quarterly, semi-annually or over longer periods with specified advance notice requirements. Some Hedge Fund Managers impose a lock-up on their investors during which an investor may not redeem all or part of its interest in the Hedge Fund, or may only redeem by paying a penalty. Additionally, Hedge Funds typically hold back some percentage of full redemptions until they complete their annual audits. Hedge Fund Managers generally have the right to suspend investor redemptions at their discretion. Consequently, the Master Funds may be highly illiquid. There may be times when the Adviser intends to redeem a Master Fund's investment in a Hedge Fund but cannot immediately do so even when other investors in the Hedge Fund are able to redeem. This could negatively impact a Fund's ability to redeem and thus affect a Member's ability to redeem.

     - NO GUARANTEE OF QUARTERLY REPURCHASE OFFERS -- Although each Fund, at the discretion of that Fund's Board, will consider whether to make quarterly repurchase offers of its outstanding Units at net asset value, Units are significantly less liquid than shares of funds that trade on a stock exchange or offer more frequent liquidity. There is no guarantee that Members will be able to sell all of the Units that they desire to sell in any particular tender offer. If a repurchase offer is oversubscribed by Members, a Fund will repurchase only a pro rata portion of the Units tendered by each Member. The potential for pro-ration may cause some Members to tender more Units for repurchase than they otherwise would wish to have repurchased. In addition, in extreme cases, a Fund may not be able to complete repurchases if the corresponding Master Fund is unable to repurchase a portion of that Fund's interest in the Master Fund, held through an Offshore Feeder Fund, due to the Master Fund's holding of illiquid investments. In that event, Members may be able to sell their Units only if they are able to find an Eligible Investor willing to purchase their Units. Any such sale may have to be negotiated at unfavorable prices and must comply with applicable securities laws and be approved by the applicable Board.

     - POTENTIAL CONSEQUENCES OF QUARTERLY REPURCHASE OFFERS -- Each Fund's repurchase offer policy may have the effect of decreasing the Fund size and thus the size of the corresponding Master Fund. It may therefore force a Master Fund to sell assets it would not otherwise sell. It may also reduce the investment opportunities available to a Master Fund and cause its expense ratio to increase. In addition, a Master Fund may be forced to sell its most liquid investments, if any, in order to meet cash requirements for repurchases. This may have the effect of substantially increasing a Master Fund's ratio of illiquid to liquid investments for the Fund's remaining Members and may negatively impact performance or the ability of the remaining Members to redeem.

     - FEES AND EXPENSES -- Each Fund and Master Fund's fees and expenses, including the Management Fee payable to the Adviser at the Master Fund level and the compensation of Hedge Fund Managers, result in two levels of fees and potentially greater expenses than would be associated with direct investment into a Hedge Fund. Each Fund's expenses thus may constitute a higher percentage of net assets than expenses associated with similar types of investments.

     - ALLOCATION AMONG HEDGE FUND MANAGERs -- The Adviser may, from time to time, change the percentage of a Master Fund's assets allocated to its Hedge Fund Managers. Allocation changes may occur for a number of reasons including as a result of a Fund and, in turn, a Master Fund receiving additional capital contributions during periods when certain Hedge Fund Managers may no longer be accepting additional funds (for example, because of capacity restrictions). At times, a Master Fund might have to place some or all of any additional capital with other Hedge Funds. Each Fund's success may depend, therefore, not only on the Hedge Fund Managers the Adviser has selected for the Master Fund(s) and its ability to allocate the assets of the Master Fund(s) successfully among those Hedge Funds, but also on the Adviser's ability to identify new Hedge Fund Managers for investment. See "Risk Factors".

     - INCREASE IN ASSETS UNDER MANAGEMENT -- As each Master Fund's assets increase, more capital will be allocated to the Hedge Fund Managers it selects. It is not known what effect, if any, this will have on the trading strategies utilized by the Hedge Fund Managers or their investment results. No assurance will be given that their strategies will continue to be successful or that the return on a Master Fund's investments will be similar to that achieved in the past.

     - TAX RISKS -- Special tax risks are associated with an investment in a Fund. There can be no assurance that the positions of the Funds relating to the consequences of their investment transactions will be accepted by the tax authorities. See "Taxes".

     - CHANGES IN UNITED STATES AND/OR CAYMAN ISLANDS LAW -- If there are changes in the laws of the United States and/or the Cayman Islands, under which a Fund and its Offshore Feeder Fund, respectively, are organized, so as to result in the inability of a Fund and/or an Offshore Feeder Fund to operate as set forth in this Prospectus, there may be a substantial effect on Members. For example, if Cayman Islands law changes such that an Offshore Feeder Fund must conduct business operations within the Cayman Islands, or pay taxes, Members would likely suffer decreased investment returns. If Cayman Islands law, which requires a limit for an LDC's existence of 30 years, were to change such that, at the end of 30 years, a Fund could not replace an Offshore Feeder Fund with another identical LDC, the structure of the Fund would be impacted, potentially in an adverse manner. Such changes could also result in the inability of a Fund to operate on a going forward basis, resulting in the Fund being liquidated.

     - INVESTMENT IN OFFSHORE FEEDER FUND -- The Offshore Feeder Funds are not registered under the 1940 Act and are not subject to the investor protections offered by that Act. Each Fund, by investing in its Offshore Feeder Fund, will not have the protections offered to investors in registered investment companies. Each Fund, however, will control its Offshore Feeder Fund, making it unlikely that an Offshore Feeder Fund will take action contrary to the interests of Members in a corresponding Fund.

     - USE OF LEVERAGE -- The Master Funds may employ borrowing to facilitate repurchases of Units or for various cash management purposes. Any such borrowing in excess of short-term borrowings would implicitly leverage a Master Fund's investments, which may increase any loss incurred. Hedge Fund Managers may use significant leverage by purchasing instruments with the use of borrowed funds, selling securities short, trading options or futures contracts, using total return swaps or repurchase agreements and/or other means, which would increase any losses incurred. The more leverage that is employed, the more likely a substantial change will occur, either up or down, in the value of the Hedge Fund or the Master Fund. Because of the small profit potential of certain trading strategies, some Hedge Fund Managers on behalf of the Hedge Funds, may use leverage to acquire large positions in an effort to meet their objectives. Consequently, they will be subject to major losses in the event that market disruptions destroy the hedged nature of such positions. These losses would impact the value of a Master Fund holding such Hedge Funds, and, in turn, Fund(s) invested through the Offshore Feeder Fund(s) in the Master Fund. See "Risk Factors -- Principal Risk Factors Relating to Hedge Funds".

     - TEMPORARY DEFENSIVE POSITIONS -- In anticipation of, or in response to, adverse market or other conditions, or atypical circumstances such as unusually large cash inflows or redemptions, each Fund or Master Fund (or both) may temporarily hold all or a portion of its assets in cash, cash equivalents or high-quality debt instruments. As a result, a Fund may not achieve its investment objective.

     - DELAY IN USE OF PROCEEDS -- Although the Funds and the Master Funds currently intend to invest the proceeds of any sales of Units as soon as practicable after the receipt of such proceeds, such investment of proceeds may be delayed if suitable investments are unavailable at the time or for other reasons. As a result, the proceeds may be invested in cash, cash equivalents, high-quality debt instruments or other securities pending their investment in Hedge Funds. Such other investments may be less advantageous, and, as a result, a Fund may not achieve its investment objective.

     - OTHER MEMBERS IN A MASTER FUND -- Other Members in a Master Fund may alone, or collectively, own or acquire sufficient voting interests in a Master Fund to control matters relating to the operation of a Master Fund, which may require a Fund, through the corresponding Offshore Feeder Fund, to withdraw its investment in a Master Fund or take other appropriate action. Any such withdrawal could result in a distribution "in-kind" of portfolio securities (as opposed to a cash distribution from a Master Fund). If securities and other non-cash assets are distributed, a Fund could incur brokerage, tax or other charges in converting those assets to cash. In addition, the distribution in-kind may reduce the range of investments in the portfolio or adversely affect the liquidity of a Fund. Notwithstanding the above, there may be other means for meeting repurchase requests, such as borrowing.

     - POTENTIAL CONFLICTS OF INTEREST -- The investment activities of the Adviser, the Hedge Fund Managers and their respective affiliates for their own accounts and other accounts they manage, may give rise to conflicts of interest that may disadvantage the Funds and the Master Funds. See "Risk Factors - Potential Conflicts of Interest".

RISKS OF THE HEDGE FUNDS

Investing in a fund-of-funds, such as each Fund, involves other risks related to the underlying Hedge Fund investments, including the following:

     - Investments in Hedge Funds entail a high degree of risk. It is possible that a Master Fund could lose all or part of its investment in a Hedge Fund, which would directly and adversely affect a Fund's performance. Accordingly, it is possible that a Member could lose all or some of its investment.

     - Each Fund is subject to Hedge Fund strategy risk. Strategy risk refers to the failure or deterioration of investment or trading techniques employed within or across strategies, such that some or all Hedge Fund Managers employing such techniques may suffer significant losses. Losses associated with strategy risk may result from excessive concentration by multiple Hedge Fund Managers in the same or similar trading positions. Likewise, broad events or market dislocations, particularly those accompanied by illiquidity, may adversely affect a wide range of Hedge Fund Managers in certain strategies. Many of the trading or investment strategies employed by Hedge Funds are speculative and involve substantial risks. Specific strategy risks relating to Hedge Fund strategies that may be presented in the Master Funds include:

          THE MULTI-STRATEGY MASTER FUND -- Hedge Fund Managers selected by the Multi-Strategy Master Fund may operate in any strategy and may be subject to some or all of the strategy risks described below.

          THE EVENT DRIVEN MASTER FUND -- Hedge Fund Managers selected by the Event Driven Master Fund generally seek to trade securities of companies undergoing significant transactional events such as takeovers, mergers, acquisitions, reorganizations and bankruptcies. Such transactional events may diminish at certain points during an economic or business cycle. For example, bankruptcies and liquidations can become scarcer in bull markets and mergers and acquisition volume may diminish in bear markets. Additionally, particularly when opportunities are scarce, several Event Driven Hedge Fund Managers may be concentrated in a reduced number of trades which could be unsuccessful for many different reasons including various legal and regulatory issues, shareholder concerns, changes in the market environment and company specific factors.

          THE LONG/SHORT EQUITY MASTER FUND -- Hedge Fund Managers selected by the Long/Short Equity Master Fund typically manage portfolios of both long and short positions in equity securities. The success of such Hedge Fund Managers depends largely on their ability to identify mispriced stocks. Individual Hedge Funds may incorrectly size their positions despite position and risk limits. Long/Short Equity Hedge Fund Managers rely upon market liquidity to manage their portfolio risk. Significant illiquidity, particularly in a trending market, could result in significant losses. Moreover, despite carrying both long and short equity positions in their portfolios, Long/Short Equity Hedge Fund Managers typically maintain some level of long or short exposure to the equity markets and are susceptible to significant price moves in equities, particularly if their long and short positions are correlated.

          THE RELATIVE VALUE MASTER FUND -- Hedge Fund Managers selected by the Relative Value Master Fund typically employ Relative Value strategies designed to exploit anomalies in the pricing of two or more related securities. Many of these strategies rely upon quantitative methods and historical relationships to predict future price movements. Generally, these Hedge Fund Managers attempt to eliminate exposure to significant risks aside from price differentials between related securities, but may intentionally or unintentionally remain exposed to certain residual risk factors. Furthermore, Hedge Fund Managers often employ significant leverage in order to profit from relatively small mispricings between securities. If anomalies in the prices of related securities do not materialize or are reduced, Hedge Fund Managers with positions in such securities may experience negative performance. Such instances may coincide with significant market dislocations involving illiquidity and the negative performance experienced may be exacerbated by leverage. In addition, many of these strategies rely upon quantitative methods that may have been incorrectly derived or historical relationships that may not predict future price movements.

          THE TACTICAL TRADING MASTER FUND -- Generally, Hedge Fund Managers selected by the Tactical Trading Master Fund opportunistically express directional views in one or several asset classes, such as currencies, fixed income securities, commodities, equities and equity indexes. These Hedge Fund Managers frequently exhibit a high degree of volatility, and often express similar views in similar or identical instruments. Hedge Fund activity in certain markets can, at times, exacerbate illiquidity in times of crisis which may preclude Hedge Fund Managers from liquidating positions even though prices are changing significantly. Likewise, particularly in the context of significant events and broad market dislocations, certain assets classes may become highly correlated and diversified portfolios consisting of generally uncorrelated instruments can uniformly incur losses. Tactical Trading Hedge Fund Managers, such as those in the Managed Futures strategy, rely on systematic models that tend to profit from certain historical patterns in markets. In cases where unexpected market events occur, or adverse market conditions persist, these Hedge Fund Managers may experience negative performance.

     - Each Master Fund may invest opportunistically in Hedge Funds employing strategies that expose the Fund(s) to risks not described above. This does not purport to be a complete list of strategy risks.

     - There is also a risk of misconduct by Hedge Fund Managers. When the Adviser invests a Master Fund's assets with a Hedge Fund Manager, the Master Fund will not have custody of the assets or control over their investment. Therefore, there is always the risk that the Hedge Fund Manager could divert or abscond with the assets, inaccurately or fraudulently report the Hedge Fund's value, fail to follow agreed upon investment strategies, provide false reports of operations, fail to adhere to the Hedge Fund's strategy or guidelines or engage in other misconduct. The Hedge Fund Managers with whom the Adviser invests each Master Fund's assets are generally private and have not registered their securities or investment advisory operations under federal or state securities laws. Hedge Fund Managers are not registered with the SEC and are not subject to regulatory oversight. This lack of registration, with the attendant lack of regulatory oversight, may enhance the risk of misconduct by the Hedge Fund Managers. There also is a risk that regulatory actions may be taken by governmental or other authorities against Hedge Fund Managers, which may expose investors, such as the Master Funds, that have placed assets with such Hedge Fund Managers to losses.

     - The Hedge Funds may, at any time and without notice to a Master Fund, change their investment objectives, policies, or strategies. This may adversely affect a Master Fund's risk characteristics and may negatively impact performance.

     - Each Hedge Fund Manager generally will charge a Master Fund an asset-based fee and some or all of the Hedge Fund Managers will receive performance or incentive allocations. The Hedge Fund Managers may impose asset-based fees that are typically expected to range from 1% to 3% annually of the net assets under their management and performance or incentive fees that are generally expected to range from 15% to 25% of net profits annually. In certain cases, these fees and allocations may be higher. The receipt of a performance or incentive allocation by a Hedge Fund Manager may create an incentive for a Hedge Fund Manager to make investments that are riskier or more speculative than those that might have been made in the absence of such an incentive. Also, performance incentive allocations may be paid to Hedge Fund Managers who show net profits, even though a Master Fund and a Fund, as a whole, may incur a net loss. In addition, because a performance or incentive allocation will generally be calculated on a basis that includes unrealized appreciation of a Hedge Fund's assets, these allocations may be greater than if they were based solely on realized gains. Generally, the Hedge Fund Managers' compensation is determined separately for each year or shorter period; whenever possible, agreements are obtained to carry forward losses to subsequent periods in determining the fee for such periods. A Master Fund's investment also may be subject to investment lock-up periods or subject to early withdrawal penalties.

     - Investment decisions of the Hedge Funds are made by the Hedge Fund Managers independently of each other. Consequently, at any particular time, one Hedge Fund may be purchasing interests in an instrument that, at the same time, are being sold by another Hedge Fund.
          Investing by Hedge Funds in this manner could cause a Fund and a Master Fund to indirectly incur certain transaction costs without accomplishing any net result. Likewise, a lack of transparency regarding Hedge Fund positions may lead to lack of diversification in a Master Fund.

     - The Hedge Funds may not be registered as investment companies under the 1940 Act and each Fund, as an indirect investor in these Hedge Funds, will not have the benefit of the protections afforded by the 1940 Act to investors in registered investment companies. Likewise, Hedge Fund Managers may not be registered under the Advisers Act. Although the Adviser will periodically receive information from each Hedge Fund regarding its investment performance and investment strategy, the Adviser may have little or no means of independently verifying this information and generally does not undertake to do so. Hedge Funds are typically not contractually or otherwise obligated to inform their investors, including the Master Funds, of details surrounding proprietary investment strategies or positions. In addition, the Master Funds and the Adviser have no control over the Hedge Funds' investment management, brokerage, custodial arrangements or operations and must rely on the experience and competency of each Hedge Fund Manager in these areas. The performance of the Master Funds is entirely dependent on the success of the Adviser in selecting Hedge Funds for investment by the Master Funds and the allocation and reallocation of a Master Fund's assets among Hedge Funds.

     - The Hedge Funds may invest and trade in a wide range of securities and other financial instruments. For example, the Hedge Funds may invest and trade in equity and debt securities, currencies, financial futures, and other equity- and debt-related instruments or derivatives (i.e., instruments that may derive all or a portion of their value from equity or debt securities). The Hedge Funds are generally not limited in the markets, either by location or type, such as large capitalization, small capitalization or non-U.S., in which they invest, or in the investment discipline that their Hedge Fund Managers may employ, such as value or growth or bottom-up or top-down analysis. The Hedge Funds may use various investment techniques for hedging and non-hedging purposes. A Hedge Fund may, for example, sell securities short, purchase and sell option and futures contracts and engage in other derivative transactions. The use of these techniques may be an integral part of a Hedge Fund's investment strategy and may involve certain risks, including the risk that a Master Fund will lose all or part of its investment in the Hedge Fund which could directly and adversely affect the Fund and its Members. See "Risk Factors -- Principal Risk Factors Relating to Hedge Funds".

     - Each Master Fund has no ability to assess the accuracy of the valuations received from the Hedge Fund Managers with which the Master Fund invests. Some of the positions may be difficult to value and Hedge Fund Managers may be authorized to "par value" such positions in their discretion. Furthermore, the net asset values received by a Master Fund from such Hedge Fund Managers are typically estimates only and, unless materially different from actual values, are generally not subject to revision. Revisions in financial statements provided by Hedge Fund Managers may require a Master Fund's and Fund's financial statements to be revised. See "Calculation of Net Asset Value".

     - To the extent a Master Fund's holdings in a Hedge Fund afford it no ability to vote on matters relating to the Hedge Fund, a Master Fund will have no influence in matters that could adversely affect the Master Fund's investment in the Hedge Fund. As a result, the Master Fund's exclusive option would be to redeem from such Hedge Fund. There is no assurance that such a redemption will not result in reduced returns for the Master Fund. Hedge Funds may be permitted to distribute securities in-kind to investors, including the Master Funds. Securities that a Master Fund may receive upon a distribution may be illiquid or difficult to value. In such circumstances, the Adviser would seek to dispose of these securities in a manner that is in the best interest of a Master Fund. There is no assurance that there will be a market for such securities and there may be occasions when they cannot be liquidated. When such securities can be liquidated, there may be only few market makers and the corresponding price may not reflect true value.

     - The Master Funds may make additional investments in, or withdrawals from, the Hedge Funds only at certain times specified in the governing documents of the Hedge Funds. A Master Fund from time to time may, in turn, have to invest some of its assets temporarily in high quality fixed income securities and/or money market instruments or may hold cash or cash equivalents pending the investment of assets in Hedge Funds or for other purposes.

Prospective Members in the Funds should review carefully the discussion below under the caption "Risk Factors" for other risks associated with all of the Funds and the Master Funds, specific risks of a particular Fund, and the risks of Hedge Fund Managers' investment strategies. An investment in the Funds should only be made by prospective Members who understand the nature of the investment, do not require more than limited liquidity in the investment, and can bear the economic risk of the investment.

SUMMARY OF FEES AND EXPENSES

The following Fee Table and Example summarize the aggregate expenses of each Fund (and of that Fund's Offshore Feeder Fund and Master Fund), and are intended to assist prospective Members in understanding the costs and expenses that they will bear directly or indirectly by investing in a Fund. The expenses associated with investing in a fund-of-funds, such as a Fund, are generally higher than those of other types of funds that do not invest primarily in Hedge Funds. This is because prospective members in a fund-of-funds also indirectly pay a portion of the fees and expenses, including performance-based compensation, charged at the underlying Hedge Fund level. These indirect items are not reflected in the following chart or the example below. Those fees and expenses are described below in "Risk Factors -- Principal Risk Factors Relating to the Funds' Structure -- Investments in Other Funds".

  MEMBER TRANSACTION EXPENSES
    Sales Load (as a percentage of the offering price per Unit)             None
    Early Withdrawal Charge (as a percentage of repurchase proceeds)(1) 2.00% ANNUAL EXPENSES (as a percentage of net assets attributable to Units)
    Management Fees                                                        [  ]%
    Other Expenses (2)                                                     [__]%
  TOTAL ANNUAL EXPENSES (3)                                                [__]%

(1) Repurchases of Units held less than one year from the date of purchase will be subject to an early withdrawal charge of 2.00% calculated as a percentage of repurchase proceeds, which will remain in the Fund.

(2) "Other Expenses" are estimated based on Fund net assets of $[___] and anticipated expenses for the first year of a Fund's operations and a Fund's pro rata share of the respective Master Fund's estimated expenses for the current fiscal year, and include professional fees and other expenses, including, without limitation, the Services Fee and the Administration Fee, that a Fund will bear directly and indirectly through the respective Master Fund, including custody fees and expenses. See "Management of the Funds, the Offshore Feeder Funds, and the Master Funds -- Administrative, Accounting, Custody, Transfer Agent and Registrar Services".

(3) The Adviser has contractually agreed to limit total annualized expenses of each Fund and each Master Fund to [ ]% (the "Expense Limitation Agreement") through [DATE]. The expense cap automatically renews unless terminated.

For a more complete description of the various fees and expenses of each Fund, see "Management of the Funds, the Offshore Feeder Funds and the Master Funds".

EXAMPLE

The Example assumes a $1,000 investment in a Fund for the time periods indicated which is subsequently repurchased in full at the end of those periods. The Example also assumes that the investment has a 5% return each year and that the Fund's operating expenses remain the same. Although actual costs may be higher or lower, based on these assumptions, costs would be:


          ----------------------------------------------------------------------
                  EXAMPLE            CUMULATIVE EXPENSES PAID FOR THE PERIOD OF:
          -----------------------    -------------------------------------------
                                        1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                        ------   -------   -------   --------
          ----------------------------------------------------------------------
          A prospective Member
          would pay the following
          expenses on a $1,000
          investment, assuming a
          5% annual return
          throughout the periods......  $[___]    $[___]     $[___]    $[___]
          ----------------------------------------------------------------------

A prospective Member would pay the following expenses if the Member did not have its Units repurchased:

          ----------------------------------------------------------------------
                  EXAMPLE            CUMULATIVE EXPENSES PAID FOR THE PERIOD OF:
          -----------------------    -------------------------------------------
                                        1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                        ------   -------   -------   --------
          ----------------------------------------------------------------------
          A prospective Member
          would pay the following
          expenses on a $1,000
          investment, assuming a
          5% annual return
          throughout the periods......  $[___]    $[___]     $[___]    $[___]
          ----------------------------------------------------------------------

The Example is based on the fees and expenses set forth above and should not be considered a representation of future expenses. Actual expenses may be higher or lower than those shown.

Moreover, the rate of return of a Fund may be greater or less than the hypothetical 5% return used in the Example. A greater rate of return than that used in the Example would increase the amount of certain fees and expenses paid by a Fund.

THE FUNDS

CSFB Alternative Capital Multi-Strategy Institutional Fund, LLC ("Multi-Strategy Fund"), CSFB Alternative Capital Event Driven Institutional Fund, LLC ("Event Driven Fund"), CSFB Alternative Capital Long/Short Equity Institutional Fund, LLC ("Long/Short Equity Fund"), CSFB Alternative Capital Relative Value Institutional Fund, LLC ("Relative Value Fund") and CSFB Alternative Capital Tactical Trading Institutional Fund, LLC ("Tactical Trading Fund") (each singly a "Fund" and collectively the "Funds") are newly formed Delaware limited liability companies registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as closed-end management investment companies. Each of the Funds is a fund-of-funds designed solely for investment by certain tax-exempt or tax-deferred members ("Tax-Exempt Members"). The Funds were organized as limited liability companies under the laws of Delaware on September 15, 2004 and have no operating history. Eligible Investors (as defined herein) who purchase Units of a respective Fund and other persons who acquire Units and are admitted to a Fund by its Board of Managers (each individually a "Manager" and collectively the "Board"), will become members of the respective Fund (the "Members").

Each Fund acts as a feeder fund and shares the same basic structure. Each Fund invests substantially all of its investable assets in its respective offshore feeder fund (an "Offshore Feeder Fund"), each of which is a Cayman Islands limited duration company with the same investment objective as the Fund. An Offshore Feeder Fund, in turn, invests substantially all of its investable assets in its corresponding master fund (a "Master Fund"). The Multi-Strategy Offshore Feeder Fund has a corresponding Master Fund, but in the future may invest substantially all of its investable assets in the Master Funds corresponding to the other Funds if Securities and Exchange Commission ("SEC") exemptive relief from certain prohibitions is obtained. In the event such exemption is not granted, the Multi-Strategy Fund will continue to invest through its Master Fund. Each Master Fund is a registered investment company with the same investment objectives as its corresponding Offshore Feeder Fund and Fund. An Offshore Feeder Fund serves solely as an intermediate entity through which a Fund invests in a Master Fund, or, in the case of the Multi-Strategy Fund, potentially several Master Funds. An Offshore Feeder Fund makes no independent investment decisions and has no investment or other discretion over its investable assets. An Offshore Feeder Fund is recognized as a corporation under tax laws of the United States and the Cayman Islands. The above structure, as discussed in this Prospectus, enables certain Tax-Exempt Members to invest in a Fund without receiving certain income in a form that would otherwise be taxable to such Members regardless of their tax-exempt status. Each Master Fund emphasizes allocation of Member capital across one or more hedge fund strategies through a diversified set of pooled investment vehicles (collectively, the "Hedge Funds") managed by independent investment managers (the "Hedge Fund Managers").

The Funds', the Offshore Feeder Funds' and the Master Funds' principal offices are located at the offices of the Adviser (as defined below) at 11 Madison Avenue, 13th Floor, New York, NY 10010. The Adviser's telephone number is [212-325-2000]. Investment advisory services are provided to each Master Fund and the Multi-Strategy Fund by CSFB Alternative Capital, Inc. (the "Adviser"), a Delaware corporation and an affiliate of Credit Suisse First Boston LLC (the "Distributor"), pursuant to an investment advisory agreement dated [MONTH DAY], [2005] (the "Advisory Agreement"). Employees of the Distributor will manage each Fund pursuant to a services agreement with the Adviser. Responsibility for monitoring and overseeing each Fund's management and operation is vested in the individuals who serve on the Board of each Fund. See "Board of Managers" in the statement of additional information ("SAI"). The Multi-Strategy Fund's Board of Managers and each Master Fund's Board of Managers (each, the "Master Fund's Board") has responsibility for monitoring and overseeing the Multi-Strategy
Fund's and each Master Fund's investment program, respectively. The Multi-Strategy Fund's Board and each Master Fund's Board has delegated to the Adviser its rights and powers to the extent necessary for such Board to carry out its oversight obligations as may be required by the 1940 Act, state law or other applicable laws or regulations.

A Fund may withdraw all or part of its assets from the respective Offshore Feeder Fund and thereby the Master Fund if the Board determines that it is in the best interest of a Fund to do so, provided that the Master Fund permits the Fund to tender for repurchase its interest, held through the Offshore Feeder Fund. In the event that a Fund withdraws, through an Offshore Feeder Fund, all or part of its assets from a Master Fund, the Board would consider what action might be taken, including investing the assets of a Fund, through its Offshore Feeder Fund, in another pooled investment entity or retaining an investment adviser to manage that Fund's assets in accordance with its investment objective. A Fund's investment performance may be affected by a withdrawal of its assets, held through an Offshore Feeder Fund, from a Master Fund (or the withdrawal of assets of another Member in a Master Fund). Contributions of assets will also affect the Fund's investment performance.

THE OFFSHORE FEEDER FUNDS

The Offshore Feeder Funds are not registered under the 1940 Act. Each Offshore Feeder Fund serves as an intermediate entity through which a Fund invests in one, or in the case of the Multi-Strategy Fund, potentially several Master Funds. The Offshore Feeder Funds make no independent investment decisions and have no investment or other discretion over their assets.

Each Offshore Feeder Fund is a corporate entity whereby income that might otherwise constitute unrelated business taxable income ("UBTI") generated by the investment activities of the respective Master Fund(s) (and Hedge Funds) is not ultimately passed through to Members. Each Offshore Feeder Fund is organized under the laws of the Cayman Islands as a limited duration company ("LDC") and is considered a corporation for tax purposes in both the Cayman Islands and the United States. An LDC organized in the Cayman Islands offers limited liability to its members. Generally, such an entity may only carry on activities in the Cayman Islands in furtherance of its overseas (non-Cayman Islands) activities. Each Offshore Feeder Fund has a limited duration of 30 years, as required by Cayman Islands law, and has two members, a Fund, which serves as the managing member, and the Adviser, which holds only a nominal non-voting interest in the Offshore Feeder Fund. Each Fund and the Adviser have delegated all day-to-day management and general oversight responsibilities of an Offshore Feeder Fund to the respective Fund. Therefore, all decisions involving an Offshore Feeder Fund are effectively controlled by the respective Fund's Board. No Offshore Feeder Fund has any members other than its Fund and the Adviser.

THE MASTER FUNDS

Each Master Fund has been a registered investment company since [DATE], [2005].

STRUCTURE

Each Fund is a specialized investment vehicle that combines many of the features of an investment fund not registered under the 1940 Act, often referred to as a "private investment fund," with those of a registered closed-end management investment company. Private investment funds, such as Hedge Funds, are commingled investment pools that offer their securities privately without registration under the Securities Act of 1933, as amended (the "1933 Act"), in large minimum denominations (often over $1 million) to a limited number of high net worth individual and institutional investors. The general partners or investment advisers of these funds, which are typically structured as trusts, limited partnerships or limited liability companies, are usually compensated through asset-based fees and incentive-based allocation. Registered closed-end management investment companies are typically organized as corporations, business trusts, limited liability companies or limited partnerships. These registered companies impose relatively modest minimum investment requirements and publicly offer their shares to a broad range of investors. The investment advisers to registered closed-end management investment companies are typically compensated through asset-based (but not incentive-based) fees.

Each Fund is similar to a private investment fund in that through a Fund's investment in a Master Fund, it will be actively managed and units of limited liability company interests ("Units") will be sold to Eligible Investors. In addition, Hedge Fund Managers will typically be entitled to receive incentive-based compensation. Unlike many private investment funds, however, each Fund, as a registered closed-end management investment company, can offer Units without limiting the number of Eligible Investors that can participate in its investment program and may publicly promote the sale of Units. The structure of each Fund is designed to permit Tax-Exempt Members to participate in a fund-of-funds investment program without requiring a substantial minimum capital commitment that is required by many private investment funds and without subjecting a Fund to the limitations on the number of Members and the manner of offering faced by many of those funds. Each Fund also provides such Members access to a Master Fund, without incurring UBTI, through use of an interpositioned Offshore Feeder Fund.

INVESTMENT PROGRAMS OF THE FUNDS

Each Fund invests substantially all of its investable assets in its respective Offshore Feeder Fund. Each Offshore Feeder Fund, in turn, invests substantially all of its investable assets in its corresponding Master Fund, with the exception of the Multi-Strategy Fund which has a corresponding Master Fund, but may invest substantially all of its investable assets in the Master Funds corresponding to the other Funds. The Multi-Strategy Master Fund will invest in Hedge Funds, and if SEC exemptive relief from certain prohibitions is granted, will have the flexible investment strategy of complementing the Multi-Strategy Fund's allocations to the other Master Funds, as deemed appropriate by the Adviser. The Master Funds share the same investment objectives as their related Funds and maintain diversified exposure to Hedge Funds in their targeted Hedge Fund strategies.

The investment objectives of the Funds, the Offshore Feeder Funds and the Master Funds are non-fundamental and may be changed by the respective Fund's Board (also acting for an Offshore Feeder Fund). Except as otherwise stated in this Prospectus or in the SAI, the investment policies and restrictions of the Funds, the Offshore Feeder Funds and the Master Funds are not fundamental and may be changed by the respective Fund's Board (also acting for an Offshore Feeder
Fund). The Funds', the Offshore Feeder Funds' and the Master Funds' fundamental investment policies are listed in the SAI. The Master Funds' principal investment policies and strategies are discussed below.

MULTI-STRATEGY FUND
-------------------

INVESTMENT OBJECTIVE

The Multi-Strategy Fund's objective is to maximize its risk-adjusted performance by investing in Hedge Funds.

INVESTMENT STRATEGIES

The Multi-Strategy Fund invests substantially all of its assets in Hedge Funds. The Multi-Strategy Fund seeks its objective by maintaining diversified exposure to a number of Hedge Funds employing different strategies and opportunistically adjusting its strategy allocations based upon the Adviser's evaluation of the relative prospects and risks of various Hedge Fund strategies. In the future, the Multi-Strategy Fund may allocate capital among the Master Funds corresponding to the Event Driven Fund, the Long/Short Equity Fund, the Relative Value Fund and the Tactical Trading Fund as discussed in the sections below.

The Multi-Strategy Fund is designed to provide Members with broad exposure to a variety of Hedge Fund strategies by investing in its Master Fund, which allocates capital among Hedge Funds employing a wide array of strategies.
Certain Hedge Fund strategies may outperform others at different points in a complete market cycle. The Multi-Strategy Fund seeks to continually overweight outperforming Hedge Fund strategies by dynamically shifting its allocations on the basis of the Adviser's investment outlook. In the future, if SEC exemptive relief from certain prohibitions is granted, the Multi-Strategy Fund may invest in the other Master Funds in addition to the Multi-Strategy Master Fund in order to achieve its objective. If the Multi-Strategy Fund invests in the other Master Funds, any allocations to the Multi-Strategy Master Fund will generally be intended to complement the Multi-Strategy Fund's allocations to the other Master Funds. The objectives and investment policies of the other Master Funds are described below.

The diversification and flexibility of the Multi-Strategy Fund is designed to permit it to generate absolute returns under a wide range of market conditions while managing return variability. The Adviser believes that by maintaining diversified exposure to multiple strategies or Master Funds, the Multi-Strategy Fund may achieve more consistent returns over a market cycle and may be a less volatile investment than the other Funds.

The Multi-Strategy Fund may also invest opportunistically in Hedge Funds that employ other strategies.

EVENT DRIVEN FUND
-----------------

INVESTMENT OBJECTIVE

The Event Driven Fund's investment objective is to maximize its risk-adjusted performance by investing in Hedge Funds.

INVESTMENT STRATEGIES

The Event Driven Fund invests substantially all of its assets in Hedge Funds that pursue Event Driven strategies globally such as equity special situations, capital structure arbitrage, credit trading, distressed investing and risk arbitrage. Event Driven Hedge Fund Managers invest in securities of companies that are, or may be, subject to significant transactional events such as takeovers, mergers, acquisitions, reorganizations and bankruptcies. The uncertainty surrounding these events creates potential investment opportunities for Hedge Fund Managers who can accurately forecast their outcome. Profits may be realized when the price of a security changes to more accurately reflect the probability of the event occurring. Event Driven sub-strategies include risk arbitrage, distressed and high yield investing and capital structure arbitrage.

Risk arbitrage involves trading in the securities of companies involved in a potential merger, acquisition, spin-off or other significant corporate event. One common type of risk arbitrage is merger arbitrage. When merger arbitrage Hedge Fund Managers anticipate that a merger deal will close, they generally purchase the stock of the company to be acquired and sell short the stock of the acquiring company in order to profit from the spread between the two securities that reflects the market's assessment of the risk that the transaction will fail. In contrast, when these Hedge Fund Managers believe a merger deal will not close, they may short the deal by taking the opposite position through shorting the target company and taking a long position in the acquiring company. To mitigate the risk of the outright purchase and sale of common stock, Hedge Fund Managers may use derivatives to implement the strategy.

Distressed and high yield Hedge Fund Managers generally invest in, or sell short, securities of companies affected by a distressed situation such as bankruptcy, debt restructuring, reorganization or liquidation. Securities of companies in distress may trade at prices below their fundamental value as some holders attempt to sell their position at a time when few buyers exist. Hedge Fund Managers seek to identify these imbalances and purchase distressed securities before the securities return to their fundamental value.

Capital structure arbitrage Hedge Fund Managers invest in multiple financial instruments of a given company that they believe have become mispriced relative to one another. Capital structure arbitrage trades generally express a Hedge Fund Manager's directional view on a company, but may offer a more attractive risk-reward profile than trades expressing the same directional view utilizing single securities. Often, both fundamental and quantitative analyses are employed to generate capital structure arbitrage trading ideas, and Hedge Fund Managers typically seek to identify a catalyst for the relative mispricing to disappear.

The Event Driven Fund may also invest opportunistically in Hedge Funds that employ other strategies.

LONG/SHORT EQUITY FUND
----------------------

INVESTMENT OBJECTIVE

The  Long/Short   Equity  Fund's   investment   objective  is  to  maximize  its
risk-adjusted performance by investing in Hedge Funds.

INVESTMENT STRATEGIES

The Long/Short Equity Fund invests substantially all of its assets in Hedge Funds in the Long/Short Equity, Equity Market Neutral and Dedicated Short strategies globally. These Hedge Funds vary in their net exposure to the equity markets, but typically manage portfolios of both long and short equity positions. Long/Short Equity strategies may be implemented in particular geographic regions or industries. Long/Short Equity Hedge Funds seek to identify mispriced equities, and Hedge Fund Managers generally construct and manage portfolios of both long and short equity positions. Profits are realized when long holdings appreciate and/or stocks sold short decline in value. The success of Long/Short Equity Hedge Fund Managers relies upon superior stock picking abilities. Because Long/Short Equity strategies employ short selling and other hedging techniques, these Hedge Fund Managers may outperform traditional long-only equity managers in declining markets.

Long/Short Equity Hedge Fund Managers often pay particular attention to their net exposure profile. Net exposure refers to the total amount of equity market risk contained in a Hedge Fund Manager's portfolio. Some Hedge Fund Managers strictly limit their net exposure to a narrow range and rely primarily on their ability to identify mispricings in individual stocks to generate returns. Other Long/Short Equity Hedge Fund Managers are more opportunistic in their approach to net exposure. These Hedge Fund Managers seek to increase their net exposure to reflect expectations of a rising equity market and reduce their net exposure in anticipation of a declining market.

Long/Short Equity Hedge Fund Managers may rely upon specific regional or industry expertise to identify investment opportunities. Industry focused Hedge Fund Managers may, for example, focus on specific industry sectors such as technology, health care and financials. Hedge Fund Managers geographic focus may be as broad as global, U.S., Europe or Asia, or as narrow as a specific country such as Japan. Additionally, Long/Short Equity Hedge Fund Managers may be value oriented, growth oriented or opportunistic.

The Long/Short Fund may also invest opportunistically in Hedge Funds that employ other strategies.

RELATIVE VALUE FUND
-------------------

INVESTMENT OBJECTIVE

The Relative Value Fund's investment objective is to maximize its risk-adjusted performance by investing in Hedge Funds.

INVESTMENT STRATEGIES

The Relative Value Fund invests all of its assets in Hedge Funds that pursue Relative Value strategies such as Convertible Arbitrage, Emerging Markets, Equity Market Neutral, Fixed Income Arbitrage and Multi-Strategy globally. Hedge Funds employing Relative Value strategies seek to exploit anomalies in the pricing of related securities. Many of these strategies utilize quantitative methods and historical relationships to predict future price movements. These Hedge Funds may employ a number of different strategies alongside their Relative Value arbitrage strategies.

Relative Value Hedge Fund Managers generally avoid taking directional stances on the price movement of specific markets. Instead, they seek to identify abnormal relationships among prices of securities that are historically or mathematically related and take offsetting long and short positions in the securities with the expectation that the relationship will return to normal. Relative Value strategies include Convertible Arbitrage, Fixed Income Arbitrage, Equity Market Neutral, Emerging Markets and Multi-Strategy Arbitrage.

Convertible Arbitrage Hedge Fund Managers typically purchase convertible bonds and reduce certain types of associated market exposures such as equity, credit and interest rate risks by buying or selling various related securities. These Hedge Fund Managers may profit from relative pricing inefficiencies of either the credit or the volatility component of a convertible security. Convertible Arbitrage Hedge Fund Managers often conduct a thorough analysis of a company's fundamentals before establishing a trading position.

Fixed Income Arbitrage Hedge Fund Managers seek to exploit pricing anomalies in debt securities, primarily in the G-7 sovereign and quasi-sovereign markets. These Hedge Fund Managers focus their analysis on securities that are historically, mathematically or fundamentally related. If the relationships of such securities deviate from their historical norms as a result of, among other things, market events, investor preferences, exogenous shocks to supply or demand, or structural features of the fixed income market, a Fixed Income Arbitrage Hedge Fund Manager may buy and sell related securities in an offsetting manner. The Hedge Fund profits to the extent that together, the securities traded, generate net positive interest and/or the relationship between the securities is corrected. Fixed Income Arbitrage Hedge Fund Managers typically employ significant leverage to generate meaningful returns from small price aberrations.

Hedge Fund Managers in the Equity Market Neutral strategy strive to generate consistent returns with a very low correlation to the equity markets by exploiting anomalies in the prices of various equity securities. To reduce exposure to the equity markets, Hedge Fund Managers typically buy and sell similar notional amounts of equity securities. Equity Market Neutral Hedge Fund Managers utilize statistical or fundamental models to construct their portfolios. Statistical strategies yield portfolios that capture small equity pricing anomalies while maintaining general market neutrality and are generally characterized by rapid position turnover and an emphasis on the execution of trades. Fundamental strategies require inputs such as valuation, earnings momentum and analyst recommendations to predict the future price movements in a stock. Like statistical Hedge Fund Managers, fundamental Hedge Fund Managers seek to reduce extraneous risk through offsetting trades.

Multi-Strategy Hedge Fund Managers allocate capital among several trading strategies opportunistically, including: risk arbitrage, distressed investing, Global Macro, Managed Futures, Long/Short Equity, Convertible Arbitrage, Fixed Income Arbitrage and Equity Market Neutral.

The Relative Value Fund may also invest opportunistically in Hedge Funds that employ other strategies.

TACTICAL TRADING FUND
---------------------

INVESTMENT OBJECTIVE

The  Tactical   Trading   Fund's   investment   objective  is  to  maximize  its
risk-adjusted performance by investing in Hedge Funds.

INVESTMENT STRATEGIES

The Tactical Trading Fund invests substantially all of its assets in Hedge Funds that pursue Tactical Trading strategies such as Global Macro, Managed Futures and currency trading globally. Tactical Trading Hedge Funds opportunistically express directional views in one or several asset classes, usually with liquid trading instruments. These Hedge Funds may be active in the currency, fixed income, commodity, equity and equity index markets, and may employ a number of other strategies alongside their Global Macro and Managed Futures strategies.

Managed Futures Hedge Funds often limit discretionary Hedge Fund Manager input and generally rely upon systematic programs, driven primarily by computerized and mathematical models, to select investments. Systematic programs may be categorized as trend following, mean-reverting or fundamental modeling. Trend following strategies analyze financial time-series data to uncover exploitable price trends. The algorithms employed in trend following analyses may be characterized by the time period on which they focus: short, medium or long. Mean-reverting strategies may also examine financial time series data. These strategies seek to identify and trade in securities whose prices deviate from their historical norms. Hedge Fund Managers employing mean-reverting strategies may profit when price deviations disappear and securities return to their expected prices. Fundamental modeling strategies utilize quantitative analyses of economic or fundamental factors, such as interest rate differentials, changes in stock prices or price-to-equity ratios and slopes of yield curves, to attempt to identify mispriced securities.

Global Macro Hedge Fund Managers attempt to predict significant price swings in major markets. These Hedge Fund Managers profit when they correctly anticipate security price movements and trade accordingly. Global Macro Hedge Fund Managers generally have broad investment mandates and may simultaneously trade many securities or instruments across multiple markets. Unlike Managed Futures strategies which depend upon model-driven buy and sell signals, Global Macro strategies may employ fundamental analysis and allow Hedge Fund Managers considerable discretion in generating trading ideas. A Hedge Fund Manager view may be expressed as an outright directional trade or as a relative value trade within a given asset class.

The Tactical Trading Fund may also invest opportunistically in Hedge Funds that employ other strategies.

INVESTMENT POLICIES

Unless otherwise noted, the following policies are common to the Funds, the Offshore Feeder Funds and the Master Funds.

Each Fund is a fund-of-funds whereby, through its corresponding Offshore Feeder Fund and the Master Fund, the Fund allocates capital to a number of Hedge Funds which may employ substantially different investment or trading strategies. The Adviser believes that because of this diversification, the Funds may provide more stable returns than a portfolio limited to a smaller number of Hedge Funds or trading strategies. Different Hedge Fund strategies may perform well over a complete market cycle. However, their individual periods of above average and below average performance may not coincide.

Within its respective investment strategy, the Adviser seeks to continually emphasize each Master Fund's exposure to the Hedge Fund trading strategies with the most attractive return profile by dynamically shifting each Master Fund's capital among Hedge Fund Managers and strategies on the basis of its investment outlook. This allocation program is intended to permit all of the Master Funds to maintain upside potential under a wide range of market conditions while managing return volatility. Furthermore, while some of the investment strategies used by individual Hedge Fund Managers involve a high degree of risk, the Adviser believes that a Master Fund's allocation to a number of different trading strategies and Hedge Fund Managers may reduce the overall volatility of the Funds. While the Adviser anticipates that each Master Fund will maintain exposure to a number of Hedge Fund Managers, at no time will a Master Fund invest more than 25% of its assets in any single Hedge Fund, measured at the time of investment.

The Funds offer Eligible Investors the following advantages:

     - EASY ACCESS AND A LOW MINIMUM INVESTMENT SIZE -- The Funds offer Eligible Investors exposure to Hedge Funds that may not be accepting capital from new investors or may have relatively high minimum investment amounts.

     - PROFESSIONAL PORTFOLIO MANAGEMENT -- The Adviser employs an investment process to manage the Funds and Master Funds.

     - ONGOING HEDGE FUND MANAGER MONITORING -- Hedge Funds in the Master Funds are monitored by the Adviser on a regular basis with the goal of identifying managers who are underperforming, unexpectedly changing their investment strategies or taking unusual risks.

     - DIVERSIFICATION -- The Funds seek to take advantage of low correlations among Hedge Funds and where appropriate, strategies, to provide diversification benefits to Members. The aim of diversification is to manage risk and to reduce volatility of returns.

     - LIMITED LIABILITY -- Losses to Members in the Funds are limited to the size of their investments.

     - PREFERABLE TAX TREATMENT -- The Funds are structured in a manner that should avoid UBTI, which would be taxable income to Tax-Exempt Members.

The Master Funds may invest in Hedge Funds that employ a wide range of investment techniques, including the purchase and short sale of securities and futures, commodity and options trading. The following general descriptions summarize certain investment strategies that may be pursued by Hedge Funds selected by the Adviser for a Master Fund. They are not intended to be complete explanations of the strategies described or a list of all possible investment strategies or methods that may be used by the Hedge Fund Managers.

Each Master Fund expects that the Hedge Funds in which it invests may engage extensively in speculative investment practices such as using leverage without limitation, short selling and trading regulated or unregulated physical commodities contracts, currency speculation, trading listed and over-the-counter options, writing uncovered options, trading complex derivative instruments, participating in workouts and startups, distressed and illiquid securities, obtaining control positions, trading foreign securities and taking concentrated positions.

Each Master Fund may employ borrowing to facilitate purchases and redemptions of Units. Borrowing may also be used for cash management purposes such as to pay miscellaneous expenses as they arise and for bridge financing of investments in Hedge Funds while awaiting cash from Hedge Fund redemptions. Any borrowing by a Master Fund will be solely on a basis that provides no recourse against the Members of that Master Fund beyond their Capital Contributions (as defined in a Fund's Limited Liability Agreement (the "LLC Agreement")). Each Fund is a speculative investment and entails significant risks. No guarantee or representation is given that Fund will achieve its investment objective. A Member may lose all or a portion of its investment.

LEVERAGE

The Master Funds may employ borrowing to facilitate purchases and redemptions of Units, or for various cash management purposes such as to pay miscellaneous expenses as they arise and for bridge financing of investments in Hedge Funds while awaiting proceeds from Hedge Fund redemptions. Any such borrowing would leverage a Master Fund. In addition, although the Adviser currently intends to manage the Master Funds with low leverage, the Master Funds may, at times, leverage their investments with Hedge Fund Managers. There can be no assurance that returns generated from borrowed funds will exceed the cost of borrowing. Borrowings (other than temporary borrowings of less than 5% of the Fund's assets) will be subject to a 300% asset coverage requirement under the 1940 Act. Borrowings by Hedge Funds are not subject to this requirement. However, short-term borrowings for the purpose of meeting redemption requests, for bridge financing of investments in Hedge Funds, or for cash management purposes will not be considered the use of investment leverage and will not be subject to the above asset coverage requirement. Some Hedge Fund Managers use leverage in their investment activities through purchasing securities on margin and selling securities short. Hedge Fund Managers may also use leverage by entering into total return swaps or other derivative contracts as well as repurchase agreements whereby a Hedge Fund Manager effectively borrows funds on a secured basis by "selling" portfolio securities to a financial institution for cash and agreeing to "repurchase" such securities at a specified future date for the sales price paid plus interest at a negotiated rate. Certain Hedge Fund Managers trade futures, which generally involve greater leverage than other investment activities due to the low margin requirements associated with futures trading.

INVESTMENT PROCESS

The Adviser employs a specialist-based approach to investing that seeks to combine in-depth research and recommendations with risk management due diligence and management oversight. The Adviser relies upon the research personnel of the Hedge Fund Investment Group of the Distributor's Alternative Capital Division ("HFI") who are assigned to focused areas of expertise encompassing similar Hedge Fund investment programs. More focused approaches to investing employed by a group of Hedge Funds within a particular strategy are called sub-strategies. Research personnel are responsible for researching one or more of the following strategies (as so defined and referenced throughout this Prospectus), and may additionally perform research on Hedge Fund strategies that are relatively unique, and grouped together as "other":


            STRATEGIES                        SUB-STRATEGIES

            Equity Market Neutral             o   Quantitative
                                              o   Statistical


            Event Driven                      o   Distressed
                                              o   Risk Arbitrage
                                              o   Multi-Strategy


            Convertible Arbitrage


            Long/Short Equity                 o   Global Diversified

            STRATEGIES                        SUB-STRATEGIES

                                              o   U.S. Diversified
                                              o   Europe Diversified
                                              o   Asia
                                              o   Japan
                                              o   Financials
                                              o   Health Care
                                              o   Technology


            Dedicated Short


            Global Macro Managed Futures      o   Trend Following
                                              o   Other


            Fixed Income Arbitrage


            Emerging Markets                  o   Multi-Strategy
                                              o   Equity
                                              o   Fixed Income


            Multi-Strategy


            Other


HFI's investment process has three general components:

o     Manager selection and strategy composition
o     Risk management
o     Strategy allocation

HFI reviews Hedge Fund Managers in which it is currently invested, other established Hedge Fund Managers and those who are launching Hedge Funds and focuses its resources on those Hedge Fund Managers it believes are potential candidates to be included in its portfolios. A qualitative assessment of Hedge Fund Managers' businesses through on-site visits is a component of HFI's due diligence process. HFI's evaluation of a Hedge Fund Manager also involves a combination of qualitative factors including, among others, independent reference checks, operational and trading risk management due diligence and an analysis of its business structure. Based upon their due diligence, HFI's research personnel formulate recommendations and present those recommendations to the senior management personnel ultimately responsible for selecting Hedge Funds in which to invest.

Post-investment, risk management professionals monitor HFI's Hedge Fund investments and collaborate with research personnel in analyzing sources of risk and performance in individual Hedge Funds. Risk management professionals, together with the research personnel assigned to the Master Funds, are responsible for ensuring that the Master Funds are managed consistently with their investment objectives.

HFI sets target strategy allocations that reflect both its view of the prospects for each of the strategies and the objectives of the Funds. The goal of the strategy allocation process is to opportunistically position the Funds to take advantage of market dynamics and market cycles subject to their investment objectives. This process stresses qualitative and forward-looking criteria as well as quantitative risk analysis.

As set forth above, each Fund attempts to achieve its objective by investing all or substantially all of its investable assets, through its respective Offshore

Feeder Fund, in the Master Fund(s). The Master Funds allocate capital to one or more strategies through a diversified portfolio of Hedge Funds.

MANAGER SELECTION AND STRATEGY COMPOSITION

Strategy composition refers to the choice and weight of Hedge Fund investments within a strategy. HFI research personnel are broadly responsible for the Master Funds' strategy compositions. HFI assigns an investment professional to oversee the management of each of the Master Funds. In this capacity, the professional is responsible for coordinating with HFI's risk management team in ensuring that the Master Fund is run consistently with its investment objectives. HFI's research personnel may consider several factors in allotting a Master Fund's strategy allocation to various Hedge Funds. These factors include historical correlations among Hedge Fund Managers, the extent to which they believe that the prevailing market conditions benefit certain trading strategies more than others, the aim of maintaining exposure to a diverse set of trading programs within a given strategy and the capacity of Hedge Fund Managers for new investments. HFI's research personnel seek to carefully balance the need for strategy and Hedge Fund Manager diversification with forward-looking portfolio positioning in determining each Master Fund's strategy composition.

HFI's research personnel are also responsible for identifying and investing with new Hedge Fund Managers. This involves sourcing new Hedge Fund Managers, understanding and analyzing their investment programs and approaches to risk, and evaluating the quality of their management and business infrastructure.

When evaluating a potential investment, HFI's research personnel seek to determine whether or not the prospective Hedge Fund Manager has a distinct edge over other Hedge Fund Managers utilizing the same approach to trading or investing. An edge may come from some combination of significant experience, a distinguishing fundamental or technical understanding of the market, proprietary technology or infrastructure, or superior access to key information through contact networks. Defining such an edge may involve a series of meetings in which research and/or risk management professionals scrutinize the Hedge Fund Manager's trade selection and portfolio construction processes. For more established Hedge Fund Managers, these professionals may also perform quantitative analyses on the Hedge Funds' historical returns, volatility and correlation to their closest competitors. Such quantitative analyses serve as reference points for the more important qualitative assessments of Hedge Fund Managers, especially those who hold illiquid securities or securities with non-linear return characteristics. HFI's research and risk management professionals pay particular attention to a prospective Hedge Fund Manager's understanding of the risks inherent in the Hedge Fund's investment strategy.

Because investing in Hedge Funds exposes investors to operational risks distinct from the risks associated with Hedge Fund Managers' investment strategies, HFI's research and risk management professionals work together in assessing each new Hedge Funds' operational structure and transparency. Potential operational issues analyzed by HFI may include the methods used to price securities, organizational structure, technology and the use of soft dollars. In analyzing both strategy and operational risks, HFI scrutinizes the level of consistency Hedge Fund employees, references and business counterparts exhibit in describing the Hedge Fund Manager and its business practices.

Based upon their due diligence, HFI's research professionals formulate an investment recommendation, and present their recommendation to the Adviser's senior management personnel responsible for selecting Hedge Fund investments.

RISK MANAGEMENT

HFI believes that risk management is crucial in analyzing and monitoring individual Hedge Funds and managing the risk profile of the Master Funds. HFI's risk management professionals work together with its research professionals in analyzing prospective Hedge Fund investments both in terms of operational risk and risk infrastructure. Post-investment, risk management monitors each Master Fund's Hedge Fund investments, and analyzes sources of risk and performance in individual Hedge Funds. The Adviser's risk management professionals are responsible for ensuring that the Master Funds are managed consistently with their investment objectives and work closely with the Adviser's senior management in analyzing portfolio risk and setting target strategy allocations.

STRATEGY ALLOCATION

Strategy allocations are the allocations, in percentage terms, a Master Fund has to each of the strategies. Target strategy allocations are defined for each of the Funds and adjusted periodically by HFI. Target strategy allocations reflect both HFI's view of the prospects for each of the strategies and the objectives of the Master Funds. The Adviser anticipates that each Master Fund will maintain exposure to one or more of the strategies through an appropriately diversified portfolio of Hedge Fund investments. The goal of the strategy allocation process is to opportunistically position the Master Funds to take advantage of market dynamics and market cycles subject to their investment focus. Factors considered by HFI may include:

     o    Relative  value  -  a  comparison  of  relative   opportunities  among
          strategies;

     o Asset allocation positioning - expected strategy correlations given market dynamics, particularly in stressed markets; and

     o Quantitative measures - volatility analyses based upon proposed strategy targets.

RISK FACTORS

PRINCIPAL RISK FACTORS RELATING TO THE FUNDS' STRUCTURE

POTENTIAL LOSS OF INVESTMENT. No guarantee or representation is made that the Funds' or the Master Funds' investment programs will be successful. Members may lose all or a part of their investment. Past performance is not indicative of future results.

LIMITED LIQUIDITY. The Funds are closed-end management investment companies designed primarily for long-term Members and are not intended to be trading vehicles. The Funds do not currently intend to list Units for trading on any national securities exchange. There is no secondary trading market for Units and it is not expected that a secondary market will develop. Units therefore are not readily marketable and Members must be prepared to hold Units for an indefinite period of time. Because the Funds are closed-end management investment companies, Units in each Fund may not be redeemed on a frequent basis and they currently may not be exchanged for Units of any other Fund.

The Master Funds will typically only be able to redeem their investments in Hedge Funds on a periodic basis such as monthly, quarterly, semi-annually or over longer periods with specified advance notice requirements. Some Hedge Fund Managers impose a lock-up on their investors precluding them from redeeming their investments for a period of time. Hedge Funds with lock-ups may, in some cases, allow investors to redeem their investments during the lock-up period subject to a penalty. Additionally, Hedge Funds typically hold back some percentage of full redemptions until they complete their annual audits. Hedge Fund Managers generally have the right to suspend investor redemptions at their discretion. Consequently, the Master Funds may be highly illiquid. There may be times when the Adviser intends to redeem a Master Fund's investment with a Hedge Fund Manager, but cannot immediately do so even when other investors in the Hedge Fund are able to redeem. This could negatively impact the Funds.

Although each Fund, at the discretion of the Fund's Board, will consider whether to make quarterly tender offers for their outstanding Units at net asset value, the Units are significantly less liquid than shares of funds that trade on a stock exchange. Even if the Board determines to make a tender offer, there is no guarantee that Members will be able to sell all of the Units that they desire to sell in any particular tender offer. If a tender offer is oversubscribed by Members, the applicable Fund will repurchase only a pro rata portion of the shares tendered by each Member. The potential for pro-ration may cause some Members to tender more Units for repurchase than they otherwise would wish to have repurchased which adversely affects others who wish to participate in the tender. In addition, in extreme cases, a Fund may not be able to complete repurchases if the corresponding Master Fund is unable to repurchase a portion of the Fund's interest in the Master Fund, held through an Offshore Feeder Fund, due to the Master Fund's holding of illiquid investments. In that event, Members may be able to sell their Units only if they are able to find an Eligible Investor willing to purchase their Units. Any such sale may have to be negotiated at unfavorable prices and must comply with applicable securities laws and be approved by that Fund's Board.

Each Fund's tender offer policy may have the effect of decreasing the Fund size and thus the size of the corresponding Master Fund(s) over time. Tender offers may, therefore, force the Master Funds to sell assets they would not otherwise sell. They may also reduce the investment opportunities available to the Master Funds and cause their expense ratios to increase. In addition, a Master Fund may be forced to sell its most liquid investments, if any, in order to meet cash requirements for repurchases. This may have the effect of substantially increasing a Master Fund's ratio of illiquid to liquid investments for the remaining Members and negatively impact performance. It is not the intention of the Funds to do this; however, it may occur.

LIMITED OPERATING HISTORY. The Funds are closed-end management investment companies with no history of operations and are designed for long-term Members, not as trading vehicles. The Adviser has limited experience in operating a fund such as the Funds described herein.

REGULATORY CHANGE. The regulation of the U.S. and non-U.S. securities and futures markets and investment funds such as the Funds and the Master Funds has undergone substantial change in recent years and such change is expected to continue for the foreseeable future. The effect of regulatory change on the Funds and the Master Funds, while impossible to predict, could be substantial and adverse. In addition, the Funds rely on a position taken by the staff of the SEC allowing the structure whereby the Funds invest in the Master Funds through the Offshore Feeder Funds. To the extent that the views of the SEC staff, which do not necessarily represent the views of the SEC itself, were to change, the structure of the Funds' investment in the Master Funds could be adversely impacted, possibly affecting the treatment of UBTI.

INVESTMENTS IN OTHER FUNDS. The Master Funds invest in Hedge Funds and the Adviser has no control of, and exercises no influence over, the trading policies or strategies of Hedge Funds. The Adviser does not have the same ability as with separate accounts to react quickly to changing investment circumstances due to the limited liquidity of investments in Hedge Funds.

LAYERING OF FEES. Each Fund and Master Fund's fees and expenses, including the management fee payable to the Adviser and the compensation paid to Hedge Fund Managers, may result in two levels of fees and greater expense than would be associated with direct investments in Hedge Funds. Each Fund's expenses thus may constitute a higher percentage of net assets than expenses associated with similar types of investment entities.

ALLOCATION AMONG HEDGE FUND MANAGERS. The Adviser may, from time to time, change the percentage of a Master Fund's assets allocated to each Hedge Fund Manager. Allocation changes may occur for a number of reasons including as a result of a Fund and, in turn, a Master Fund receiving additional capital contributions during periods when certain Hedge Fund Managers may no longer be accepting additional funds (for example, because of capacity restrictions). At times, a Master Fund might have to place some or all of any additional capital with other Hedge Fund Managers. Each Fund's success may depend, therefore, not only on the Hedge Fund Managers the Adviser has selected for the Master Fund(s) and its ability to allocate the assets of the Master Fund(s) successfully among those Hedge Fund Managers, but also on the Adviser's ability to identify new Hedge Fund Managers.

TAX RISKS. Special tax risks are associated with an investment in a Fund. There can be no assurance that the position of the Funds relating to the consequences of their investment transactions will be accepted by the tax authorities. See "Taxes".

CHANGES IN UNITED STATES AND/OR CAYMAN ISLANDS LAW. If there are changes in the laws of the United States and/or the Cayman Islands, under which a Fund and its Offshore Feeder Fund, respectively, are organized, so as to result in the inability of a Fund and/or an Offshore Feeder Fund to operate as set forth in this Prospectus, there may be a substantial effect on Members. For example, if Cayman Islands law changes such that an Offshore Feeder Fund must conduct business operations within the Cayman Islands, or pay taxes, Members in a Fund would likely suffer decreased investment returns. If Cayman Islands law, which requires a limit for an LDC's existence of 30 years, were to change such that, at the end of 30 years, a Fund could not replace an Offshore Feeder Fund with another identical LDC, the structure of the Fund would be impacted, potentially in an adverse manner. Such changes could also result in the inability of a Fund to operate on a going forward basis, resulting in the Fund being liquidated.

INVESTMENT IN OFFSHORE FEEDER FUNDS. The Offshore Feeder Funds are not registered under the 1940 Act and do not provide the investor protections offered by that Act. Each Fund, by investing in its Offshore Feeder Fund, will not have the protections offered to investors in registered investment companies. Each Fund, however, will control its Offshore Feeder Fund, making it unlikely that an Offshore Feeder Fund will take action contrary to the interests of Members in a corresponding Fund.

BORROWING AND USE OF LEVERAGE. The Master Funds may employ borrowing to facilitate purchases and redemptions of Units, or for various cash management purposes. Any such borrowing would implicitly leverage a Master Fund's investments, which would increase any loss incurred. Hedge Fund Managers may use significant leverage by purchasing instruments with the use of borrowed funds, selling securities short, trading options or futures contracts, using total return swaps or repurchase agreements and/or other means, which would increase any losses incurred. The more leverage that is employed, the more likely a substantial change will occur, either up or down, in the value of the instrument. Because of the small profit potential of certain trading strategies, some Hedge Fund Managers may use leverage to acquire large positions in an effort to meet their objectives. Consequently, they will be subject to major losses in the event that market disruptions destroy the hedged nature of such positions. These losses would impact the value of a Master Fund holding such Hedge Funds and, in turn, any Fund invested through its Offshore Feeder Fund in the Master Fund. See "Principal Risk Factors Relating to Hedge Funds".

TEMPORARY DEFENSIVE POSITIONS. In anticipation of, or in response to, adverse market or other conditions, or atypical circumstances such as unusually large cash inflows or repurchases, each Fund or Master Fund (or both) may temporarily hold all or a portion of its assets in cash, cash equivalents or high-quality debt instruments. As a result, a Fund may not achieve its investment objective.

DELAY IN USE OF PROCEEDS. Although the Funds and the Master Funds currently intend to invest the proceeds of any sales of Units as soon as practicable after the receipt of such proceeds, such investment of proceeds may be delayed if suitable investments are unavailable at the time or for other reasons. As a result, the proceeds may be invested in cash, cash equivalents, high-quality debt instruments or other securities pending their investment in Hedge Funds. Such other investments may be less advantageous and, as a result, a Fund may not achieve its investment objective.

OTHER MEMBERS IN THE MASTER FUNDS. Other Members in a Master Fund may alone or collectively own or acquire sufficient voting interests in a Master Fund to control matters relating to the operation of a Master Fund, which may require a Fund, through the corresponding Offshore Feeder Fund, to withdraw its investment in a Master Fund or take other appropriate action. Any such withdrawal could result in a distribution "in-kind" of portfolio securities (as opposed to a cash distribution from a Master Fund). If securities and other non-cash assets are distributed, a Fund could incur brokerage, tax or other charges in converting those assets to cash. In addition, the in-kind distribution may adversely affect the liquidity of a Fund. Notwithstanding the above, there may be other means for meeting repurchase requests, such as borrowing.

POTENTIAL CONFLICTS OF INTEREST. The investment activities of the Adviser, the Hedge Fund Managers and their affiliates for their own accounts and other accounts they manage may give rise to conflicts of interest that may disadvantage the Funds and the Master Funds. See "Potential Conflicts of Interest".

NO PARTICIPATION IN MANAGEMENT. A Member is not entitled to participate in the management of the Funds or the Master Funds, or in the conduct of their business.

SUBSTANTIAL REPURCHASES. Substantial repurchases of Units within a limited period of time could require the Master Funds to liquidate positions more rapidly than would otherwise be desirable.

MANDATORY REPURCHASE. Each Fund has the right to require the repurchase of a Member's Units and thus the withdrawal of a Member. See "Repurchase and Transfer of Units -- Mandatory Repurchase by a Fund".

INCREASE IN ASSETS UNDER MANAGEMENT. As each Master Fund's assets increase, more capital may be allocated to the Hedge Fund Managers in which it invests. It is not known what effect, if any, this will have on the trading strategies utilized by the Hedge Fund Managers or their investment results. No assurance can be given that their strategies will continue to be successful or that the return on a Master Fund's investments will be similar to those achieved in the past.

STRUCTURED INVESTMENTS. Each Master Fund may purchase or enter into structured investments, including structured notes linked to Hedge Fund performance and swaps or other contracts paying a return equal to the total return achieved by a Hedge Fund. Such investments may have the effect of magnifying a Master Fund's investment in and risk exposure to a particular Hedge Fund. The values of structured investments depend largely upon price movements in the underlying investment vehicles to which such structured investments are linked. Therefore, many of the risks applicable to investing directly with Hedge Funds are also applicable to the structured investments. However, structured investments also expose a Master Fund to the credit risk of the parties with which it deals. Non-performance by counterparties of the obligations or contracts underlying the structured investments could expose a Master Fund to losses, whether or not the transaction itself was profitable. Structured investments may expose a Master Fund to additional liquidity risks as there may not be a liquid market within which to close or dispose of outstanding obligations or contracts.

ERISA MATTERS. Most pension and profit sharing plans, individual retirement accounts and other tax-advantaged retirement funds are subject to provisions of the Internal Revenue Code of 1986, as amended (the "Code"), the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or both, which may be relevant to a decision as to whether such a prospective Member should invest in a Fund. There may, for example, be issues as to whether such an investment is "prudent" or whether it results in "prohibited transactions". Legal counsel should be consulted by such a prospective Member before investing in a Fund. See "Taxes".

PROVISION OF TAX INFORMATION TO MEMBERS. Each Fund will furnish to its Members, as soon as practicable, after the end of each taxable year such information as is necessary for them to complete federal and state tax or information returns along with any tax information required by law. However, it is not likely that the Master Funds will receive tax information from Hedge Funds in a sufficiently timely manner to enable the Funds to prepare their information returns. Accordingly it is expected that Members will be required to obtain extensions of time to file tax returns from the Internal Revenue Service (the "Service") or state taxing agencies. The Funds anticipate sending their Members unaudited semi-annual and audited annual reports within 60 days after the close of the period for which the report is being made, or as required by the 1940 Act.

CUSTODY RISK. Custody of each Master Fund's assets will be held in accordance with the requirements of the 1940 Act and the rules thereunder. However, the Hedge Funds are not required to, and may not, hold custody of their assets in accordance with those requirements. As a result, bankruptcy or fraud at

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institutions,  such as brokerage firms or banks, or  administrators,  into whose custody those Hedge Funds have placed their assets could impair the operational capabilities or the capital position of the Hedge Funds and may, in turn, have an adverse impact on a Fund, an Offshore Feeder Fund and a Master Fund.

ESTIMATES. Each Master Fund has no ability to assess the accuracy of the valuations received from the Hedge Fund Managers with which the Master Fund invests. Furthermore, the net asset values received by a Master Fund from such Hedge Fund Managers are typically estimates only and, unless materially different from actual values, are generally not subject to revision. Revisions in financial statements provided by Hedge Fund Managers may require a Master Fund's and Fund's financial statements to be revised. See "Calculation of Net Asset Value".

POTENTIAL CONFLICTS OF INTEREST

From time to time various potential and actual conflicts of interest may arise from the overall advisory, investment and other activities of the Adviser, its affiliates, its employees and clients (each an "Adviser Affiliate and collectively the "Adviser Affiliates"). The following briefly summarizes some of these conflicts but is not intended to be an exhaustive list of such conflicts. The Adviser Affiliates may manage multiple accounts with the same or similar investment objectives and may have financial incentives to favor certain accounts over others. Also, the Adviser Affiliates may, if eligible, invest in domestic or foreign pooled investment vehicles ("Investment Vehicles") managed by the Adviser and its affiliates. The Adviser Affiliates may invest on behalf of themselves and clients in securities that would be appropriate for or held by or considered for investment for Adviser's clients.

The Adviser Affiliates may be involved in investment banking, acting as a placement agency, merchant banking and other financial services including prime brokerage and lending arrangements for, and will in some cases expect to receive compensation directly or indirectly from the issuers or obligors and market participants, including Adviser's clients, related to the investments held in Adviser's client portfolios. Accordingly, Adviser Affiliates may have been involved in the structuring, placement and sale of such investments. Likewise, the Adviser Affiliates may serve on creditor's committees or advise companies in bankruptcy or insolvency proceedings or otherwise be engaged in financial restructuring activities for entities with securities selected by the Adviser for investment by Investment Vehicles or on behalf of clients to which the Adviser provides discretionary and/or non-discretionary advice ("Advisory Clients") for a negotiated fee. Further, the Adviser Affiliates may have ongoing relationships with companies including Hedge Funds whose securities are in or are being considered for the portfolios of Adviser's clients. In addition, Adviser Affiliates may invest and may have already invested in securities that are identical to or senior to or have interests different from or adverse to the securities in the portfolios of the Investment Vehicle or Advisory Clients. The making of such investments (on an initial or follow on basis) may result in a direct or indirect benefit to the Adviser Affiliates.

In addition, Adviser Affiliates may serve as a general partner, adviser, officer, sponsor, shareholder or manager of partnerships or companies organized to invest in the same securities or senior or subordinate securities to those held in Adviser's client portfolios. The Adviser may at times be engaged in seeking investment or purchase for its clients while at the same time the Adviser Affiliates are also seeking to purchase or have already purchased similar or identical investments for itself, its client or affiliates or another entity for which it serves as general partner, adviser, sponsor, director, officer, member or manager.

The Adviser will endeavor to resolve conflicts in a manner which it deems equitable to the extent possible under the prevailing facts and circumstances as well as over time. The Adviser currently manages multiple portfolios and it will devote as much time to each client as the Adviser deems appropriate to perform its duties. The personnel of the Adviser may have conflicts with similar strategies or investments objectives and may hold the same investments across many client accounts or hold the same positions held by Master Funds. Investment opportunities are allocated in a manner which the Adviser deems fair and equitable over time, generally considering a number of factors, primarily, client guidelines, legal and tax concerns and the Adviser's investment outlook. The Advisor's outlook is based in general on its overall view of market conditions relative to the Master Funds as well as the nature and size of existing positions and cash inflows and redemptions. There is no assurance that all portfolios under the management of the Adviser will hold the same Hedge Funds or will experience similar performance.

The Adviser has adopted policies and procedures designed to address the proper handling of material non-public information ("Information") while in possession of such Information. Generally, the Adviser and its employees may not trade for clients or themselves or recommend trading in securities of a company while in possession of Information or disclose such Information to any person not entitled to receive it. By reason of the various activities of the Adviser and its affiliates, the Adviser may be restricted from effecting transactions in certain investments that might otherwise have been initiated or may not access Information that other market participants or counterparties have received.

Except as described above, Hedge Fund Managers are unaffiliated with the Adviser and the Adviser will have no control over Hedge Fund Managers and no ability to detect, prevent or protect the Funds or Master Funds from their misconduct or bad judgment. Hedge Fund Managers may be subject to conflicts of interest due to Hedge Fund incentive fees, which may cause a Hedge Fund Manager to favor Hedge Fund clients over other clients. In addition, Hedge Fund Managers may use conflicting buying and selling strategies for different accounts under their management. Lack of disclosure relating to the payment of fees and provision of services by prime brokers to Hedge Funds also may mask conflicts.

The general partners, investment managers, and other affiliates of any of the Hedge Funds may have conflicts of interest. For example, such persons may be affiliated or have a relationship with a broker-dealer firm through which a portion of the Hedge Fund's transactions are conducted and such person may receive a portion of the brokerage commissions resulting from such transactions. In addition, such Hedge Funds may engage in other transactions (although generally not lending transactions) with affiliated parties on terms and conditions not determined through arm's-length negotiations. Further, the Adviser may itself seek to encourage the Hedge Fund Managers to trade with or through the Distributor or its affiliates. However, any such trades will be on an arm's length basis.

In addition, the Distributor (or other of the Adviser's affiliates) may pay from its own resources additional compensation, commissions or promotional incentives either at the time of sale or on an onging basis to broker-dealers for Units sold by such broker-dealers. The receipt of such payments could create an incentive for the third party to offer the Funds instead of similar investments where such payments are not received.

PRINCIPAL RISK FACTORS RELATING TO HEDGE FUNDS

INVESTMENT RISKS IN GENERAL. The Hedge Fund Managers will utilize highly speculative investment techniques, including using leverage without limitation, financial and physical commodities contracts, currency speculation and hedging, short sales, listed and over-the-counter options, uncovered option transactions, complex derivative instruments, workouts and startups, illiquid investments, control positions, arbitrage strategies, foreign securities and highly concentrated portfolios. In general, neither a Master Fund nor the Members will have the ability to direct or influence the management of these Hedge Funds or the investment of their assets. If a Master Fund receives distributions in-kind from a Hedge Fund investment, it will incur additional costs and risks to dispose of such assets. Further, there is no assurance that such assets may be liquidated, or if liquidated, reasonable prices will be realized.

SPECULATIVE TRADING STRATEGIES. Some of the Hedge Fund Managers use speculative strategies, such as selling securities short and futures trading. Short selling exposes the seller to unlimited risk due to the lack of an upper limit on the price to which a security may rise. Commodity futures prices can be highly volatile. Because of the low margin deposits normally required in futures trading, an extremely high degree of leverage is typical of a futures trading account. This may have the effect of magnifying trading losses a Hedge Fund experiences. No guarantee or representation is made that any Hedge Fund Manager will be successful.

ILLIQUIDITY. Hedge Funds typically only allow investors to redeem their investments on a periodic basis such as monthly, quarterly, semiannually or over longer periods with specified advance notice requirements. Some Hedge Fund Managers impose a lock-up on their investors precluding them from redeeming their investments for a period of time. Hedge Funds with lock-ups may, in some cases, allow investors to redeem their investments during the lock-up period subject to a penalty. Additionally, Hedge Funds typically hold back some percentage of full redemptions until they complete their annual audits. Hedge Fund Managers generally have the right to suspend investor redemptions at their discretion. Consequently, the Master Funds may be highly illiquid. There may be times when the Adviser intends to redeem a Master Fund's investment with a Hedge Fund Manager, but cannot immediately do so even when other investors in the Hedge Fund are able to redeem. This could negatively impact the Funds. In addition, the Hedge Fund may only provide in-kind redemptions. Such assets may be illiquid and may not be sold at reasonable prices.

OPERATIONAL ISSUES. Investing in Hedge Funds exposes investors to operational risks distinct from the risks associated with Hedge Fund Managers' investment strategies such as operational structure and transparency. Potential operational issues may include the methods a Hedge Fund Manager uses to price securities, organizational structure, technology and the use of soft dollars. Many Hedge Funds are small companies with minimal operating histories run by traders with limited business management experience. Consequently, Hedge Fund investors can be exposed to start-up operational risks.

HEDGE FUND MANAGER MISCONDUCT. When the Adviser invests each Master Fund's assets with a Hedge Fund Manager, each Master Fund will not have custody of the invested assets or control over their investment. Therefore, there is always the risk that a Hedge Fund Manager could divert or abscond with the assets, inaccurately or fraudulently report the Hedge Fund's value, fail to follow agreed upon investment strategies, provide false reports of operations or engage in other misconduct. The Hedge Fund Managers with whom the Adviser invests each Master Fund's assets are generally private and have not registered their securities or investment advisory operations under federal or state securities laws. This lack of registration, with the attendant lack of regulatory oversight, may enhance the risk of misconduct by the Hedge Fund Managers.

PERFORMANCE FEES. Hedge Fund Managers compensated with performance fees may assume more risk than those who receive fixed fees. Generally, the Hedge Fund Managers' compensation is determined separately for each year or shorter period; often, but not always, the Hedge Fund Manager agrees to carry forward losses to subsequent years in determining the fee for such years. Such fee arrangements


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

may give the Hedge Fund Managers incentives to make purchases for the account or fund that are unduly risky or speculative. Also, incentive fees may be paid to Hedge Fund Managers who show net profits, even though a Fund and the corresponding Master Fund, as a whole, may incur a net loss.

REGULATORY ACTIONS. In the event that federal, state, or other regulatory bodies allege misconduct by a Hedge Fund Manager or a Hedge Fund, such authorities may initiate regulatory or enforcement actions, including civil or criminal proceedings. The effect of any regulatory action against a Hedge Fund Manager or a Hedge Fund in which a Master Fund may invest, while impossible to predict, could result in substantial and adverse impact on the Master Fund's Hedge Fund investment, including a reduction in value in or a loss of the investment due to the assessment on a Hedge Fund of fines, penalties and/or other sanctions, including asset freezes. Moreover, regulatory scrutiny on the Hedge Fund industry has increased substantially over the past few years, and the impact of new regulations on Hedge Funds and their investors may be significant.

LIMITED INFORMATION REGARDING HEDGE FUND MANAGERS. Although the Adviser receives certain information from each Hedge Fund Manager regarding the Hedge Fund Manager's historical performance and investment strategy, the Adviser may not be given access to information regarding the actual investments made by Hedge Fund Managers. Moreover, the types and detail of information furnished by Hedge Fund Managers may vary at any given time and the Adviser generally will not know the composition of Hedge Fund Manager portfolios with respect to the degree of hedged or directional positions, the extent of concentration risk or exposure to specific markets. In addition, the Adviser may not learn of significant structural changes, such as personnel losses, manager withdrawals or capital growth, until after they have taken place. Therefore, the Adviser may not be in a position to redeem from a Hedge Fund investment until after such information has been received.

PAST PERFORMANCE; TRADING METHOD CHANGES. Hedge Fund Managers' trading strategies may not be the same as those used historically. There can be no assurance that any trading strategies will produce profitable results or that past performance of a Hedge Fund Manager's trading strategies indicates future profitability. Furthermore, Hedge Fund Managers' trading methods are dynamic and change over time. Thus, a Hedge Fund Manager will not always use the same trading method in the future that was used to compile past performance histories.

LIMITS ON HEDGED STRATEGIES. Equity Market Neutral or Relative Value hedging or arbitrage strategies are risky. Hedge Fund Managers may employ limited directional strategies that expose the Hedge Funds they manage to certain market risk. Substantial losses may be recognized on hedged positions as illiquidity and default on one side of a position can lead to a hedged position being transformed into an outright speculative position. Every Market Neutral or Relative Value trading strategy involves exposure to second order risks, such as implied volatility in convertible bonds or warrants, the yield spread between similar term government bonds or the price spread between different classes of stock of the same underlying firm.

SECURITIES BELIEVED TO BE UNDERVALUED OR INCORRECTLY VALUED. Securities which the Hedge Fund Managers believe are fundamentally undervalued or incorrectly valued may not ultimately be valued in the capital markets at prices and/or within timeframes Hedge Fund Managers anticipate. Hedge Fund Managers are not subject to minimum credit standards in their investments, and may purchase below investment grade obligations.

TURNOVER. Hedge Funds may invest on the basis of various short-term market considerations. The turnover rate within these Hedge Funds is expected to be significant, potentially involving substantial brokerage commissions and fees. The Adviser will have no control over this turnover.

ILLIQUID INVESTMENTS. While many Hedge Fund Managers trade primarily in marketable instruments, some may hold non-marketable securities. Such investments could limit the liquidity of a Master Fund's investment in such Hedge Funds. In some circumstances, a Hedge Fund Manager may be unable or unwilling to provide liquidity, which could result in a Master Fund being unable to redeem its investment in the Hedge Fund, even if the Hedge Fund otherwise invests in liquid instruments. The Hedge Fund may also make in-kind distributions and thus the Fund may hold illiquid securities which may be hard to liquidate or may be liquidated only at prices lower than their values.

USE OF LEVERAGE. Hedge Fund Managers may employ leverage in a number of ways including purchasing instruments with the use of borrowed funds, selling securities short, trading options or futures contracts, using total return swaps and repurchase agreements. The more leverage employed, the more likely it is that a substantial change will occur, either up or down, in the value of the instrument. Because of the comparatively small intrinsic profits in Relative Value positions, some Hedge Fund Managers may use leverage to acquire extremely large positions in an effort to meet their rate of return objectives. Consequently, they may be subject to major losses in the event that market disruptions destroy the hedged nature of such positions.

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

FINANCING ARRANGEMENTS. As a general matter, the banks and dealers that provide financing to the Hedge Funds have considerable discretion in setting and changing their margin, haircut, financing and collateral valuation policies. Changes by banks and dealers in any of the foregoing policies may result in large margin calls, loss of financing and forced liquidations of positions at disadvantageous prices. There can be no assurance that any particular Hedge Fund will be able to secure or maintain adequate financing, without which such a Hedge Fund may not be viable.

GENERAL ECONOMIC CONDITIONS. The success of Hedge Fund strategies is often linked to market and business cycles, as well as the broader economic environment, which may affect the level and volatility of interest rates and the extent and timing of investor participation in the markets. Unexpected volatility or illiquidity in the markets in which the Hedge Fund Managers hold positions could result in significant losses for Hedge Funds.

USE OF MULTIPLE HEDGE FUND MANAGERS. The Hedge Fund Managers trade independently of each other and may place orders that "compete" with each other for execution or that cause a Master Fund to establish positions that offset each other (in which case the Master Fund would indirectly incur commissions and fees without the potential for a trading profit).

TANDEM MARKETS. The Funds may invest in Hedge Fund Managers who, in aggregate, broadly allocate among various assets classes such as equities, fixed income, commodities, foreign currencies, listed securities and over-the-counter instruments globally. However, from time to time multiple markets can move in tandem against a Master Fund's positions and in such cases a Master Fund could suffer substantial losses.

OTHER ACCOUNTS OF HEDGE FUND MANAGERS. The Hedge Fund Managers may manage other accounts (including accounts in which the Hedge Fund Managers have a personal interest) which could impact how trades are allocated to the Master Funds' Hedge Fund investments. Large positions held by a Hedge Fund Manager across several accounts may be difficult to liquidate at what the Hedge Fund Manager believes to be a fair price. The investment activities of the Hedge Fund Managers for the other accounts they manage, may give rise to conflicts of interest that may disadvantage the Master Funds. See "Potential Conflicts of Interest".

LITIGATION AND ENFORCEMENT RISK. A Hedge Fund Manager might accumulate substantial positions in the securities of a specific company and engage in a proxy fight, become involved in litigation, serve on creditor's committees or attempt to gain control of a company. Under such circumstances, a Master Fund investing in the Hedge Fund could conceivably be named as a defendant in a lawsuit or regulatory action. There have been a number of widely reported instances of violations of securities laws through the misuse of confidential information, diverting or absconding with Hedge Fund assets, falsely reporting Hedge Fund values and performance, and other violations of securities laws. Such violations may result in substantial liabilities for damages caused to others, the disgorgement of profits realized and penalties. Investigations and enforcement proceedings are ongoing and it is possible that Hedge Fund Managers with whom the Master Funds invest may be charged with involvement in such violations. In such a case, the performance records of the charged Hedge Fund Managers may be misleading. Furthermore, such Hedge Funds and, in turn, the Master Funds (and thus the Funds) could be exposed to losses.

TRADING SUSPENSIONS. Securities or commodities exchanges typically have the right to suspend or limit trading in any instrument traded on the exchanges. A suspension could render it impossible for a Hedge Fund Manager to liquidate positions and thereby expose a Master Fund to losses.

CONCENTRATION. Hedge Fund Managers may manage highly concentrated Hedge Fund portfolios limited to a few securities, industries or geographical regions. Such portfolios may expose investors to potentially greater losses than more diversified Hedge Funds.

CORPORATE INVESTMENTS. Some Hedge Funds Managers take positions in securities issued by companies and will be subject to the risks associated with the businesses in which such companies are engaged, including difficult market conditions, changes in regulatory requirements, interest rate fluctuations, general economic downturns and other factors.

CORPORATE DEBT OBLIGATIONS. Certain Hedge Fund Managers may invest in corporate debt or other fixed income obligations. Corporate debt obligations are subject to credit and other risks. Adverse changes in the financial condition of an issuer or in general economic conditions, or both, may impair the ability of the issuer to make payments of principal and interest or have an adverse effect on the prices of fixed income obligations. Corporate debt obligations are also subject to liquidity risk and the risk of market price fluctuations. Adverse changes in the financial condition of an issuer may affect the liquidity of the market for such an issuer's securities and may reduce the market price of such securities. In addition, adverse changes in general economic conditions may affect the liquidity of the market for corporate debt obligations in general and may reduce the market prices of some or all of such securities.

Certain corporate debt obligations that are investment grade may have credit ratings that are lower than other investment grade corporate debt obligations. Such securities have greater credit risk and may be subject to greater liquidity risk and volatility than other investment grade corporate debt obligations with higher credit ratings.

BELOW INVESTMENT GRADE SECURITIES. Certain Hedge Fund Managers may take positions in below investment grade securities. The principal value of such securities is affected by interest rate levels, general economic conditions, specific industry conditions and the creditworthiness of the issuer. These factors have historically had a more pronounced effect on such securities than on investment grade securities, and they may be expected to continue to have a larger effect in the future.

COMMODITIES. Hedge Funds Managers may trade in commodities, futures and options. These types of contracts involve numerous risks which include leverage (margin is usually only 5-15% of the face value of the contract and exposure can be nearly unlimited), illiquidity, governmental intervention designed to influence commodity prices and credit risk vis-a-vis contract counterparties.

CURRENCIES. Currency exchange rates have been highly volatile in recent years and Hedge Fund Managers are able to take positions in currencies with nearly unlimited leverage. The combination of volatility and leverage give rise to the possibility of large profits and large losses. In addition, there is counterparty risk since currency trading is done on a principal-to-principal basis.

SPOT AND FORWARD CONTRACTS. Hedge Fund Managers may enter into spot and forward contracts on currencies in the inter-bank markets and on other commodities. Spot and forward contracts are not traded on exchanges, and as a consequence, investors in such contracts do not benefit from the regulatory protections of exchanges or governmental or regulatory authorities in any jurisdiction; rather, banks and broker-dealers act as principals in these markets.

DERIVATIVES. Hedge Fund Managers may trade in various derivatives markets (E.G., swaps, over-the-counter options and asset-backed securities). There are uncertainties as to how these markets will perform, particularly during periods of unusual price volatility or instability, market illiquidity or credit distress. Substantial risks are also involved in borrowing and lending against such instruments. The prices of these instruments are volatile and valuations may be difficult to obtain, market movements are difficult to predict and financing sources and related interest rates are subject to rapid change. Most of these instruments are not traded on exchanges but rather through an informal network of banks and broker-dealers and a Master Fund, through its investment in the Hedge Funds, will be fully subject to the risk of counterparty default. These banks and broker-dealers have no obligation to make markets in these instruments, and can apply essentially discretionary margin and credit requirements (and thus in effect force a Hedge Fund Manager to close out positions or post additional collateral).

ASSET-BACKED AND MORTGAGE-BACKED SECURITIES. Certain Hedge Fund Managers are active in asset-backed and/or other mortgage-backed securities markets. Trading asset-backed and mortgage-backed securities may entail a variety of unique risks. Among other risks, such securities may be subject to prepayment risk, credit risk, liquidity risk, market risk, structural risk, legal risk and interest rate risk (which may be exacerbated if the interest rate payable on such securities changes based on multiples of changes in interest rates or inversely to changes in interest rates). Furthermore, (i) the performance of a structure of the issuer thereof, the availability of any credit enhancement, the level and timing of payments and recoveries on and the characteristics of the underlying receivables, loans, or other assets that are being securitized, remoteness of those assets from the originator or transferor, the adequacy of and ability to realize upon any related collateral and the capability of the servicer of the securitized assets and (ii) the price of an asset-backed or mortgage-backed security, if required to be sold, may also be subject to certain market and liquidity risks at the time of sale.

SMALL AND MEDIUM CAPITALIZATION COMPANIES. A portion of some of the Hedge Funds' portfolios may be invested in the stocks of companies with small-to-medium-sized market capitalizations, including growth stage companies. While in certain markets the stocks of such companies may provide the potential for appreciation, these stocks, particularly smaller-capitalization stocks, involve higher risks in some respects than do investments in stocks of larger companies. For example, prices of small-capitalization and even medium-capitalization stocks are often more volatile than prices of large-capitalization stocks and the risk of bankruptcy or insolvency of many smaller companies (with the attendant losses to investors) is higher than for larger, "blue-chip" companies. In addition, small-capitalization stocks may be highly illiquid.

Some small companies have limited product lines, distribution channels and financial and managerial resources. The Master Funds may invest in Hedge Funds that, in turn, may invest in companies that have product lines that have, in whole or in part, only recently been introduced to the market or that may still be in research and development. Such companies may also be dependent on key personnel with limited experience. The Master Funds and the Funds will be exposed to the risk of loss to the extent the Hedge Fund Manager invests in such companies.

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

NON-U.S. SECURITIES. Hedge Funds may trade in foreign investment funds and various foreign securities including the securities of foreign companies. Foreign securities expose investors to a number of specific risks. These risks include: currency fluctuations and controls; limited information and corporate disclosure; lax accounting, auditing and financial standards and requirements; low trading volumes and government-imposed trading restrictions; difficulty in obtaining and/or enforcing legal judgments; regional economic and political instability; high brokerage commissions and custody fees; unregulated or poorly regulated securities markets; foreign withholding taxes; the threat of nationalization and expropriation; and an increased potential for corrupt business practices.

Certain foreign markets provide attractive regulatory environments for investors. However, foreign markets may not offer the same protections or remedies as U.S. markets and investors may have limited recourse in the event of fraud, malfeasance or bad faith. In addition, custodial and record keeping risks may exist. Laws and regulations of foreign countries may impose restrictions that do not exist in the United States. In addition, some governments from time to time impose restrictions intended to prevent capital flight, which may, for example, involve punitive taxation (including high withholding taxes) on certain securities transfers or the imposition of exchange controls making it difficult or impossible to exchange or repatriate local currencies. Some countries may also restrict the repatriation of currency and make it necessary for a Hedge Fund Manager to distribute to investors the full or a partial amount of its investments in non-U.S. securities or currency in-kind or in a foreign currency. No assurance may be made that a given political or economic climate or that particular legal or regulatory risks might not adversely affect an investment by the Master Funds.

Finally, each Hedge Fund may, but is not required to, hedge the currency risk associated with any non-U.S. Dollar denominated investments.

EMERGING MARKETS. Certain Hedge Funds participate in emerging markets. Many securities traded in emerging markets are substantially less liquid, more volatile, and are subject to less governmental supervision than similar securities traded in the U.S. and other developed countries. In addition, there is generally less governmental regulation of securities exchanges, securities dealers, and listed and unlisted companies and less stringent reporting requirements in emerging markets than in the United States and other developed countries. Emerging markets may have slower clearance and settlement procedures, higher transactions costs and investment restrictions that may restrict or delay trading by Hedge Fund Managers. In addition, certain governments may require approval for, or otherwise restrict, the repatriation of investment income, capital,  or  proceeds  of  sales  of  securities  by  foreign  investors.  War, governmental intervention, lack of capital, corruption, poor corporate management and limited resources are also common risks associated with investing in these markets. Certain Hedge Fund Managers trade sovereign debt obligations including sovereign debt issued by sovereign obligors in emerging markets.
Sovereign debt may carry below investment grade credit ratings and be highly speculative. In recent years, defaults or restructurings of public and inter-bank indebtedness have occurred in several emerging markets including Argentina, Brazil, Costa Rica, Ecuador, Indonesia, Malaysia, Mexico, Pakistan, Peru, Russia, South Korea, Vietnam, Thailand, Uruguay and Venezuela, as well as several African countries. There can be no assurance that foreign sovereign debt securities in which the Hedge Funds may invest will not default or be subject to similar restructuring arrangements.

REPURCHASE AGREEMENTS. Some of the Hedge Fund Managers may enter into repurchase agreements by which they buy a security and simultaneously agree to sell it back at a higher price. If the counterparty to a repurchase agreement becomes insolvent or bankrupt, the Hedge Fund may experience delays and/or incur unexpected costs. Such events may also expose Hedge Funds to losses as the security price may fluctuate. Repurchase agreements can have effects similar to margin trading and other leveraging strategies.

REVERSE REPURCHASE AGREEMENTS. Certain Hedge Fund Managers may enter into reverse repurchase agreements. Reverse repurchase agreements involve certain risks. For example, if the seller of securities under a reverse repurchase agreement defaults on its obligation to repurchase the underlying securities, as a result of its bankruptcy or otherwise, the Hedge Fund acting as a counterparty will seek to dispose of the securities. This could involve costs, delays and unfavorable pricing. If the seller becomes insolvent and subject to liquidation or reorganization under applicable bankruptcy or other laws, the Hedge Fund Manager's ability to dispose of the underlying securities may be restricted. If the seller fails to repurchase the securities, the Hedge Fund may suffer a loss to the extent proceeds from the sale of the underlying securities are less than the repurchase price.

LOAN PARTICIPATIONS. Certain Hedge Fund Managers may invest in loan participations. These investments involve certain risks additional to those associated with assignments of direct loans. A loan participant has no contractual relationship with the borrower of the underlying loan. As a result, the participant is generally dependent upon the lender to enforce its rights and obligations under the loan agreement in the event of a default, and may not have the right to object to amendments or modifications of the terms of such a loan agreement. A participant in a syndicated loan generally does not have voting rights, which are retained by the lender. In addition, a loan participant is subject to the credit risk of the lender as well as the borrower, since a loan participant is dependent upon the lender to furnish to the participant its percentage of payments of principal and interest received on the underlying loan.

ADRS AND GDRS. Hedge Fund Managers may invest in American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") or other securities convertible into securities of corporations based in foreign countries. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. Generally, ADRs, in registered form, are denominated in U.S. dollars and are designed for use in the U.S. securities markets and GDRs, in bearer form, may be denominated in other currencies and are designed for use in global securities markets. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities. GDRs are foreign receipts evidencing similar arrangements.

WORKOUTS AND STARTUPS. Hedge Fund Managers may take positions in distressed companies and new ventures. Such investments are subject to greater risk of loss than investments in companies with more stable operations. Such investments also may be speculative and illiquid.

CONTROL POSITIONS. Certain Hedge Funds may assume control positions in various companies. The exercise of control over a company imposes additional risks of liability for environmental damage, product defects, failure to supervise management, violation of governmental regulations and other types of liability in which the limited liability generally characteristic of business operations may be ignored.

RISK ARBITRAGE. Some Hedge Fund Managers may engage in risk arbitrage transactions. Substantial transaction failure risks are involved in companies that are the subject of publicly disclosed mergers, takeover bids, exchange offers, tender offers, spin-offs, liquidations, corporate restructuring and other similar transactions. Thus, there can be no assurance that any expected transaction will take place. Certain transactions are dependent on one or more factors to become effective, such as market conditions that may lead to unexpected positive or negative changes in a company profile, shareholder disapproval, regulatory and various other third party constraints, changes in earnings or business lines or shareholder activism as well as many other factors. No assurance can be given that the trading strategies utilized by Hedge Fund Managers will prove profitable.

INDUSTRY RISKS. Hedge Fund Managers may focus on a particular industry or industries. Substantial risks are involved in making such investments including industry concentration, volatility of commodity prices, high levels of competition, obsolescence of technologies, political risks, regulatory risks and geopolitical uncertainties or instabilities.

LIMITS OF RISK DISCLOSURES

The above discussion covers certain risks associated with an investment in the Funds and the Units, but is not, nor is it intended to be, a complete enumeration or explanation of all risks involved in an investment in the Funds. Prospective Members should read this entire Prospectus and a Fund's LLC Agreement and consult with their own advisers before deciding whether to invest in a Fund. An investment in a Fund should only be made by Members who understand the nature of the investment, do not require more than limited liquidity in the investment and can bear the economic risks of the investment including loss of principal.

In addition, as each Fund's investment program will evolve over time, an investment in a Fund will likely be subject to risk factors not described in this Prospectus. Each Fund, however, will supplement this Prospectus from time to time to disclose any material changes in the information provided herein.

USE OF PROCEEDS

The proceeds from the initial sale of Units, net of a Fund's fees and expenses, will be invested by a Fund, through its respective Offshore Feeder Fund, in one Master Fund, or, in the case of the Multi-Strategy Fund, potentially several Master Funds, as soon as practicable, and each Fund expects that after receipt of such proceeds by the Master Fund(s), the Master Fund(s) will pursue their investment programs and objectives as soon as practicable, consistent with market conditions and the availability of suitable Hedge Fund investments.

MANAGEMENT OF THE FUNDS, THE OFFSHORE FEEDER FUNDS AND THE MASTER FUNDS

GENERAL

Each Fund's Board and each Master Fund's Board provide broad oversight over the operations and affairs of each Fund and each Master Fund, respectively. A majority of each Fund's Board is comprised of persons who are not "interested persons" (as defined in the 1940 Act) of the Fund (the "Independent Managers"). Similarly, a majority of each Master Fund's Board is comprised of persons who are not "interested persons" of the Master Fund (the "Master Fund's Independent Managers"). Each Offshore Feeder Fund has two members, a Fund and the Adviser (which holds only a nominal non-voting interest). Each Fund is the managing member of the respective Offshore Feeder Fund and the members have delegated the day-to-day management and general oversight responsibilities of the Offshore Feeder Fund to the respective Fund. Each Offshore Feeder Fund is therefore effectively controlled by the respective Fund's Board.

The Adviser was formed as a corporation under the laws of the State of Delaware in 1994 and is a registered investment adviser under the Advisers Act. The Adviser is registered as a "commodity pool operator" with the CFTC and is a member of the National Futures Association ("NFA") in such capacities. The Adviser also serves as portfolio manager to private investment funds, some of which utilize a multi-manager, multi-strategy investment approach. The Adviser may in the future serve as an investment adviser or general partner of other registered and unregistered private investment companies. HFI will provide management and advisory services to the Adviser through a services agreement between the Distributor and the Adviser. The offices of the Adviser are located at 11 Madison Avenue, 13th Floor, New York, NY 10010.

The Adviser is an affiliate of Credit Suisse First Boston LLC, which is also registered with the SEC as an investment adviser. Credit Suisse First Boston LLC operates in more than 68 locations across more than 33 countries on five continents and is a business unit of Zurich-based Credit Suisse Group, a leading global financial services company.

HFI consists of a team of research and risk management professionals which has significant investment experience in research, sales and trading, Hedge Fund management, risk management and fund-of-funds investing. HFI manages investments with more than [150] Hedge Funds and believes that its information network provides it with contact to a range of Hedge Fund Managers and enables it to quickly spot new Hedge Fund talent. The Adviser believes that HFI's team-based investment process and proprietary technology platform help to eliminate individual biases with the aim of achieving consistently high quality portfolio management across the Funds and Master Funds.

The Adviser is responsible for implementing the Funds' and the Master Funds' investment programs, subject to the ultimate supervision of, and any policies established by, each respective Fund's and Master Fund's Board. Under the terms of the Advisory Agreement, the Adviser manages the strategy allocation and strategy composition of the Master Funds. This involves allocating each Master Fund's assets to Hedge Funds and regularly evaluating the Master Funds' Hedge Fund investments, both individually and in the context of the Master Funds'
investment objectives, to maintain exposure to quality Hedge Funds and opportunistically position the Master Funds. The Adviser may reallocate a Master Fund's assets among Hedge Funds, redeem a Master Fund's investments in Hedge Funds or select additional Hedge Funds, subject in each case to the ultimate supervision of, and any policies established by, the Master Fund's Board. If SEC exemptive relief from certain prohibitions is obtained in the future, the Adviser will also be responsible for strategy allocation of the Multi-Strategy Fund. In such instance, the Adviser will determine how to allocate the Multi-Strategy Fund's assets among the Master Funds opportunistically while maintaining diversified exposure to a number of Hedge Fund strategies. Also, the Adviser, at its discretion, may choose to allocate some of the Multi-Strategy Fund's assets to the Multi-Strategy Master Fund, and, in turn, invest the Multi-Strategy Master Funds' assets in Hedge Funds in order to complement the
Multi-Strategy Fund's allocations to the other Master Funds. Currently, the Multi-Strategy Fund may only invest through an Offshore Feeder Fund in the
Multi-Strategy Master Fund. The Adviser has an extensive network of industry contacts with Hedge Fund Managers and broker-dealers. As a result of longstanding ties in the Hedge Fund industry, the Adviser has access to many new and established managers that may not be accepting capital from new investors.

As compensation for services required to be provided by the Adviser under the Advisory Agreement, each Master Fund will pay the Adviser a quarterly fee (the "Management Fee") computed at the annual rate of [ ]% of the aggregate value of outstanding Units determined as of the last day of each calendar month (before any repurchases of Units).

Senior management personnel of HFI working in conjunction with research and risk management personnel are responsible for making all investment decisions on behalf of the Adviser. They have significant investment experience in several asset classes across a number of functional roles. They identify, evaluate, structure, manage and monitor billions of dollars in Hedge Fund investments globally and maintain a unique network within the alternative investment community as a result of their prior and ongoing experience. The Adviser believes that, as a result of these contacts, each Master Fund should have access to several Hedge Funds from which to select. The Adviser and its investment personnel do not have any experience managing a registered fund.

ADMINISTRATIVE, ACCOUNTING, CUSTODY, TRANSFER AGENT AND REGISTRAR SERVICES

__________ (the "Administrator") will act as each Fund's and each Master Fund's accounting agent, transfer agent and registrar. Under the terms of the administration agreements with each Fund and Master Fund, the Administrator will also provide certain administrative services to each Fund and Master Fund, including, among others: preparing or assisting in the preparation of various reports; assisting in the communications and regulatory filings of each Fund and Master Fund; assisting in the review of Member applications; monitoring each Fund's and Master Fund's compliance with federal and state regulatory requirements (other than those relating to investment compliance); coordinating, organizing meetings of, and preparing related materials for, the Board and meetings of Members; maintaining and preserving certain books and records of each Fund, Offshore Feeder Fund and Master Fund; and providing support services and personnel as necessary to provide the foregoing services. ________ (the "Custodian") serves as each Fund's, each Offshore Feeder Fund's and each Master Fund's custodian and maintains custody of each Fund's, Offshore Feeder Fund's and Master Fund's assets. The principal business address of ____ and the _____ is ___________.

In consideration for these administrative services and for fund accounting, transfer agent, custodial and registrar services provided to each Fund, each Fund will pay to the Administrator a fee ("Administration Fee") computed at the annual rate of up to [__]%, subject to certain minimum fees and based on the aggregate value of outstanding Units determined as of the last day of each calendar month and paid monthly. Each Fund may also, based upon its investment in the Master Fund, bear a proportionate interest of the Administration Fee paid by the Master Fund. To the extent that an Offshore Feeder Fund incurs charges for these services, the Adviser, or an affiliate of the Adviser, has agreed to bear all costs related to the Offshore Feeder Fund.

The Adviser may provide certain services to each Fund. These services include, among others, various legal and accounting support services, corporate record keeping functions, provision of office space and oversight and direction of other service providers, including the Administrator and the Custodian, which provide other administrative and custodial services to each Fund and Master Fund as described above. In consideration for certain administrative services to the Funds and the Master Funds, each Fund may pay the Adviser or its affiliate a fee computed at the annual rate of [ ]% of the aggregate value of outstanding Units, (before any repurchases of interests) determined as of the last day of each calendar month and paid quarterly (the "Services Fee").

HEDGE FUND MANAGERS

Set out below are certain practices that the Adviser expects that Hedge Fund Managers may follow. However, no guarantees or assurances can be made that such practices will be followed or that a particular Hedge Fund Managers will adhere to, and comply with, its stated practices.

The Adviser anticipates that each Hedge Fund Manager with whom a Master Fund invests will consider the vehicle in which the Master Fund invests for all appropriate investment opportunities that are also under consideration for investment by the Hedge Fund Manager for Hedge Funds and other accounts managed by the Hedge Fund Manager (collectively the "Hedge Fund Manager Accounts"), that pursue investment programs similar to that of the vehicle in which the Master Fund invests. Circumstances may arise, however, under which a Hedge Fund Manager will cause its Hedge Fund Manager Accounts to commit a larger percentage of their assets to an investment opportunity than to which the Hedge Fund Manager will commit assets of the vehicle in which a Master Fund invests. Circumstances may also arise under which a Hedge Fund Manager will consider participation by its Hedge Fund Manager Accounts in investment opportunities in which the Hedge Fund Manager intends not to invest on behalf of a vehicle in which a Master Fund invests, or vice versa.

Situations may occur when a Master Fund could be disadvantaged by investment activities conducted by the Hedge Fund Manager for the Hedge Fund Manager Accounts. These situations may arise as a result of, among other things: (1) legal restrictions on the combined size of positions that may be taken for a vehicle in which a Master Fund and/or Hedge Fund Manager Accounts (collectively "Co-Investors" and individually a "Co-Investor") invests; (2) legal prohibitions on the Co-Investors participating in the same instruments; (3) the difficulty of liquidating an investment for a Co-Investor when the market cannot absorb the sale of the combined positions; and (4) the determination that a particular investment is warranted only if hedged with an option or other instrument where availability is limited.

Each Hedge Fund Manager and its principals, officers, employees and affiliates, may buy and sell securities or other investments for their own accounts and may face conflicts of interest with respect to investments made on behalf of a Master Fund or a Hedge Fund in which a Master Fund invests. As a result of differing trading and investment strategies or constraints, positions may be taken by principals, officers, employees and affiliates of the Hedge Fund
Manager that are the same, different from or made at different times than positions taken for a Master Fund or a Hedge Fund in which a Master Fund invests.

Hedge Fund Managers or their affiliates may from time to time provide investment advisory or other services to private investment funds and other entities or accounts managed by the Adviser or its affiliates. In addition, Hedge Fund Managers or their affiliates may from time to time receive research products and services in connection with the brokerage services that affiliates of the Adviser may provide.

SUBSCRIPTIONS FOR UNITS

SUBSCRIPTION TERMS

Each Fund currently intends to accept initial and additional subscriptions for Units made after the closing date and the commencement of each Fund's investment operations as of the first business day of each calendar month through such date or at such other times as may be determined by the Fund's Board. Each Fund's Board may discontinue accepting subscriptions at any time. Any amounts received in connection with the offer of Units will be promptly placed in an escrow account with ___, as each Fund's escrow agent, prior to their investment in a Fund. All subscriptions are subject to the receipt of cleared funds prior to the applicable subscription date in the full amount of the subscription. Although a Fund may accept, in its sole discretion, a subscription prior to receipt of cleared funds, a prospective Member may not become a Member until cleared funds have been received, and the prospective Member is not entitled to interest or performance returns until accepted as a Member. The prospective Member must also submit a completed subscription agreement before the applicable subscription date. Each Fund reserves the right to reject any subscription for Units and the Adviser may, in its sole discretion, suspend subscriptions for Units at any time and from time to time.

The minimum initial investment in a Fund from each Member is $50,000 and the minimum additional investment in a Fund is $50,000. The minimum initial and additional investments may be reduced by a Fund with respect to individual Members or classes of Members (for example, with respect to employees or Managers of a Fund, the Adviser or its affiliates). A Fund may accept investments for any lesser amount under certain circumstances, including where a Member has significant assets under the management of the Adviser or an affiliate, in the case of regular follow-on investments, and other special circumstances that may arise. Certain selling broker-dealers and financial advisers may impose higher minimums. A Fund may, in its discretion, cause the Fund to repurchase all of the Units held by a Member if the Member's capital account balance in a Fund, as a result of repurchase or transfer requests by the Member, is less than $50,000.

Except as otherwise permitted by a Fund, initial and any additional contributions to the capital of a Fund by any Member must be made in cash, and all contributions must be transmitted by the time and in the manner that is specified in the subscription documents of the Fund. Initial and any additional contributions to the capital of a Fund will be payable in one installment. Although a Fund may, in its discretion, accept contributions of securities, the Funds do not currently intend to accept contributions of securities. If a Fund chooses to accept a contribution of securities, the securities would be valued in the same manner as the Fund, and where appropriate, the Master Fund(s), value their other assets.

Each new Member must agree to be bound by all of the terms of the respective Fund's LLC Agreement. Each potential Member must also represent and warrant in a subscription agreement, among other things, that the Member is an Eligible Investor as described below and is purchasing a Unit for its own account and not with a view to the distribution, assignment, transfer or other disposition of the Unit.

INVESTOR QUALIFICATIONS

Each Member will be required to represent that it is acquiring Units directly or indirectly for the account of an Eligible Investor. To be an Eligible Investor a Member must belong to one of the following categories: (1) pension, profit-sharing or other employee benefit trusts that are exempt from taxation under Section 501(a) of the Code, by reason of qualification under Section 401 of the Code; (2) employee benefit plans or other programs established pursuant to Sections 403(b), 408(k) and 457 of the Code; (3) certain deferred compensation plans established by corporations, partnerships, non-profit entities or state and local governments or government-sponsored programs; (4) certain foundations, endowments and other exempt organizations under Section 501(c) of the Code (other than organizations exempt under Section 501(c)(1));
(5) individual retirement accounts ("IRAs") (including regular IRAs, spousal IRAs for a non-working spouse, Roth IRAs and rollover IRAs) and 403(b)(7) Plans; and (6) state colleges and universities ((1) through (6) collectively, "Eligible Investors").

In addition, an Eligible Investor also must be one or more of the following:

     - Any natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person's spouse in excess of $300,000 in each of those years and who has a reasonable expectation of reaching the same income level in the current year;

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

     - Any natural person whose individual net worth, or joint net worth with that person's spouse, at the time of purchase exceeds $1,000,000 ("net worth" for this purpose means total assets in excess of total liabilities);

     - An individual or entity that has an account managed by an investment adviser registered under the Advisers Act and the adviser is subscribing for Units in a fiduciary capacity on behalf of the account;

     - A trust (i) with total assets in excess of $1,000,000, (ii) that was not formed for the purpose of investing in a Fund and (iii) of which the person responsible for directing the investment of assets in a Fund has such knowledge and experience in financial and business matters that he or she is capable of evaluating the merits and risks of the prospective investment;

     -    A Manager or executive officer of a Fund;

     - A plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $1,000,000;

     - An employee benefit plan within the meaning of ERISA, if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of ERISA, which is either a bank, savings and loan association, insurance company or registered investment adviser, or if the employee benefit plan has total assets in excess of $1,000,000, or, if a self-directed plan, with investment decisions made solely by persons that are "accredited investors" (as defined in Regulation D under the 1933 Act);

     - Any organization described in section 501(c)(3) of the Code not formed for the specific purpose of acquiring Units, with total assets in excess of $1,000,000; or

     - An entity in which all of the equity owners meet the qualifications set forth above.

After their initial purchase, existing Members subscribing for additional Units will be required to verify their status as Eligible Investors at the time of the additional subscription. In addition, Eligible Investors may not be charitable remainder trusts. Members must complete and sign a Member certification verifying that they meet these requirements before they may invest in a Fund. A form of this Member certification is contained in Appendix A of this Prospectus. Various brokers that have enter into selling agreements with the Distributor may use differing Member certifications, which cannot, however, alter a Fund's requirement that a Member be, at a minimum, an Eligible Investor.

REPURCHASES AND TRANSFERS OF UNITS

NO RIGHT OF REDEMPTION

No Member or other person holding Units acquired from a Member will have the right to require a Fund to redeem those Units. There is no public market for Units and none is expected to develop. Units are generally not freely transferable and liquidity will normally be provided only through limited repurchase offers that may be made from time to time by each Fund. Any transfer of Units in violation of the respective LLC Agreement, which requires Board approval of any transfer, will not be permitted and will be void. Consequently, Members may not be able to liquidate their investment other than as a result of repurchases of Units by a Fund, as described below. For information on each Fund's policies regarding transfers of Units, see "Repurchases, Mandatory Redemptions and Transfers of Units -- Transfers of Units" in the SAI.

REPURCHASES OF UNITS

Each Fund from time to time will offer to repurchase outstanding Units pursuant to written tenders by Members. Repurchase offers will be made at such times and on such terms as may be determined by the Board in its sole discretion and generally will be offers to repurchase an aggregate specified dollar amount of outstanding Units.

In determining whether a Fund should repurchase Units from Members pursuant to written tenders, a Fund's Board will consider a variety of factors. Each Board expects that the Funds will offer to repurchase Units as of [March 31, 2005] and quarterly thereafter as of the last business day of March, June, September, and December. The Board will consider the following factors, among others, in making its determination:

   - whether any Members have requested to tender Units to a Fund;

   - the liquidity of the Fund's assets;

   - the investment plans and working capital requirements of a Fund;

   - the relative economies of scale with respect to the size of a Fund;

   - the history of the Fund in repurchasing Units;

   - the market environment; and

   - the anticipated tax consequences of any proposed repurchases of Units.

Through its respective Offshore Feeder Fund, each Fund's assets consist primarily of interests in one, or in the case the Multi-Strategy Fund, potentially multiple Master Funds. Therefore, in order to finance the repurchase of Units pursuant to the repurchase offers, a Fund may find it necessary to liquidate all or a portion of its interest in the Master Fund. Each Fund controls its respective Offshore Feeder Fund and, because interests in a Master Fund may not be transferred, a Fund may withdraw a portion of its interest in a Master Fund only pursuant to repurchase offers by that Master Fund made to the Offshore Feeder Fund, and a distribution from the Offshore Feeder Fund to the Fund of the proceeds. A Fund will not conduct a repurchase offer for Units unless the Master Fund in which it invests through its Offshore Feeder Fund simultaneously conducts a repurchase offer for its interests. Each Master Fund's Board of Managers (the "Master Fund's Board") expects that each Master Fund will conduct repurchase offers on a quarterly basis in order to permit each Fund to meet its obligations under its repurchase offers. However, there are no assurances that a Master Fund's Board will, in fact, decide to undertake such a repurchase offer. The Fund cannot make a repurchase offer larger than the sum of the repurchase offers made by the Master Fund in which it holds an interest. Each Master Fund will make repurchase offers, if any, to all of its members, including the Funds (through the Offshore Feeder Funds) which are invested, on the same terms. This practice may affect the size of a Master Fund's offers. Subject to a Master Fund's investment restriction with respect to borrowings, a Master Fund may borrow money or issue debt obligations to finance its repurchase obligations pursuant to any such repurchase offer.

The Board will determine that a Fund may repurchase Units from Members pursuant to written tenders only on terms the Board determines to be fair to a Fund and its Members. When the Board determines that a Fund will make a repurchase offer, notice of that offer will be provided to each Member describing the terms of the offer and containing information that Members should consider in deciding whether to tender Units for repurchase. Members who are deciding whether to tender their Units or portions thereof during the period that a repurchase offer is open may ascertain the estimated net asset value of their Units from the respective Fund during the period the offer remains open.

When Units are repurchased by a Fund, Members will generally receive cash distributions equal to the value of the Units repurchased. However, in the sole discretion of a Fund, the proceeds of repurchases of Units may be paid by the in-kind distribution of securities held by a Master Fund (through the respective Offshore Feeder Fund), or partly in cash and partly in-kind. The Funds do not expect to distribute securities in-kind except in unusual circumstances, such as in the unlikely event that a Fund does not have sufficient cash to pay for Units that are repurchased or if making a cash payment would result in a material adverse effect on the Fund or on Members not tendering Units for repurchase. See "Risk Factors -- Principal Risk Factors Relating to the Funds' Structure". Repurchases will be effective after receipt of all eligible written tenders of Units from Members and acceptance by the Fund.

REPURCHASE PROCEDURES

A Fund may have to effect a withdrawal from the respective Offshore Feeder Fund and the Offshore Feeder Fund from its Master Fund to pay for the Units being repurchased. The Master Fund, in turn, may have to effect redemptions from Hedge Funds to pay for the repurchase of a Fund's interest in the Master Fund. Due to liquidity constraints associated with a Master Fund's investments in Hedge Funds, it is presently expected that, under the procedures applicable to the repurchase of Units, Units will be valued for purposes of determining their repurchase price as of a quarter end (the "Valuation Date") that is at least 30 days after the date by which Members must submit a repurchase request. Each Fund will generally pay (a) Members who have tendered all of their Units (or an amount that would cause their capital account, as discussed below, to fall below the minimum amount) an initial payment equal to 95% of the value of the Units repurchased and (b) all other Members the entire value of their Units that have been repurchased, at least one month after the Valuation Date. Any balance due to withdrawing Members will be determined and paid promptly after completion of the Fund's annual audit and be subject to audit adjustment. The amount that a Member may expect to receive on the repurchase of the Member's Units will be the value of those Units determined on the Valuation Date based on the net asset value of that Fund's assets as of that date. This amount will be subject to adjustment upon completion of the annual audit of the Fund's financial statements for the fiscal year in which the repurchase is effected (which it is expected will be completed within 60 days after the end of each fiscal year).

Under these procedures, Members will have to decide whether to tender their Units for repurchase without the benefit of having current information regarding the value of Units as of a date proximate to the Valuation Date. In addition, there will be a substantial period of time between the date as of which Members must tender Units and the date they can expect to receive payment for their Units from a Fund. However, upon the expiration of a repurchase offer (I.E., at least 30 days prior to the Valuation Date), each Master Fund will deposit into an interest bearing escrow account an amount of Hedge Fund securities being liquidated and cash approximately equal to the payment required to redeem all Units accepted for repurchase. The deposit of such amount may be delayed under circumstances where the respective Master Fund has determined to redeem its interests in Hedge Funds to cover the Fund's repurchase offer (through an Offshore Feeder Fund), but has experienced delays in receiving payments from the Hedge Funds. Members will be notified in advance of the expected payment date.

Any Member tendering Units for repurchase less than one year following the date of the initial purchase of the particular Units being tendered will be subject to an early withdrawal charge of 2.00% (as a percentage of repurchase proceeds) paid to the Fund.

A Member who tenders for repurchase only a portion of the Member's Units will be required to maintain a capital account balance of at least $50,000. If a Member tenders a portion of the Member's Units and the repurchase of that portion would cause the Member's capital account balance to fall below this required minimum, each Fund reserves the right to reduce the portion of Units to be purchased from the Member so that the required minimum balance is maintained.

Repurchases of Units by each Fund are subject to SEC rules governing issuer self-tender offers and will be made only in accordance with these rules.

MANDATORY REPURCHASE BY A FUND

The LLC Agreement of each Fund provides that a Fund may repurchase Units of a Member or any person acquiring Units from or through a Member under certain circumstances, including if: ownership of the Units by the Member or other person will cause a Fund to be in violation of certain laws; continued ownership of the Units may adversely affect a Fund; any of the representations and warranties made by a Member in connection with the acquisition of the Units was not true when made or has ceased to be true; or it would be in the best interests of a Fund to repurchase the Units or a portion thereof. Members whose Units, or a portion thereof, are redeemed by a Fund will not be entitled to a return of any amount of sales load, if any, that may have been charged in connection with the Member's purchase of Units.

CALCULATION OF NET ASSET VALUE

Each Fund and Offshore Feeder Fund will compute its net asset value as of the last business day of each "fiscal period" (as defined under "Units and Capital Accounts" below). Such computation is expected to occur on a monthly basis and other times at the Board's discretion. In determining its net asset value, each Fund and Offshore Feeder Fund will value its investments as of such fiscal period end. The net asset value of a Fund and its respective Offshore Feeder Fund will equal the value of the assets of that Fund and Offshore Feeder Fund, respectively, less all of each entity's liabilities, including accrued fees and expenses. It is expected that the assets of each Fund will consist primarily of each Fund's interest in its respective Offshore Feeder Fund. In computing its net asset value, each Fund will value its interest in its respective Offshore Feeder Fund at the value of that Offshore Feeder Fund's interest in the Master Fund(s), and the Offshore Feeder Fund will value its interest in the Master Fund(s) at the net asset value provided by the Master Fund(s) to the respective Offshore Feeder Fund and Fund.

Each Master Fund's Board has approved procedures pursuant to which the Master Fund will value its investments in Hedge Funds at fair value. As a general matter, the fair value of a Master Fund's interest in a Hedge Fund will represent the amount that the Master Fund could reasonably expect to receive from a Hedge Fund or from a third party if the Master Fund's interest were redeemed or sold at the time of valuation, based on information reasonably available at the time the valuation is made and that the Master Fund believes to be reliable. In accordance with these procedures, fair value as of each fiscal period end ordinarily will be the value determined as of such fiscal period end for each Hedge Fund in accordance with the Hedge Fund's valuation policies and reported by the Hedge Fund at the time of such valuation to the Master Fund. Under some circumstances, a Master Fund or the Adviser may determine, based on other information available to the Master Fund or the Adviser, that a Hedge Fund's reported valuation does not represent fair value. In addition, a Master Fund may not have a Hedge Fund's reported valuation as of a particular fiscal period end -- for example, in the event that a Hedge Fund does not report a fiscal period end value to the Master Fund on a timely basis. In such cases, the Master Fund would determine the fair value of such a Hedge Fund based on any relevant information available at the time the Master Fund values its portfolio, including the most recent value reported by the Hedge Fund. Any values reported as "estimated" or "final" values will reasonably reflect market values of securities for which market quotations are available or fair value as of the Master Fund's valuation date.

When investing in any Hedge Fund, the Adviser will conduct a due diligence review of the valuation methodology utilized by the Hedge Fund. As a general matter, such review will include a determination whether the Hedge Fund utilizes market values when available, and otherwise utilizes principles of fair value that the Adviser reasonably believes to be consistent with those used by the Master Fund for valuing its own investments. Although the procedures approved by each Master Fund's Board provide that the Adviser will review the valuations provided by Hedge Fund Managers, neither the Adviser nor the Master Fund's Board will be able to confirm independently the accuracy of valuation calculations provided by such Hedge Fund Managers.

Each Fund's and Master Fund's valuation procedures require each Fund, Master Fund and the Adviser to consider relevant information available at the time that a Fund and its Master Fund value their respective portfolios. The Adviser and/or each Master Fund's Board will consider such information, and may conclude in certain circumstances that the information provided by the Hedge Fund Manager does not represent the fair value of a Master Fund's interests in the Hedge Fund. Although redemptions of interests in Hedge Funds are subject to advance notice requirements, Hedge Funds will typically make available net asset value information to holders which will represent the price at which, even in the absence of redemption activity, the Hedge Fund would have effected a redemption if any such requests had been timely made or if, in accordance with the terms of the Hedge Fund's governing documents, it would be necessary to effect a mandatory redemption. Following procedures adopted by a Master Fund's Board, in the absence of specific transaction activity in interests in a particular Hedge Fund, a Master Fund would consider whether it was appropriate, in light of all relevant circumstances, to value such a position at its net asset value as reported at the time of valuation, or whether to adjust such value to reflect a premium or discount to net asset value. Consistent with industry practice, a Master Fund may not always apply a discount in cases where there was no contemporaneous redemption activity in a particular Hedge Fund. In other cases, as when a Hedge Fund imposes extraordinary restrictions on redemptions, or when there have been no recent transactions in Hedge Fund interests, a Master Fund may determine that it is appropriate to apply a discount to the net asset value of the Hedge Fund. Any such decision would be made in good faith, and subject to the review and supervision of the Board.

The valuations reported by the Hedge Fund Managers, upon which each Master Fund calculates its fiscal period end net asset values, may be subject to later adjustment by Hedge Fund Managers, based on information reasonably available at that time. For example, fiscal year-end net asset value calculations of the Hedge Funds are audited by those funds' independent auditors and may be revised as a result of such audits. Other adjustments may occur from time to time. Any adjustments in the valuations of the Hedge Funds will be reflected in a Fund's net asset values for the relevant fiscal periods and may be reflected in the proceeds that a Member would receive upon the repurchase of Units, as described above in "Repurchases and Transfers of Units -- Repurchase Procedures", or the purchase price paid at the time of the initial investment or additional subscription.

The procedures approved by each Master Fund's Board provide that, where deemed appropriate by the Adviser and consistent with the 1940 Act, investments in Hedge Funds may be valued at cost. Cost would be used only when cost is determined to best approximate the fair value of the particular security under consideration. For example, cost may not be appropriate when a Master Fund is aware of sales of similar securities to third parties at materially different prices or in other circumstances where cost may not approximate fair value (which could include situations where there are no sales to third parties). In such a situation, a Master Fund's investment will be revalued in a manner that the Adviser, in accordance with procedures approved by that Master Fund's Board, determines in good faith best reflects approximate market value. Each Master Fund's Board will be responsible for ensuring that the valuation policies utilized by the Adviser are fair to that Master Fund and consistent with applicable regulatory guidelines.

To the extent the Adviser invests the assets of a Master Fund in securities or other instruments that are not investments in Hedge Funds, a Master Fund will generally value such assets as described below. Domestic exchange-traded securities and NASDAQ-listed securities will be valued at their last sales prices as reported on the exchanges where such securities are traded. If no sales prices are reported on a particular day, the securities will be valued based upon their composite bid prices for securities held long, or their composite ask prices for securities held short, as reported by the appropriate exchange, dealer or pricing service. Securities traded on a foreign securities exchange will generally be valued at their last sales prices on the exchange where such securities are primarily traded, or in the absence of a reported sale on a particular day, at their bid prices, in the case of securities held long, or ask prices, in the case of securities held short, as reported by the appropriate exchange, dealer or pricing service. Redeemable securities issued by a registered open-end investment company will be valued at the investment company's net asset value per share less any applicable redemption fee. Other securities for which market quotations are readily available will be valued at their bid prices, or ask prices in the case of securities held short, as obtained from one or more dealers making markets for such securities. If market quotations are not readily available, securities and other assets will be valued at fair value as determined in good faith in accordance with procedures approved by a Master Fund's Board.

In general, fair value represents a good faith approximation of the current value of an asset and will be used when there is no public market or possibly no market at all for the asset. The fair values of one or more assets may not be the prices at which those assets are ultimately sold. In such circumstances, the Adviser and/or a Master Fund's Board will reevaluate its fair value methodology to determine what, if any, adjustments should be made to the methodology.

Debt securities will be valued in accordance with each Master Fund's valuation procedures, which generally provide for using a third-party pricing system, agent or dealer selected by the Adviser, which may include the use of valuations furnished by a pricing service that employs a matrix to determine valuations for normal institutional size trading units. Each Master Fund's Board will monitor periodically the reasonableness of valuations provided by any such pricing service. Debt securities with remaining maturities of 60 days or less, absent unusual circumstances, will be valued at amortized cost, so long as such valuations are determined by the Master Fund's Board to represent fair value.

Assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars using foreign exchange rates provided by a pricing service. Trading in foreign securities generally is completed, and the values of such securities are determined, prior to the close of securities markets in the United States. Foreign exchange rates are also determined prior to such close. On occasion, the values of securities and exchange rates may be affected by events occurring between the time as of which determination of such values or exchange rates are made and the time as of which the net asset value of the Master Fund is determined. When such events materially affect the values of securities held by a Master Fund or its liabilities, such securities and liabilities may be valued at fair value as determined in good faith in accordance with procedures approved by that Master Fund's Board.

The Adviser acts as investment adviser to other clients that may invest in securities for which no public market price exists. The Adviser may use other methods of valuation in these contexts that may result in differences in the value ascribed to the same security owned by a Master Fund and other clients. Consequently, the fees charged to a Master Fund and other clients may be different, since the method of calculating the fees takes the value of all assets, including assets carried at different valuations, into consideration.

Expenses of a Master Fund, including the Adviser's investment management fee and the costs of any borrowings, are accrued on a monthly basis on the day that the net asset value is calculated and taken into account for the purpose of determining the net asset value.

Prospective Members should be aware that situations involving uncertainties as to the value of portfolio positions could have an adverse effect on the net assets of a Master Fund if the judgments of that Master Fund's Board, the Adviser or Hedge Fund Managers should prove incorrect. Also, Hedge Fund Managers will only provide determinations of the net asset value of Hedge Funds on a periodic basis. Consequently, it will not be possible to determine the net asset value of a Master Fund more frequently.

UNITS AND CAPITAL ACCOUNTS

GENERAL

Each Fund will maintain a separate capital account for each Member, which will have an opening balance equal to the Member's initial contribution to the capital of that Fund. The aggregate net asset value of the Member's Units will reflect the value of the Member's capital account. Each Member's capital account will be increased by the amount of any additional contributions by the Member to the capital of that Fund, plus any amounts credited to the Member's capital account as described below. Similarly, each Member's capital account will be reduced by the sum of the amount of any repurchase by a Fund of the Member's Units, or portion thereof, plus the amount of any distributions to the Member that are not reinvested, plus any amounts debited against the Member's capital account as described below.

Capital accounts of Members are adjusted as of the close of business on the last day of each fiscal period. A fiscal period begins on the day after the last day of the preceding fiscal period and ends at the close of business on the first to occur of: (i) the last day of each fiscal year (March 31), (ii) the last day of each taxable year (December 31), (iii) the day preceding the date as of which any contribution to the capital of a Fund is made, (iv) any day as of which a Fund values any Units of any Member in connection with the repurchase of such

Units, or (v) any day as of which any amount is credited to or debited from the capital account of any Member other than an amount to be credited to or debited from the capital accounts of all Members in accordance with their respective ownership of Units. Upon the closing of the initial issuance of Units, one Unit shall be issued with respect to each $100 contributed to the capital of a Fund by a Member. Thereafter Units shall be issued at the net asset value per Unit as of the date of issuance. The net asset value of a Unit will be determined by dividing a Fund's aggregate net asset value by the number of Units outstanding at the applicable date.

ALLOCATION OF NET PROFITS AND LOSSES

Net profits or net losses of a Fund for each fiscal period will be allocated among and credited to or debited against the capital accounts of Members as of the last day of each fiscal period in accordance with Members' respective Unit ownership for the period. Net profits or net losses will be measured as the net change in the value of the assets of a Fund including any net change in unrealized appreciation or depreciation of investments as well as realized income and gains or losses and expenses during a fiscal period, before giving effect to any repurchases by a Fund of Units.

Allocations for tax purposes generally will be made among Members so as to equitably reflect amounts credited or debited to each Member's capital account for the current and prior taxable years.

ALLOCATION OF SPECIAL ITEMS

Withholding taxes or other tax obligations incurred by a Fund (either directly or indirectly through the respective Offshore Feeder Fund or Master Fund) which are attributable to any Member will be debited against the capital account of that Member as of the close of the fiscal period during which the Fund paid those obligations, and any amounts then or thereafter distributable to the Member will be reduced by the amount of those taxes.

RESERVES

Appropriate reserves may be created, accrued, and charged against net assets for contingent liabilities as of the date the contingent liabilities become known to a Fund. Reserves will be in such amounts (subject to increase or reduction) that a Fund may deem necessary or appropriate. The amount of any reserve (or any increase or decrease therein) will be proportionately charged or credited, as appropriate, against net assets.

VOTING

Each Member has the right to cast a number of votes equal to the number of Units held by such Member at a meeting of Members called by a Fund's Board. Members will be entitled to vote on any matter on which shareholders of a registered investment company organized as a corporation would be entitled to vote, including certain elections of Managers and approval of the Advisory Agreement, in each case to the extent that voting by shareholders is required by the 1940 Act. Notwithstanding their ability to exercise their voting privileges, Members in their capacity as such are not entitled to participate in the management or control of a Fund's business, and may not act for or bind a Fund.

Whenever a Fund as a member in a Master Fund, through its respective Offshore Feeder Fund, is requested to vote on matters pertaining to the Master Fund
(other than the termination of the Master Fund's business, which may be determined by the Managers of the Master Fund without member approval), the respective Offshore Feeder Fund will pass voting rights to the Fund, and the Fund will hold a meeting of the Members and vote its interest in the Master Fund, through the respective Offshore Feeder Fund, for or against such matters proportionately to the instructions to vote for or against such matters received from the Members. Thus, an Offshore Feeder Fund will not vote on Master Fund matters requiring a vote of Master Fund Members without the instruction of Fund Members. Each Fund shall vote Units for which it receives no voting instructions in the same proportion as the Units for which it receives voting instructions.

TAXES

The following is a summary of certain aspects of the income taxation of a Fund and its Members and of the respective Master Funds that should be considered by a prospective Member. The Funds have not sought a ruling from the Service or any other Federal, state, or local agency with respect to any of the tax issues affecting the Funds, but the Funds may seek a ruling from the Service with respect to the question of whether or not any income allocable to a Tax-Exempt Member in a Fund would be UBTI. Further, the Funds have not obtained an opinion of counsel with respect to any Federal tax issues other than the characterization of each Fund as a partnership for Federal income tax purposes and the absence of UBTI.

This summary of certain aspects of the Federal income tax treatment of the Funds is based upon the Code, judicial decisions, Treasury Regulations (the "Regulations"), and rulings in existence on the date hereof, all of which are subject to change. This summary does not discuss the impact of various proposals to amend the Code that could change certain tax consequences of an investment in a Fund. This summary also does not discuss all of the tax consequences that may be relevant to a particular Member or to certain Members subject to special treatment under the Federal income tax laws, such as insurance companies.

Prospective Members should consult with their own tax advisers in order to understand the Federal, state, local and foreign income tax consequences of an investment in a Fund.

In addition to the particular matters set forth in this section, Tax-Exempt Members should review carefully those sections of this prospectus and the SAI regarding liquidity and other financial matters to ascertain whether the investment objectives of a Fund are consistent with their overall investment plans. Prospective Tax-Exempt Members are urged to consult their own counsel and tax advisers regarding the acquisition of Units.

TAX TREATMENT OF FUND OPERATIONS

CLASSIFICATION OF THE FUNDS

The Funds have received an opinion from Kirkpatrick & Lockhart, LLP, counsel to the Funds, that under the provisions of the Code and the Regulations, as in effect on the date of the opinion, as well as under the relevant authority interpreting the Code and the Regulations, and based upon certain representations of the Board, each Fund will be treated as a partnership for Federal income tax purposes and not as an association taxable as a corporation.

Under Section 7704 of the Code, "publicly traded partnerships" are generally treated as corporations for Federal income tax purposes. A publicly traded partnership is any partnership where the interests in which are traded on an established securities market or which are readily tradable on a secondary market (or the substantial equivalent thereof). Units will not be traded on an established securities market. Regulations concerning the classification of partnerships as publicly traded partnerships (the "Section 7704 Regulations") provide certain safe harbors under which interests in a partnership will not be considered readily tradable on a secondary market (or the substantial equivalent thereof).

The Section 7704 Regulations include a "redemption or repurchase agreement" safe harbor under which partnership interests can avoid being treated as readily tradable. The Section 7704 Regulations provide that this safe harbor applies in the case of a "redemption or repurchase agreement," which is defined as "a plan of redemption or repurchase maintained by a partnership whereby the partners may tender their partnership interests for purchase by the partnership, another partner, or a person related to another partner. The Section 7704 Regulations provide that the transfer of an interest in a partnership pursuant to a redemption or repurchase agreement is disregarded in determining whether interests in the partnership are readily tradable if (1) the redemption or repurchase agreement provides that the redemption or repurchase cannot occur until at least 60 calendar days after the partner notifies the partnership in writing of the partner's intention to exercise the redemption or repurchase right, (2) the redemption or repurchase price is established not more than four times during the partnership's taxable year, and (3) the sum of the percentage interests in partnership capital or profits transferred during the taxable year of the partnership does not exceed 10 percent of the total interests in partnership capital or profits.

Each Fund's LLC Agreement contains provisions satisfying the requirements for a safe-harbor redemption or repurchase agreement. First, each LLC Agreement provides that the Fund will repurchase Units only if they have been tendered at least 30 days prior to a Valuation Date; and it will pay the repurchase price approximately, but no earlier than, 30 days after the Valuation Date (therefore, in no event less than 60 days after the written tender thereof). Second, each LLC Agreement provides that Units will be valued for purposes of determining their repurchase price as of the end of each fiscal quarter (I.E., four times per fiscal year).

The third condition of the "redemption or repurchase agreement" safe harbor is that the repurchased interests' partnership capital or profits not exceed 10 per cent per year of the total interests in partnership capital or profits. Each LLC Agreement does not contain an explicit limitation on the quantity of Units that can be repurchased in any year. The transfer restrictions and repurchase provisions of each LLC Agreement are sufficient to meet the requirements of the "redemption or repurchase agreement" safe harbor as set forth in the Section 7704 Regulations in any year in which a Fund repurchases Units not in excess of 10 percent of the total interests in a Fund's capital or profits.

In the event that, in any year, a Fund repurchases Units in excess of 10 percent of the total interests in the Fund's capital or profits, the Fund will not satisfy the "redemption or repurchase agreement" safe harbor. The Section 7704 Regulations specifically provide that the fact that a partnership does not qualify for the safe harbors is disregarded for purposes of determining whether interests in a partnership are readily tradable on a secondary market (or the substantial equivalent thereof). Rather, in this event, the partnership's status is examined to determine whether, taking into account all of the facts and circumstances, the partners are readily able to buy, sell, or exchange their partnership interests in a manner that is comparable, economically, to trading on an established securities market. Kirkpatrick & Lockhart LLP also has rendered its opinion that each Fund will not be a publicly traded partnership treated as a corporation for purposes of the Section 7704 due to the application of the "redemption or repurchase agreement" safe harbor in any year in which a Fund repurchases Units not in excess of 10 percent of the total interests in that Fund's capital or profits and that, in the event that a Fund in any year repurchases Units in excess of 10 percent of the total interests in that Fund's capital or profits, the Fund may still avoid being considered a publicly traded partnership if the facts and circumstances with respect to that Fund's repurchases of Units, including the amount of Units being repurchased in such year and the pattern of repurchases of Units over the life of the Fund, indicate that the Fund is not providing the equivalent of a secondary market for its Units that is comparable, economically, to trading on an established securities market. Based upon the anticipated operations of each Fund, Units will not be readily tradable on a secondary market (or the substantial equivalent thereof) and, therefore, each Fund will not be treated as a publicly traded partnership taxable as a corporation.

Neither of the opinions of counsel described above, however, is binding on the Service or the courts. If it were determined that a Fund should be treated as an association or a publicly traded partnership taxable as a corporation for Federal income tax purposes (as a result of a successful challenge by the Service, changes in the Code, the Regulations, or judicial interpretations thereof, a material adverse change in facts, or otherwise), the taxable income of the Fund would be subject to corporate income tax when recognized by the Fund; distributions of such income, other than in certain redemptions of Units, would be treated as dividend income when received by the Members to the extent of the current or accumulated earnings and profits of the Fund; and Members would not be entitled to report profits or losses realized by the Fund.

As an entity treated as a partnership for tax purposes, each Fund is not itself subject to Federal income tax. Each Fund will file an annual partnership information return with the Service that will report the results of operations. Each Member will be required to report separately on its income tax return its distributive share of the respective Fund's net long-term capital gain or loss, net short-term capital gain or loss and all other items of ordinary income or loss. The Funds do not presently intend to make periodic distributions of their net income or gains, if any, to Members. The amount and times of distributions, if any, will be determined in the sole discretion of each Fund's Board. Each Member will be taxed on its distributive share of the respective Fund's taxable income and gain regardless of whether it has received or will receive a distribution from the Fund. For a more detailed discussion of certain aspects of the income taxation of the Funds and their investments under Federal and state law, see "Tax Aspects" in the SAI.

CLASSIFICATION OF THE OFFSHORE FEEDER FUNDS

The tax status of each Offshore Feeder Fund and its shareholders under the tax laws of the Cayman Islands and the United States is summarized below. The summary is based on the assumption that each Offshore Feeder Fund is owned, managed and operated as contemplated and reflects counsel's consideration of the fact that shares of the Offshore Feeder Fund will be held by a Fund and that Units in each Fund will be held by U.S. tax-exempt entities. The summary is considered to be a correct interpretation of existing laws as applied on the date of this Prospectus but no representation is made or intended by an Offshore Feeder Fund (i) that changes in such laws or their application or interpretation will not be made in the future, or (ii) that the Service will agree with the interpretation described below as applied to the method of operation of each Offshore Feeder Fund. Persons interested in subscribing for Units in a Fund should consult their own tax advisers with respect to the tax consequences, including the income tax consequences, if any, to them of the purchase, holding, redemption, sale or transfer of Units.

1. Each Offshore Feeder Fund is classified as an association taxable as a corporation for United States federal income tax purposes.

2. Each Offshore Feeder Fund intends to conduct its affairs so that it will not be deemed to be engaged in a trade or business in the United States and, therefore, none of its income will be treated as "effectively connected" with a U.S. trade or business carried on by the Offshore Feeder Fund.
    Accordingly:

    a) Under present law, each Offshore Feeder Fund is not subject to any United States federal income tax on its capital gains realized on the sale of, or with respect to the ownership of, securities whether from sources within or outside the United States to the extent that such securities are not classified as United States real property interests within the meaning of Section 897 of the Code. In this connection, the Offshore Feeder Funds do not currently intend to buy any securities that would be classified as United States real property interests.

    b) The only United States income tax that is payable by an Offshore Feeder Fund on its income from dividends and interest is the 30% withholding tax applicable to dividends and certain interest income considered to be from sources within the United States. The Offshore Feeder Funds do not expect to maintain cash reserves, but generally intend to invest any cash reserves that may exist in a manner so as not to be subject to 30% withholding.

3. Eligible Investors generally are exempt from U.S. federal income tax except to the extent that they have UBTI. UBTI is income from a trade or business unrelated to the exempt activities carried on by a tax-exempt entity. UBTI in excess of $1,000 (U.S.) in any year is taxable and may result in an alternative minimum tax liability. In light of the taxability of UBTI received by a tax-exempt entity, a Tax-Exempt Member should consult its tax adviser before purchasing Units. It will be the responsibility of any Tax-Exempt Member investing in a Fund to keep its own records with respect to UBTI and file its own IRS Form 990-T with respect thereto.

    Various types of income, including dividends, interest, royalties, rents from real property (and incidental personal property) and gains from the sale of property other than inventory and property held primarily for sale to customers are excluded from UBTI so long as such income is not derived from debt-financed property. To the extent that an Offshore Feeder Fund holds property that constitutes debt-financed property (E.G., purchases securities on margin or through other means of leverage) or property held primarily for sale to customers ("dealer" property) or becomes actively involved in trading securities, income attributable to such property or activity may constitute UBTI. However, such UBTI should not be attributable to shareholders because each Offshore Feeder Fund is classified for U.S.
    income tax purposes as an association taxable as a corporation and UBTI generally will not pass through or be deemed to pass through a corporation to its U.S. tax-exempt shareholders.

    The Code provides several taxing regimes that have the effect of taxing U.S. persons currently on some or all of their pro rata share of the income of a foreign corporation, even though such income has not actually been distributed to them. These regimes involve the taxation of U.S. shareholders of (i) "passive foreign investment companies" ("PFICs"), (ii) "foreign personal holding companies" ("FPHCs") and (iii) "controlled foreign corporations" ("CFCs"). Because all of the shares of each Offshore Feeder Fund will be held by a Fund, which is a U.S. partnership for income tax purposes, each Offshore Feeder Fund will be considered a CFC for U.S. income tax purposes.

    A "U.S. shareholder" (as defined below) of a CFC generally must include in income currently its pro rata share of, among other things, the CFC's "Subpart F income," whether or not currently distributed to such shareholder. "Subpart F income" includes the various passive types of investment income such as dividends, interest, gains from the sale of stock or securities, and gains from futures transactions in commodities. A "U.S. shareholder" is generally defined as any U.S. person (including a U.S. partnership) that owns (or, after the application of certain constructive stock ownership rules, is deemed to own) 10% or more of the total combined voting power of all classes of stock entitled to vote of the foreign corporation. A foreign corporation will be treated as a CFC if more than 50% of the stock of such foreign corporation, determined by reference to either vote or value, is owned (or, after the application of certain constructive stock ownership rules, is deemed to be owned) by "U.S. shareholders". Because each Fund, a U.S. partnership, will own 100% of the stock of an Offshore Feeder Fund, each Offshore Feeder Fund will be treated as a CFC.

    "Subpart F income" of a CFC that is currently taxed to a "U.S. shareholder" is not subject to tax again in its hands when actually distributed to such shareholder. Where income is taxable under both the PFIC or FPHC rules and Subpart F, Subpart F is given precedence, and such income is taxed only once. In addition, a corporation will not be treated with respect to a shareholder as a PFIC during the "qualified portion" of such shareholder's holding period with respect to stock in such corporation. Generally, the term "qualified portion" means the portion of the shareholder's holding period during which the shareholder is a "U.S. shareholder" (as defined above) and the corporation is a CFC.

    Under current law applicable to U.S. tax-exempt entities, income attributed from a CFC, PFIC or FPHC to a tax-exempt entity is taxable to a tax-exempt entity only if the income attributed from the CFC, PFIC or FPHC is made taxable to the tax-exempt entity under the Code and regulations relating to particular categories of UBTI (for example, if an Offshore Feeder Fund were to generate certain insurance income as defined in Section 512(b)(17) of the
    Code). The Offshore Feeder Funds do not expect to generate UBTI of this type.

    Each Fund has received an opinion of Kirkpatrick & Lockhart, LLP, counsel to the Funds, that under the provisions of the Code and the Regulations, as in effect on the date of the opinion, as well as under the relevant authority interpreting the Code and the Regulations, and based upon certain representations of the Board, income of each Fund allocable to Tax-Exempt Members (subject to certain exceptions) should not constitute UBTI. The Funds have not sought a ruling from the Service with respect to any of the tax issues affecting the Funds, but the Funds may decide in the future to seek a ruling with respect to the question of whether or not any income allocable to a Tax-Exempt Member in a Fund would be UBTI.

    The foregoing discussion is intended to apply primarily to tax-exempt organizations that are qualified plans. The UBTI of certain other exempt organizations may be computed in accordance with special rules. Further, certain types of tax-exempt entities under the Code, such as "charitable remainder trusts" that are required to make taxable distributions based upon income received from all sources, may be disadvantaged under the rules relating to CFCs, PFICs and FPHCs in a manner similar to taxable investors. Charitable remainder trusts are generally required, under their trust instruments and for purposes of qualifying under the Code for tax exemption, to make current distributions of all or a significant portion of their income. As an investor in a CFC, such a trust would be deemed to receive income each year from the CFC whether or not the CFC currently distributes such income. For these reasons, a Fund would not be an appropriate investment for charitable remainder trusts.

4. There are no income, corporate, capital gains or other taxes in effect in the Cayman Islands on the basis of present legislation. Each Offshore Feeder Fund is an exempted company under Cayman Islands law and has made an application to the Governor-in-Council of the Cayman Islands for, and expects to receive, an undertaking as to tax concessions pursuant to Section 6 of the Tax Concessions Law (1999 Revision) which will provide that, for a period of 20 years from the date of issue of the undertaking, no law thereafter enacted in the Cayman Islands imposing any taxes to be levied on profits, income, gains or appreciation will apply to an Offshore Feeder Fund or its operations. No capital or stamp duties are levied in the Cayman Islands on the issue, transfer or redemption of shares. An annual registration fee will be payable by each Offshore Feeder Fund to the Cayman Islands government which will be calculated by reference to the nominal amount of its authorized capital.

DISTRIBUTION ARRANGEMENTS

GENERAL

The Distributor acts as the distributor of Units on a best efforts basis, subject to various conditions, pursuant to the terms of a General Distributor's Agreement entered into with each Fund. Units may be purchased through the Distributor or through broker-dealers that have entered into selling agreements with the Distributor. No Fund is obligated to sell to a broker-dealer any Units that have not been placed with Eligible Investors that meet all applicable requirements to invest in a Fund. The Distributor maintains its principal office at 11 Madison Avenue, 13th Floor, New York, NY 10010. The Distributor is an affiliate of the Adviser.

Units are being offered in an initial offering. Each Fund expects to deliver Units purchased in the initial offering on or about [MONTH DAY], [2005], or on such earlier or later date as the Distributor may determine. Subsequent to the initial offering, Units will be offered and may be purchased on a monthly basis, or at such other times as may be determined by the Board. Neither the Distributor nor any other broker-dealer is obligated to buy from a Fund any of the Units. There is no minimum aggregate amount of Units required to be purchased in the initial offering. The Distributor does not intend to make a market in Units. To the extent consistent with applicable law, each Fund has agreed to indemnify the Distributor and its affiliates and broker-dealers and their affiliates that have entered into selling agreements with the Distributor against certain liabilities under the 1933 Act.

PURCHASE TERMS

Units are being offered only to Eligible Investors that meet all requirements to invest in a Fund. The minimum initial investment in a Fund by a Member is $50,000. Subsequent investments must be at least $50,000. These minimums may be modified by a Fund from time to time.

Member funds will not be accepted until the registration statement to which this Prospectus relates is declared effective. All Member funds for the initial closing of the sale of Units, and for closings of subsequent offerings, will be deposited in an escrow account maintained by [___] as escrow agent for the benefit of the Members. Funds held in the escrow account may be invested in high quality, short-term investments and any interest earned on the funds will be paid to a Fund on the date Units are issued. The full amount of an investment is payable in federal funds, which must be received by the Distributor not later than 5 business days prior to the beginning of a month or quarter, as the case may be, if payment is sent by wire or via the National Securities Clearing Corporation.

Before a prospective Member may invest in a Fund, the Distributor or the Member's sales representative will require a certification from the prospective

Member that it is an Eligible Investor and meets other requirements for investment, and that the Member will not transfer its Units except in the limited circumstances permitted under the relevant LLC Agreement. The form of Member certification that each Member will be asked to sign is contained in Appendix A of this prospectus and will be contained in each Fund's application form. A Member's certification must be received and accepted by the Distributor along with its good payment as described above. Otherwise a Member's order will not be accepted. Various broker-dealers that have entered into selling agreements with the Distributor may use differing Member certifications, which cannot, however, alter a Fund's requirement that a Member be at a minimum an Eligible Investor.

The LLC Agreement of each Fund is contained in Appendix B of this prospectus. Each new Member will agree to be bound by all of its terms by executing a Member certification form.

GENERAL INFORMATION

Each Fund is registered under the 1940 Act as a closed-end management investment company. The Funds were formed as limited liability companies under the laws of the State of Delaware on September 15, 2004 and have no operating history. The Funds' principal office is located at the Adviser's offices at 11 Madison Avenue, 13th Floor, New York, NY 10010. The Adviser's telephone number is [212-325-2000].

TABLE OF CONTENTS OF THE SAI [TO BE UPDATED]

                STATEMENT OF ADDITIONAL INFORMATION................
                INVESTMENT POLICIES AND PRACTICES..................
                  Fundamental Policies.............................
                  Certain Portfolio Securities and Other
                   Operating Policies..............................
                REPURCHASES, MANDATORY REDEMPTIONS AND TRANSFERS
                  OF UNITS.........................................
                  Repurchase Offers................................
                  Mandatory Redemptions............................
                  Transfers of Units...............................
                BOARD OF MANAGERS..................................
                OFFSHORE FEEDER FUNDS..............................
                INVESTMENT ADVISORY SERVICES.......................
                FUND, OFFSHORE FEEDER FUND AND MASTER FUND
                  EXPENSES.........................................
                CODES OF ETHICS....................................
                VOTING OF PROXIES..................................
                PARTICIPATION IN INVESTMENT OPPORTUNITIES..........
                OTHER MATTERS......................................
                TAX ASPECTS........................................
                 CLASSIFICATION OF THE OFFSHORE FEEDER FUNDS.......
                  Tax Consequences to a Withdrawing Member.........
                  Tax Treatment of Portfolio Investments...........
                  Unrelated Business Taxable Income................
                  Certain Issues Pertaining to Specific Exempt
                   Organizations...................................
                  State and Local Taxation.........................
                ERISA CONSIDERATIONS...............................
                BROKERAGE..........................................
                VALUATION OF ASSETS................................
                ACCOUNTANTS AND LEGAL COUNSEL......................
                CUSTODIAN..........................................
                RECORD OWNERS OF 5% OR MORE........................
                SUMMARY OF LLC AGREEMENT...........................
                FUND ADVERTISING AND SALES MATERIAL................
                FINANCIAL STATEMENTS...............................

APPENDIX A: MEMBER CERTIFICATION

I hereby certify that I am an "Eligible Investor," which means that I belong to one of the following categories: (1) pension, profit-sharing or other employee benefit trusts that are exempt from taxation under Section 501(a) of the Internal Revenue Code of 1986, as amended (the "Code"), by reason of qualification under Section 401 of the Code; (2) employee benefit plans or other programs established pursuant to Sections 403(b), 408(k) and 457 of the Code;
(3) certain deferred compensation plans established by corporations, partnerships, non-profit entities or state and local governments or government-sponsored programs; (4) certain foundations, endowments and other exempt organizations under Section 501(c) of the Code (other than organizations exempt under Section 501(c)(1)); (5) individual retirement accounts ("IRAs") (including regular IRAs, spousal IRAs for a non-working spouse, Roth IRAs and rollover IRAs) and 403(b)(7) Plans; and (6) state colleges and universities ((1) through (6) collectively, "Eligible Investors").

I hereby also certify that at least one of the following categories describes me at the time that I am applying to purchase Units:

     - A natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with my spouse in excess of $300,000 in each of those years and who has a reasonable expectation of reaching the same income level in the current year;

     - A natural person whose individual net worth1/, or joint net worth with my spouse, at the time of purchase exceeds $1,000,000 ("net worth" for this purpose means total assets in excess of total liabilities);

     - An individual or entity that has an account managed by an investment adviser registered under the Investment Advisers Act of 1940, as amended, and the adviser is subscribing for Units in a fiduciary capacity on behalf of the account;

     - A trust (i) with total assets in excess of $1,000,000, (ii) that was not formed for the purpose of investing in a Fund and (iii) of which the person responsible for directing the investment of assets in a Fund has such knowledge and experience in financial and business matters that he or she is capable of evaluating the merits and risks of the prospective investment;

     -    A Manager or executive officer of a Fund;

     - A plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $1,000,000;

     - An employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of ERISA, which is either a bank, savings and loan association, insurance company or registered investment adviser, or if the employee benefit plan has total assets in excess of $1,000,000, or, if a self-directed plan, with investment decisions made solely by persons that are "accredited investors" (as defined in Regulation D under the Securities Act of 1933, as amended);

     - Any organization described in section 501(c)(3) of the Code not formed for the specific purpose of acquiring Units, with total assets in excess of $1,000,000; or

     - An entity in which all of the equity owners meet the qualifications set forth above.

I am not a charitable remainder trust.

I understand that it may be a violation of state and federal law for me to provide this certification if I know that it is not true. I have read the Prospectus of the Fund, including the member qualification and member suitability provisions contained therein. I understand that an investment in the Fund involves a considerable amount of risk and that some or all of the investment may be lost. I understand that an investment in the Fund is suitable only for members who can bear the risks associated with the limited liquidity of the investment and should be viewed as a long-term investment.

--------------------------------

1/ As used herein, "net worth" means the excess of total assets at fair market value, including home, over total liabilities. For the purpose of determining "net worth," the principal residence owned by an individual shall be valued at either (A) cost, including the cost of improvements, net of current encumbrances upon the property, or (B) the appraised value of the property as determined by an institutional lender, net of current encumbrances upon the property.

I am NOT (A) a non-resident alien or (B) a foreign corporation, foreign partnership, foreign trust or foreign estate (as those terms are defined in the Code) for purposes of U.S. Federal income taxation. I agree to notify the Fund within 60 days of the date that I become a foreign person or entity. I further certify that my name, U.S. tax identification number, home address (in the case of an individual) and business address (in the case of an entity), as they appear in your records, are true and correct. I understand that these certifications, which are made under penalty of perjury, may be disclosed to the Internal Revenue Service by the Fund and that any false statement contained in this paragraph could be punished by fine and/or imprisonment.

If I am the fiduciary executing this Member Certificate on behalf of a Plan (the "Fiduciary"), I represent and warrant that I have considered the following with respect to the Plan's investment in the Fund and have determined that, in review of such considerations, the investment is consistent with the Fiduciary's responsibilities under the ERISA: (i) the fiduciary investment standards under ERISA in the context of the Plan's particular circumstances; (ii) the permissibility of an investment in the Fund under the documents governing the Plan and the Fiduciary; and (iii) the risks associated with an investment in the Fund and the fact that I will be unable to redeem the investment. However, the Fund may repurchase the investment at certain times and under certain conditions set forth in the Prospectus.

I understand that the Fund and its affiliates are relying on the certification and agreements made herein in determining my qualification and suitability as a member in the Fund. I understand that an investment in the Fund is not appropriate for, and may not be acquired by, any person who cannot make this certification, and agree to indemnify CSFB Alternative Capital, Inc. and its affiliates (collectively "CSFB") and hold harmless from any liability that CSFB may incur as a result of this certification being untrue in any respect.

By signing below, I hereby execute, as a Member, and agree to be bound by the terms of the Fund's Limited Liability Company Agreement (the "LLC Agreement"), including its Power of Attorney provisions, a form of which is set forth in Appendix B to the Prospectus. I have read the LLC Agreement and, to the extent I believe it necessary, have consulted with my tax and legal advisers and understand its terms.

Signature:.........................
Name:..............................
Date:..............................

APPENDIX B: LIMITED LIABILITY COMPANY AGREEMENT

TO BE ADDED

APPENDIX C: PERFORMANCE INFORMATION

This Appendix presents past performance information for all private investment funds, unless otherwise noted, that the Adviser manages having substantially similar investment objectives, policies and strategies of each of the CSFB Alternative Capital Multi-Strategy Institutional Fund, LLC ("Multi-Strategy Fund") and the CSFB Alternative Capital Long/Short Equity Institutional Fund, LLC ("Long/Short Equity Fund") (each a "Composite" and together the "Composites).

As described in the notes, the past performance of each Composite has been calculated net of fees and expenses. The total operating fees and expenses of a Composite may be lower than the total operating expenses of the corresponding Multi-Strategy Fund or Long/Short Equity Fund, in which case the Composite performance shown would have been lower had the total operating expense of its corresponding Multi-Strategy Fund or Long/Short Equity Fund been used to compute the comparable Composite performance.

The Composite performances of the private funds are no guarantee of future results in managing the Multi-Strategy Fund or the Long/Short Equity Fund. Please note the following cautionary guidelines in reviewing this Appendix:

o The Composite performance is not the performance of the Multi-Strategy Fund or the Long/Short Equity Fund and is not an indication of how the Multi-Strategy Fund or the Long/Short Equity Fund would have performed in the past or will perform in the future. Each of the Multi-Strategy Fund's and Long/Short Equity Fund's performances in the future will be different from the corresponding Composite performance of the Adviser due to factors such as differences in the cash flows into and out of the private funds included in the Composites and different fees, expenses, performance calculation methods, and portfolio sizes and composition. In particular, Composite performance is not necessarily an indication of how the Multi-Strategy Fund or Long/Short Equity Fund will perform, as the accounts comprising the Composites may not be subject to investment limitations, diversification requirements and other restrictions similar to those imposed on the Multi-Strategy Fund and the Long/Short Equity Fund by the Investment Company Act of 1940 and the Internal Revenue Code, which, if applicable, can have a negative impact on performance.

o Performance of the private funds are averages for the periods shown. The information below shows monthly rates of return for the years indicated, but does not reflect the volatility that may occur within a given period.

The following tables provide monthly rates of return for the years indicated.

MULTI-STRATEGY FUND-OF-FUNDS COMPOSITE (1)(2)(3)

MULTI-STRATEGY FUND-OF-FUNDS COMPOSITE (GROSS)

--------------------------------------------------------------------------------------------------------------------------------

          JAN      FEB       MAR       APR       MAY      JUN       JUL      AUG      SEP      OCT      NOV      DEC      YTD
          ---      ---       ---       ---       ---      ---       ---      ---      ---      ---      ---      ---      ---
--------------------------------------------------------------------------------------------------------------------------------
1998                                                                        -5.26%    0.82%    1.59%    0.94%    1.55%    -0.53%
------- -------- -------- --------- --------- --------- -------- --------- -------- -------- -------- -------- -------- --------
1999     -0.95%   -0.06%    -0.26%     2.29%     0.21%    1.88%     0.98%    0.94%    0.79%    0.72%    2.84%    4.36%    14.50%
------- -------- -------- --------- --------- --------- -------- --------- -------- -------- -------- -------- -------- --------
2000      1.16%    4.08%    -0.68%    -2.24%     0.30%    2.42%     1.33%    2.11%   -0.13%    0.38%    0.57%    1.48%    11.17%
------- -------- -------- --------- --------- --------- -------- --------- -------- -------- -------- -------- -------- --------
2001      1.90%    1.38%     0.87%     0.36%     0.67%    0.05%     0.44%    1.06%    0.25%    0.64%   -0.57%    0.95%     8.28%
------- -------- -------- --------- --------- --------- -------- --------- -------- -------- -------- -------- -------- --------
2002      0.24%   -0.83%     0.13%     0.48%     0.69%    0.29%    -0.29%    0.40%    0.41%    0.12%    0.74%    1.10%     3.52%
------- -------- -------- --------- --------- --------- -------- --------- -------- -------- -------- -------- -------- --------
2003      1.18%    0.77%     0.10%     1.21%     2.10%    0.81%     0.13%    0.97%    1.42%    0.81%    0.24%    1.78%    12.12%
------- -------- -------- --------- --------- --------- -------- --------- -------- -------- -------- -------- -------- --------
2004      1.02%    1.31%     0.84%    -0.44%    -0.76%    0.13%    -0.22%                                                  1.88%
------- -------- -------- --------- --------- --------- -------- --------- -------  -------- -------- -------- --------  --------

MULTI-STRATEGY FUND-OF-FUNDS COMPOSITE (NET)
--------------------------------------------------------------------------------------------------------------------------------
          JAN       FEB     MAR      APR       MAY       JUN      JUL       AUG        SEP       OCT      NOV      DEC     YTD
          ---       ---     ---      ---       ---       ---      ---       ---        ---       ---      ---      ---     ---
--------------------------------------------------------------------------------------------------------------------------------
1998                                                                       -5.33%     0.73%     1.50%     0.86%   1.46%   -0.95%
------- -------- -------- -------- --------- --------- --------- --------- --------  -------- -------- -------- -------- -------
1999     -1.03%   -0.14%   -0.34%    2.20%     0.13%     1.63%    0.81%     0.77%     0.63%     0.57%     2.48%   3.87%   12.10%

------- -------- -------- -------- --------- --------- --------- --------- --------  -------- -------- -------- -------- -------
2000      0.98%    3.63%   -0.69%   -2.11%     0.19%     2.12%    1.14%     1.82%    -0.19%     0.26%     0.44%   1.26%    9.09%
------- -------- -------- -------- --------- --------- --------- --------- --------  -------- -------- -------- -------- -------
2001      1.64%    1.17%    0.71%    0.24%     0.52%    -0.03%    0.32%     0.88%     0.16%     0.50%    -0.61%   0.80%    6.47%
------- -------- -------- -------- --------- --------- --------- --------- --------  -------- -------- -------- -------- -------
2002      0.15%   -0.83%    0.05%    0.36%     0.55%     0.19%   -0.35%     0.29%     0.28%     0.03%     0.60%   0.92%    2.25%
------- -------- -------- -------- --------- --------- --------- --------- --------  -------- -------- -------- -------- -------
2003      0.97%    0.63%    0.01%    1.01%     1.81%     0.65%    0.02%     0.78%     1.18%     0.63%     0.13%   1.52%    9.73%
------- -------- -------- -------- --------- --------- --------- --------- --------  -------- -------- -------- -------- -------
2004      0.84%    1.11%    0.66%   -0.49%    -0.80%     0.03%   -0.27%                                                    1.07%
------- -------- -------- -------- --------- --------- --------- --------- --------  -------- -------- -------- -------- -------

NOTES:

(1) The Composite results are time-weighted rates of return and have been presented both gross and net of investment advisory fees and performance fees only when achieving a high water mark. For each portfolio in the composite, net of fee rates of return are calculated by taking the actual quarterly advisory fee as a percentage of the account's prior month-end market value. Performance fees are paid annually.

(2) The Multi-Strategy Fund-of-Funds composite is an absolute return product and does not have a benchmark.

(3) The Composite performance is not the performance of the Multi-Strategy Fund and is not an indication of how the Multi-Strategy Fund would have performed in the past or will perform in the future.

EQUITY LONG/SHORT FUND-OF-FUNDS COMPOSITE (1)(2)(3)

EQUITY LONG/SHORT FUND-OF-FUNDS COMPOSITE (GROSS)

--------------------------------------------------------------------- -----------------------------------------------------------
          JAN       FEB     MAR      APR     MAY      JUN       JUL      AUG      SEP       OCT       NOV       DEC        YTD
          ---       ---     ---      ---     ---      ---       ---      ---      ---       ---       ---       ---        ---
---------------------------------------------------------------------------------------------------------------------------------
1994                                                                                      -0.50%    -0.76%     0.68%      -0.58%
------- -------- -------- --------- ------- -------- --------- --------- --------  -------- -------- -------- ---------- --------
1995     0.03%    0.45%    1.26%    2.28%   2.10%    2.52%     2.22%    2.24%    1.42%    -0.43%     1.58%     1.59%      18.63%
------- -------- -------- --------- ------- -------- --------- --------- --------  -------- -------- -------- ---------- --------
1996     2.45%    0.37%    0.85%    2.72%   1.53%    0.54%    -1.63%    1.73%    1.71%     2.48%     3.10%     1.19%      18.33%
------- -------- -------- --------- ------- -------- --------- --------- --------  -------- -------- -------- ---------- --------
1997     5.05%    1.75%   -0.82%    1.20%   2.66%    2.44%     8.22%    0.89%    4.87%    -1.07%    -0.75%     2.93%      30.56%
------- -------- -------- --------- ------- -------- --------- --------- --------  -------- -------- -------- ---------- --------
1998    -2.19%    3.86%    4.54%    0.93%  -0.08%    0.38%     0.22%   -7.23%   -0.91%    -4.25%     1.85%     3.52%      -0.01%
------- -------- -------- --------- ------- -------- --------- --------- --------  -------- -------- -------- ---------- --------
1999     3.28%   -1.36%    3.60%    5.15%  -0.70%    8.26%     1.08%    0.97%    0.85%     1.17%     5.51%     7.53%      40.95%
------- -------- -------- --------- ------- -------- --------- --------- --------  -------- -------- -------- ---------- --------
2000     0.13%    4.39%    0.32%   -1.76%  -0.39%    1.58%     0.72%    2.07%   -0.36%    -0.11%    -0.32%     1.29%       7.68%
------- -------- -------- --------- ------- -------- --------- --------- --------  -------- -------- -------- ---------- --------
2001     0.74%    0.58%   -0.18%    0.37%   0.98%    0.25%     0.02%    0.19%   -1.24%     0.26%     0.71%     1.09%       3.81%
------- -------- -------- --------- ------- -------- --------- --------- --------  -------- -------- -------- ---------- --------
2002     0.06%   -0.22%    0.43%    0.18%   0.16%   -1.42%    -1.59%    0.19%   -0.50%    -0.40%     0.64%     0.00%      -2.47%
------- -------- -------- --------- ------- -------- --------- --------- --------  -------- -------- -------- ---------- --------
2003     0.33%   -0.30%    0.08%    1.44%   2.07%    0.79%     0.83%    1.09%    0.42%     1.20%     0.81%     1.53%      10.76%
------- -------- -------- --------- ------- -------- --------- --------- --------  -------- -------- -------- ---------- --------
2004     1.71%    1.65%    0.01%   -0.44%  -0.74%    0.50%     0.00%                                                       2.69%
------- -------- -------- --------- ------- -------- --------- --------- --------  -------- -------- -------- ---------- --------

EQUITY LONG/SHORT FUND-OF-FUNDS COMPOSITE (NET)
-----------------------------------------------------------------------------------------------------------------------------------
         JAN       FEB        MAR      APR       MAY      JUN        JUL     AUG       SEP       OCT        NOV      DEC       YTD
         ---       ---        ---      ---       ---      ---        ---     ---       ---       ---        ---      ---       ---
-----------------------------------------------------------------------------------------------------------------------------------
1994                                                                                            -0.50%    -0.76%     0.68%    -0.58%
------- -------- -------- --------- --------- --------- --------- --------- --------  -------- -------- -------- ---------- --------
1995    -0.12%     0.24%     1.07%     2.08%     1.94%    2.27%     1.95%    2.00%     1.24%    -0.48%     1.38%     1.45%    16.05%
------- -------- -------- --------- --------- --------- --------- --------- --------  -------- -------- -------- ---------- --------
1996     2.12%     0.17%     0.68%     2.51%     1.35%    0.44%    -1.65%    1.53%     1.55%     2.29%     2.70%     0.99%    15.62%
------- -------- -------- --------- --------- --------- --------- --------- --------  -------- -------- -------- ---------- --------
1997     4.46%     1.49%    -0.83%     1.02%     2.31%    2.11%     7.31%    0.71%     4.29%    -1.06%    -0.76%     2.55%    25.92%
------- -------- -------- --------- --------- --------- --------- --------- --------  -------- -------- -------- ---------- --------
1998    -2.29%     3.77%     4.45%     0.83%    -0.18%    0.28%     0.12%   -7.34%    -1.01%    -4.36%     1.75%     3.42%    -1.21%
------- -------- -------- --------- --------- --------- --------- --------- --------  -------- -------- -------- ---------- --------
1999     2.87%    -1.32%     3.23%     4.53%    -0.72%    7.35%     0.88%    0.67%     0.60%     1.01%     4.69%     6.65%    34.51%
------- -------- -------- --------- --------- --------- --------- --------- --------  -------- -------- -------- ---------- --------
2000     0.02%     3.89%     0.21%    -1.73%    -0.49%    1.35%     0.55%    1.78%    -0.43%    -0.23%    -0.41%     1.08%     5.62%
------- -------- -------- --------- --------- --------- --------- --------- --------  -------- -------- -------- ---------- --------
2001     0.56%     0.42%    -0.31%     0.24%     0.81%    0.14%    -0.10%    0.07%    -1.27%     0.13%     0.59%     0.92%     2.20%
------- -------- -------- --------- --------- --------- --------- --------- --------  -------- -------- -------- ---------- --------
2002    -0.05%    -0.31%     0.30%     0.06%     0.04%   -1.48%    -1.70%    0.08%    -0.62%    -0.49%     0.53%    -0.13%    -3.73%
------- -------- -------- --------- --------- --------- --------- --------- --------  -------- -------- -------- ---------- --------
2003     0.17%    -0.39%    -0.05%     1.30%     1.96%    0.65%     0.70%    0.93%     0.29%     1.04%     0.66%     1.31%     8.89%
------- -------- -------- --------- --------- --------- --------- --------- --------  -------- -------- -------- ---------- --------
2004     1.47%     1.41%    -0.08%    -0.52%    -0.80%    0.35%    -0.05%                                                      1.77%
------- -------- -------- --------- --------- --------- --------- --------- --------  -------- -------- -------- ---------- --------


NOTES:

(1) The Composite results are time-weighted rates of return and have been presented both gross and net of investment advisory fees and performance fees only when achieving a high water mark. For each portfolio in the composite, net of fee rates of return are calculated by taking the actual quarterly advisory fee as a percentage of the account's prior month-end market value. Performance fees are paid annually.

(2) The Equity Long/Short Fund-of-Funds composite is an absolute return product and does not have a benchmark.

(3) The Composite performance is not the performance of the Long/Short Equity Fund and is not an indication of how the Long/Short Equity Fund would have performed in the past or will perform in the future.

         CSFB ALTERNATIVE CAPITAL MULTI-STRATEGY INSTITUTIONAL FUND, LLC
          CSFB ALTERNATIVE CAPITAL EVENT DRIVEN INSTITUTIONAL FUND, LLC
       CSFB ALTERNATIVE CAPITAL LONG/SHORT EQUITY INSTITUTIONAL FUND, LLC
         CSFB ALTERNATIVE CAPITAL RELATIVE VALUE INSTITUTIONAL FUND, LLC
        CSFB ALTERNATIVE CAPITAL TACTICAL TRADING INSTITUTIONAL FUND, LLC

                  UNITS OF LIMITED LIABILITY COMPANY INTERESTS

                                   PROSPECTUS
                               [MONTH DAY], [2005]

                         CREDIT SUISSE FIRST BOSTON LLC



--------------------------------------------------------------------------------

The information in this Statement of Additional Information is incomplete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Statement of Additional Information is not an offer to sell these securities, and we are not soliciting offers to buy these securities, in any state where the offer or sale is not permitted.

                          SUBJECT TO COMPLETION [DATE]



                       STATEMENT OF ADDITIONAL INFORMATION

                               [MONTH DAY], [2005]

         CSFB ALTERNATIVE CAPITAL MULTI-STRATEGY INSTITUTIONAL FUND, LLC
          CSFB ALTERNATIVE CAPITAL EVENT DRIVEN INSTITUTIONAL FUND, LLC
       CSFB ALTERNATIVE CAPITAL LONG/SHORT EQUITY INSTITUTIONAL FUND, LLC
         CSFB ALTERNATIVE CAPITAL RELATIVE VALUE INSTITUTIONAL FUND, LLC
        CSFB ALTERNATIVE CAPITAL TACTICAL TRADING INSTITUTIONAL FUND, LLC


                11 MADISON AVENUE, 13TH FLOOR, NEW YORK, NY 10010

Registrant's Telephone Number, including Area Code: (212) 325 - 2000

This combined Statement of Additional Information ("SAI") is not a prospectus. This SAI relates to and should be read in conjunction with the combined Prospectus of CSFB Alternative Capital Multi-Strategy Institutional Fund, LLC, CSFB Alternative Capital Event Driven Institutional Fund, LLC, CSFB Alternative Capital Long/Short Equity Institutional Fund, LLC, CSFB Alternative Capital Relative Value Institutional Fund, LLC and CSFB Alternative Capital Tactical Trading Institutional Fund, LLC (each a "Fund") dated [MONTH DAY], [2005]. A copy of the Prospectus may be obtained by contacting a Fund at the telephone number or address set forth above.

                                 [TO BE UPDATED]

                                TABLE OF CONTENTS

                       STATEMENT OF ADDITIONAL INFORMATION

                  INVESTMENT POLICIES AND PRACTICES............
                    Fundamental Policies.......................
                    Certain Portfolio Securities and Other
                      Operating Policies.......................
                  REPURCHASES, MANDATORY REDEMPTIONS, AND
                  TRANSFERS OF UNITS...........................
                    Repurchase Offers..........................
                    Mandatory Redemptions......................
                    Transfers of Units.........................
                  BOARD OF MANGERS.............................
                    Offshore Funds.............................
                  INVESTMENT ADVISORY SERVICES.................
                    The Adviser................................
                  THE FUNDS, OFFSHORE FUNDS AND MASTER FUNDS
                    EXPENSES...................................
                  CODES OF ETHICS..............................
                  VOTING OF PROXIES............................
                  PARTICIPATION IN INVESTMENT OPPORTUNITIES....
                  OTHER MATTERS................................
                  TAX ASPECTS..................................
                    Tax Treatment of Fund Operations...........
                    Tax Consequences to a Withdrawing Member...
                    Tax Treatment of Portfolio Investments.....
                    Foreign Taxes..............................
                    Unrelated Business Taxable Income..........
                    Certain Issues Pertaining to Specific
                      Exempt  Organizations....................
                    State and Local Taxation...................
                  ERISA CONSIDERATIONS.........................
                  BROKERAGE....................................
                  VALUATION OF ASSETS..........................
                  ACCOUNTANTS AND LEGAL COUNSEL................
                  CUSTODIAN....................................
                  CONTROL PERSONS..............................
                  SUMMARY OF LLC AGREEMENT.....................
                  FUND ADVERTISING AND SALES MATERIAL..........
                  FINANCIAL STATEMENTS.........................

                        INVESTMENT POLICIES AND PRACTICES

The investment objective and principal investment strategies of CSFB Alternative Capital Multi-Strategy Institutional Fund, LLC ("Multi-Strategy Fund"), CSFB Alternative Capital Event Driven Institutional Fund, LLC ("Event Driven Fund"), CSFB Alternative Capital Long/Short Equity Institutional Fund, LLC ("Long/Short Equity Fund"), CSFB Alternative Capital Relative Value Institutional Fund, LLC ("Relative Value Fund") and CSFB Alternative Capital Tactical Trading Institutional Fund, LLC ("Tactical Trading Fund") (each singly, a "Fund" and collectively, the "Funds") are set forth in the Prospectus. Also set forth in the Prospectus are the principal risks associated with the investment strategies of CSFB Alternative Capital Multi-Strategy Institutional Master Fund, LLC, CSFB Alternative Capital Event Driven Institutional Master Fund, LLC, CSFB Alternative Capital Long/Short Equity Institutional Master Fund, LLC, CSFB
Alternative  Capital  Relative  Value  Institutional  Master Fund,  LLC and CSFB
Alternative Capital Tactical Trading Institutional Master Fund, LLC and (each singly, a "Master Fund" and collectively, the "Master Funds").

As described in the Prospectus, each Fund invests substantially all of its investable assets in an offshore feeder fund (an "Offshore Feeder Fund") which is a Cayman Islands limited duration company with the same investment objective as the Fund. Each Offshore Feeder Fund, in turn, invests substantially all of its investable assets in its corresponding Master Fund. Because an Offshore Feeder Fund is a pass-through entity and has no investment discretion of its own, discussion herein relating to the investment policies, practices, risks and operations of a Fund and a Master Fund should be read to include information regarding an Offshore Fund. Certain additional investment information is set forth below.

FUNDAMENTAL POLICIES

Each Fund's stated fundamental policies, which may only be changed by the affirmative vote of a majority of the outstanding voting securities of such Fund (the "Units"), are listed below. Each Fund's Offshore Fund and the Master Fund have substantially the same fundamental investment restrictions as the Fund. Such restrictions cannot be changed without the approval of the Board of the Fund in the case of an Offshore Fund, and a majority of the outstanding voting securities of a Master Fund, with respect to such Master Fund. Within the limits of these fundamental policies, the Funds' management has reserved freedom of action. As defined by the Investment Company Act of 1940, as amended (the "1940 Act"), the vote of a "majority of the outstanding voting securities of the Fund" means the vote, at an annual or special meeting of security holders duly called,
(a) of 67% or more of the voting securities present at such meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy; or (b) of more than 50% of the outstanding voting securities of the Fund, whichever is less. Each Fund will not concentrate (i.e., invest more than 25% of its total assets) in a particular industry or group of industries. Each Fund may not, except to the extent permitted by the 1940 Act, the rules and regulations thereunder, or interpretations, orders, or other guidance provided by the SEC or its staff:

     1.   Borrow money;

     2.   Issue senior securities;

     3.   Underwrite securities issued by other persons;

     4.   Purchase or sell real estate and real estate mortgage loans;

     5. Purchase or sell commodities or commodity contracts including futures contracts; and

     6.   Make loans to other persons.

With respect to these investment restrictions and other policies described in this SAI or the Prospectus (except the Funds' fundamental policies on borrowings and the issuance of senior securities), if a percentage restriction is adhered to at the time of an investment or transaction, a later change in percentage resulting from a change in the values of investments or the value of a Fund's total assets, unless otherwise stated, will not constitute a violation of such restriction or policy. Each Fund's investment policies and restrictions do not apply to the activities and transactions of Hedge Funds in which assets of a Fund are invested through an Offshore Fund and a Master Fund, but will apply to investments made by a Fund directly (or any account consisting solely of the Fund's assets).

The Funds', the Offshore Funds', and the Master Funds' investment objectives are non-fundamental and may be changed by each Board of Managers (the "Board").

CERTAIN PORTFOLIO SECURITIES AND OTHER OPERATING POLICIES

As discussed in the Prospectus, the Master Funds will invest by allocating capital among a number of independent investment managers ("Hedge Fund Managers") through pooled vehicles including, but not limited to, trusts, limited liability companies and limited partnerships (collectively, the "Hedge Funds") who employ diverse investment strategies. Additional information regarding the types of securities and financial instruments in which Hedge Fund Managers may invest the assets of Hedge Funds, and certain of the investment techniques that may be used by Hedge Fund Managers, are set forth below.

EQUITY SECURITIES. The investment portfolios of Hedge Funds may include long and short positions in common stocks, preferred stocks and convertible securities of U.S. and foreign issuers. The value of equity securities depends on business, economic and other factors affecting those issuers. Equity securities fluctuate in value, often based on factors unrelated to the value of the issuer of the securities, and such fluctuations may be pronounced.

Hedge Funds may generally invest in equity securities without restriction. These investments may include securities issued by companies having relatively small market capitalization, including "micro cap" companies. The prices of the securities of smaller companies may be subject to more abrupt or erratic market movements than larger, more established companies, because these securities typically are traded in lower volume and the issuers typically are more subject to changes in earnings and prospects. These securities are also subject to other risks that are less prominent in the case of the securities of larger companies.

FIXED-INCOME SECURITIES. Hedge Funds may invest in both investment grade and non-investment grade fixed-income securities. A Hedge Fund Manager may invest in these securities when their yield and potential for capital appreciation are considered sufficiently attractive and also may invest in these securities for defensive purposes and to maintain liquidity. Fixed-income securities include bonds, notes and debentures issued by U.S. and foreign corporations and governments. These securities may pay fixed, variable or floating rates of interest, and may include zero coupon obligations. Fixed-income securities are subject to the risk of the issuer's inability to meet principal and interest payments on its obligations (i.e., credit risk) and are subject to the risk of price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness or financial condition of the issuer and general market liquidity (i.e., market risk). Certain portfolio securities, such as those with interest rates that fluctuate directly or indirectly based on multiples of a stated index, are designed to be highly sensitive to changes in interest rates and can subject the holders thereof to significant reductions of yield and possible loss of principal.

Hedge Funds may invest in both investment grade and non-investment grade debt securities (commonly referred to as "junk bonds"). Investment grade debt securities are securities that have received a rating from at least one nationally recognized statistical rating organization (a "Rating Agency") in one of the four highest rating categories or, if not rated by any Rating Agency, have been determined by a Hedge Fund Manager to be of comparable quality.

A Hedge Fund's investments in non-investment grade debt securities, including convertible debt securities, are considered by the Rating Agencies to be predominantly speculative with respect to the issuer's capacity to pay interest and repay principal. Non-investment grade securities in the lowest rating categories may involve a substantial risk of default or may be in default. Adverse changes in economic conditions or developments regarding the individual issuer are more likely to cause price volatility and weaken the capacity of the issuers of non-investment grade securities to make principal and interest payments than is the case for higher grade securities. In addition, the market for lower grade securities may be thinner and less liquid than the market for higher-grade securities.

NON-U.S. SECURITIES. Hedge Funds may invest in equity and fixed-income securities of non-U.S. issuers and in depositary receipts, such as American Depositary Receipts ("ADRs"), that represent indirect interests in securities of non-U.S. issuers. Non-U.S. securities in which Hedge Funds may invest may be listed on non-U.S. securities exchanges or traded in non-U.S. over-the-counter markets or may be purchased in private placements and not be publicly traded. Investments in non-U.S. securities are affected by risk factors generally not thought to be present in the U.S. These factors are listed in the Prospectus under "Risk Factors Relating to Types of Investments and Related Risks - Non-U.S. Investments."

As a general matter, Hedge Funds are not required to hedge against non-U.S. currency risks, including the risk of changing currency exchange rates, which could reduce the value of non-U.S. currency denominated portfolio securities irrespective of the underlying investment. However, from time to time, a Hedge Fund may enter into forward currency exchange contracts ("forward contracts") for hedging purposes and non-hedging purposes to pursue its investment objective. Forward contracts are transactions involving the Hedge Fund's obligation to purchase or sell a specific currency at a future date at a specified price. Forward contracts may be used by the Hedge Fund for hedging purposes to protect against uncertainty in the level of future non-U.S. currency exchange rates, such as when the Hedge Fund anticipates purchasing or selling a non-U.S. security. This technique would allow the Hedge Fund to "lock in" the U.S. dollar price of the security. Forward contracts also may be used to attempt to protect the value of the Hedge Fund's existing holdings of non-U.S. securities. There may be, however, imperfect correlation between the Hedge Fund's non-U.S. securities holdings and the forward contracts entered into with respect to such holdings. Forward contracts also may be used for non-hedging purposes to pursue a Hedge Fund's investment objective, such as when a Hedge Fund Manager anticipates that particular non-U.S. currencies will appreciate or depreciate in value, even though securities denominated in such currencies are not then held in Hedge Fund's investment portfolio.

ADRs involve substantially the same risks as investing directly in securities of non-U.S. issuers, as discussed above. ADRs are receipts typically issued by a U.S. bank or trust company that show evidence of underlying securities issued by a non-U.S. corporation. Issuers of unsponsored depositary receipts are not obligated to disclose material information in the United States, and therefore, there may be less information available regarding such issuers.

MONEY MARKET INSTRUMENTS. The Master Funds and Hedge Funds may invest during periods of adverse market or economic conditions for defensive purposes some or all of their assets in high quality money market instruments and other short-term obligations, money market mutual funds or repurchase agreements with banks or broker-dealers or may hold cash or cash equivalents in such amounts as the CSFB Alternative Capital, Inc. (the "Adviser") or Hedge Fund Managers deem appropriate under the circumstances. The Master Funds or Hedge Funds also may invest in these instruments for liquidity purposes pending allocation of their respective offering proceeds and other circumstances. Money market instruments are high quality, short-term fixed-income obligations, which generally have remaining maturities of one year or less, and may include U.S. Government Securities, commercial paper, certificates of deposit and bankers' acceptances issued by domestic branches of United States banks that are members of the Federal Deposit Insurance Corporation, and repurchase agreements.

REPURCHASE AGREEMENTS. Repurchase agreements are agreements under which the Master Funds or a Hedge Fund purchases securities from a bank that is a member of the Federal Reserve System, a foreign bank or a securities dealer that agrees to repurchase the securities from a Master Fund or a Hedge Fund at a higher price on a designated future date. If the seller under a repurchase agreement becomes insolvent or otherwise fails to repurchase the securities, a Master Fund or a Hedge Fund would have the right to sell the securities. This right, however, may be restricted, or the value of the securities may decline before the securities can be liquidated. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the securities before the repurchase of the securities under a repurchase agreement is accomplished, a Master Fund or a Hedge Fund might encounter a delay and incur costs, including a decline in the value of the securities, before being able to sell the securities. Repurchase agreements that are subject to foreign law may not enjoy protections comparable to those provided to certain repurchase agreements under U.S. bankruptcy law, and they therefore may involve greater risks. The Master Funds have adopted specific policies designed to minimize certain of the risks of loss from its use of repurchase agreements.

REVERSE REPURCHASE AGREEMENTS. Reverse repurchase agreements involve the sale of a security by a Master Fund or a Hedge Fund to a bank or securities dealer and the simultaneous agreement to repurchase the security for a fixed price, reflecting a market rate of interest, on a specific date. These transactions involve a risk that the other party to a reverse repurchase agreement will be unable or unwilling to complete the transaction as scheduled, which may result in losses to a Master Fund or a Hedge Fund. Reverse repurchase agreements are a form of leverage, which also may increase the volatility of a Hedge Fund's investment portfolio.

SPECULATIVE AND HEDGING INVESTMENT TECHNIQUES. Hedge Funds may use a variety of special investment techniques as more fully discussed below to hedge a portion of their investment portfolios against various risks or other factors that generally affect the values of securities. They may also use these techniques for non-hedging purposes in pursuing their investment objectives. These techniques may involve the use of derivative transactions. The techniques that Hedge Funds may employ may change over time as new instruments and techniques are introduced or as a result of regulatory developments. Certain of the special investment techniques that Hedge Funds may use are speculative and involve a high degree of risk, particularly when used for non-hedging purposes. It is possible that any hedging transaction may not perform as anticipated and that a Hedge Fund may suffer losses as a result of its hedging activities.

SHORT SELLING. Hedge Funds may engage in short selling. Short selling involves selling securities which may or may not be owned and borrowing the same number of shares to be delivered to the purchaser, with an obligation to replace the borrowed shares at a later date. Short selling allows the investor to profit from declines in market prices. However, to the extent that the borrowed securities must be replaced by purchases at market prices in order to close out the short position, any appreciation in the price of the borrowed securities results in a loss. Possible losses from short sales differ from losses on long positions because losses from short sales may be unlimited whereas losses from purchases cannot exceed the total amount invested. Purchasing securities to close out the short position can itself cause the price of the securities to rise further, thereby exacerbating the loss.

USE OF LEVERAGE. Hedge Fund Managers may use leverage by purchasing instruments with the use of borrowed funds, selling securities short, trading options or futures contracts, using total return swaps or repurchase agreements and/or other means, which would increase any loss incurred. The more that leverage is employed, the more likely it is that a substantial change will occur, either up or down, in the value of the instrument. Because of the comparatively small intrinsic profits in relative value positions, some Hedge Fund Managers may use leverage to acquire extremely large positions in an effort to meet their rate of return objectives. Consequently, they may be subject to major losses in the event that market disruptions destroy the hedged nature of such positions.

DERIVATIVES. Hedge Funds may engage in transactions involving options, futures and other derivative financial instruments. Derivatives may be volatile and involve a variety of types and degrees of risk, dependent upon the characteristics of the particular derivative and the Hedge Fund as a whole. Derivatives permit Hedge Funds to increase or decrease the level of risk, or change the character of the risk, to which their portfolios are exposed in much the same way as they can increase or decrease the level of risk, or change the character of the risk, of their portfolios by making investments in specific securities. Derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in derivatives could have a large potential impact on a Hedge Fund's performance.

If a Hedge Fund invests in derivatives at inopportune times or judges market conditions incorrectly, such investments may lower the Hedge Fund's return or result in a loss. A Hedge Fund also could experience losses if its derivatives were poorly correlated with its other investments, or if the Hedge Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives.

OPTIONS AND FUTURES. The Hedge Funds may utilize options and futures contracts. They also may use so-called "synthetic" options (notional principal contracts with characteristics of an over-the-counter option) or other derivative instruments written by broker-dealers or other permissible financial intermediaries. Such transactions may be effected on securities exchanges, in the over-the-counter market, or negotiated directly with counterparties. When such transactions are purchased over-the-counter or negotiated directly with counterparties, a Hedge Fund bears the risk that the counterparty will be unable or unwilling to perform its obligations under the option contract. Such transactions may also be illiquid and, in such cases, a Hedge Fund may have difficulty closing out its position. Over-the-counter options and synthetic transactions purchased and sold by Hedge Funds may include options on baskets of specific securities.

The Hedge Funds may purchase call and put options on specific securities, and may write and sell covered or uncovered call and put options for hedging purposes and non-hedging purposes to pursue their investment objectives. A put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying security at a stated exercise price at any time prior to the expiration of the option. Similarly, a call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying security at a stated exercise price at any time prior to the expiration of the option. A covered call option is a call option with respect to which a Hedge Fund owns the underlying security. The sale of such an option exposes a Hedge Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or to possible continued holding of a security that might otherwise have been sold to protect against depreciation in the market price of the security. A covered put option is a put option with respect to which cash or liquid securities have been placed in a segregated account on a Hedge Fund's books. The sale of such an option exposes the seller during the term of the option to a decline in price of the underlying security while also depriving the seller of the opportunity to invest the segregated assets. Options sold by the Hedge Funds need not be covered.

A Hedge Fund may close out a position when writing options by purchasing an option on the same security with the same exercise price and expiration date as the option that it has previously written on the security. The Hedge Fund will realize a profit or loss if the amount paid to purchase an option is less or more, as the case may be, than the amount received from the sale thereof. To close out a position as a purchaser of an option, a Hedge Fund would ordinarily effect a similar "closing sale transaction," which involves liquidating a position by selling the option previously purchased, although the Hedge Fund could exercise the option should it deem it advantageous to do so.

Synthetic options transactions involve the use of two financial instruments that, together, have the economic effect of an options transaction. The risks of synthetic options are generally similar to the risks of actual options, with the addition of increased market risk, liquidity risk, counterparty credit risk, legal risk and operations risk.

Hedges Funds may trade in derivatives that are subject to regulation by the Commodity Futures Trading Commission (the "CFTC"). This may cause a Master Fund to be a commodity pool, which would require the Master Fund to comply with certain rules of the CFTC. However, each Master Fund intends to conduct its operations to avoid regulation as a commodity pool. Each Master Fund has claimed an exclusion from the definition of a Commodity Pool Operator ("CPO") under the Commodity Exchange Act and therefore is not subject to regulation or registration as a CPO.

Hedge Funds may enter into futures contracts in U.S. domestic markets or on exchanges located outside the United States. Foreign markets may offer advantages such as trading opportunities or arbitrage possibilities not available in the United States. Foreign markets, however, may have greater risk potential than domestic markets. For example, some foreign exchanges are principal markets so that no common clearing facility exists and an investor may look only to the broker for performance of the contract. In addition, any profits that might be realized in trading could be eliminated by adverse changes in the exchange rate, or a loss could be incurred as a result of those changes. Transactions on foreign exchanges may include both commodities that are traded on domestic exchanges and those which are not. Unlike trading on domestic commodity exchanges, trading on foreign commodity exchanges is not regulated by the CFTC.

Engaging in these transactions involves risk of loss, which could adversely affect the value of a Fund's net assets. No assurance can be given that a liquid market will exist for any particular futures contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting a Hedge Fund to substantial losses.

Successful use of futures also is subject to a Hedge Fund's ability to correctly predict movements in the direction of the relevant market, and, to the extent the transaction is entered into for hedging purposes, to ascertain the appropriate correlation between the transaction being hedged and the price movements of the futures contract.

Some or all of the Hedge Funds may purchase and sell stock index futures contracts and single stock futures contracts. A stock index future obligates a Hedge Fund to pay or receive an amount of cash equal to a fixed dollar amount specified in the futures contract multiplied by the difference between the settlement price of the contract on the contract's last trading day and the value of the index based on the stock prices of the securities that comprise it at the opening of trading in those securities on the next business day. A single stock future obligates a Hedge Fund to pay or receive an amount of cash equal to a fixed dollar amount specified in the futures contract multiplied by the difference between the settlement price of the contract on the contract's last trading day and the value of the stock at the opening of trading on the next business day.

Some or all of the Hedge Funds may purchase and sell interest rate futures contracts. An interest rate future represents an obligation to purchase or sell an amount of a specific debt security at a future date at a specific price.

Some or all of the Hedge Funds may purchase and sell currency futures. A currency future creates an obligation to purchase or sell an amount of a specific currency at a future date at a specific price.

OPTIONS ON SECURITIES INDICES. Some or all of the Hedge Funds may purchase and sell call and put options on stock indices listed on national securities exchanges or traded in the over-the-counter market for hedging purposes and non-hedging purposes to pursue their investment objectives. A stock index fluctuates with changes in the market values of the stocks included in the index. Accordingly, successful use by a Hedge Fund of options on stock indices will be subject to the Hedge Fund's ability to predict correctly movements in the direction of the stock market generally or of a particular industry or market segment. This requires different skills and techniques than predicting changes in the price of individual stocks.

WARRANTS AND RIGHTS. Warrants are derivative instruments that permit, but do not obligate, the holder to subscribe for other securities or commodities. Rights are similar to warrants, but normally have a shorter duration and are offered or distributed to shareholders of a company. Warrants and rights do not carry with them the right to dividends or voting rights with respect to the securities that they entitle the holder to purchase, and they do not represent any rights in the assets of the issuer. As a result, warrants and rights may be considered more speculative than certain other types of equity-like securities. In addition, the values of warrants and rights do not necessarily change with the values of the underlying securities or commodities and these instruments cease to have value if they are not exercised prior to their expiration dates.

SWAP AGREEMENTS. The Hedge Funds may enter into equity, interest rate, and index and currency rate swap agreements on behalf of Hedge Funds. These transactions are entered into in an attempt to obtain a particular return when it is considered desirable to do so, possibly at a lower cost than if an investment was made directly in the asset that yielded the desired return. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than a year. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or "swapped" between the parties are generally calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index. Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent interest rates exceed a specified rate or "cap"; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent interest rates fall below a specified level or "floor"; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

Most swap agreements entered into by a Hedge Fund would require the calculation of the obligations of the parties to the agreements on a "net basis." Consequently, a Hedge Fund's current obligations (or rights) under a swap agreement generally will be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). The risk of loss with respect to swaps is limited to the net amount of interest payments that a party is contractually obligated to make. If the other party to a swap defaults, a Hedge Fund's risk of loss consists of the net amount of payments that it contractually is entitled to receive.

To achieve investment returns equivalent to those achieved by a Hedge Fund in whose investment vehicles a Master Fund could not invest directly, perhaps because of its investment minimum or its unavailability for direct investment, the Master Fund may enter into swap agreements under which the Master Fund may agree, on a net basis, to pay a return based on a floating interest rate, such as LIBOR, and to receive the total return of the reference investment vehicle over a stated time period. A Master Fund may seek to achieve the same investment result through the use of other derivatives in similar circumstances. The federal income tax treatment of swap agreements and other derivatives used in the above manner is unclear.

LENDING PORTFOLIO SECURITIES. A Hedge Fund may lend securities from its portfolio to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. The Hedge Fund continues to be entitled to payments in amounts equal to the interest, dividends or other distributions payable on the loaned securities which affords the Hedge Fund an opportunity to earn interest on the amount of the loan and on the loaned securities' collateral. A Hedge Fund typically will receive collateral consisting of cash, U.S. Government Securities or irrevocable letters of credit which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The Hedge Fund might experience risk of loss if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with the Hedge Fund.

WHEN-ISSUED, DELIVERY AND FORWARD COMMITMENT SECURITIES. To reduce the risk of changes in securities prices and interest rates, a Hedge Fund may purchase securities on a forward commitment, when-issued or delayed delivery basis, which means delivery and payment take place a number of days after the date of the commitment to purchase. The payment obligation and the interest rate receivable with respect to such purchases are fixed when the Hedge Fund enters into the commitment, but the Hedge Fund does not make payment until it receives delivery from the counterparty. After a Hedge Fund commits to purchase such securities, but before delivery and settlement, it may sell the securities if it is deemed advisable.

Securities purchased on a forward commitment or when-issued or delayed delivery basis are subject to changes in value, generally changing in the same way, i.e., appreciating when interest rates decline and depreciating when interest rates rise, based upon the public's perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. Securities so purchased may expose a Hedge Fund to risks because they may experience such fluctuations prior to their actual delivery. Purchasing securities on a when-issued or delayed delivery basis can involve the additional risk that the yield available in the market when the delivery takes place actually may be higher than that obtained in the transaction itself. Purchasing securities on a forward commitment, when-issued or delayed delivery basis when a Hedge Fund is fully or almost fully invested results in a form of leverage and may result in greater potential fluctuation in the value of the net assets of a Hedge Fund. In addition, there is a risk that securities purchased on a when-issued or delayed delivery basis may not be delivered and that the purchaser of securities sold by a Hedge Fund on a forward basis will not honor its purchase obligation. In such cases, the Hedge Fund may incur a loss.

           REPURCHASES, MANDATORY REDEMPTIONS, AND TRANSFERS OF UNITS

REPURCHASE OFFERS

As discussed in the Prospectus, offers to repurchase Units will be made by each Fund at such times and on such terms as may be determined by the Board in its sole discretion in accordance with the provisions of applicable law. In determining whether a Fund should repurchase Units from Members pursuant to written tenders, the Board will consider various factors, including but not limited to those listed in the Prospectus, in making its determinations.

The Board will cause a Fund to make offers to repurchase Units from Members pursuant to written tenders only on terms it determines to be fair to the Fund and to all Members or persons holding Units acquired from Members. When the Board determines that a Fund will repurchase Units, notice will be provided to each Member describing the terms thereof, and containing information Members should consider in deciding whether and how to participate in such repurchase opportunity. Members who are deciding whether to tender their Units during the period that a repurchase offer is open may ascertain an estimated net asset value of their Units from the Fund during such period. If a repurchase offer is oversubscribed by Members, a Fund will repurchase only a pro rata portion of the Units tendered by each Member.

Each Fund's assets consist primarily of its interest in its Master Fund held through its respective Offshore Fund. Therefore, in order to finance the repurchase of Units pursuant to the repurchase offers, a Fund may find it necessary to liquidate all or a portion of its interest in its Master Fund. Because interests in a Master Fund may not be transferred, a Fund may withdraw a portion of its interests only pursuant to repurchase offers by its respective Master Fund and, in turn by its Offshore Fund. A Fund will not conduct a repurchase offer for Units unless its Master Fund simultaneously conducts a repurchase offer for its respective Master Fund's interests.

Payment for repurchased Units may require a Fund to liquidate a portion of its interest in its Offshore Fund and require the Offshore Fund to liquidate a portion of its interest in its Master Fund, which may, in turn, be required to liquidate some of its portfolio holdings earlier than the Adviser would otherwise liquidate these holdings, which may result in losses, and may increase the Master Fund's portfolio turnover. The Adviser intends to take measures (subject to such policies as may be established by such Master Fund's Board of Managers) to attempt to minimize potential losses and turnover resulting from the repurchase of Units.

MANDATORY REDEMPTIONS

As noted in the Prospectus, each Fund has the right to repurchase Units of a Member or any person acquiring Units from or through a Member under certain circumstances. Such mandatory repurchases may be made if:

   o Units have been transferred or such Units have vested in any person by operation of law as the result of the death, dissolution, bankruptcy or incompetency of a Member; or

   o Ownership of Units by a Member or other person will cause the Fund to be in violation of, or subject the Fund to additional registration or regulation under, the securities, commodities or other laws of the U.S. or any other relevant jurisdiction; or

   o Continued ownership of such Units may be harmful or injurious to the business or reputation of a Fund or the Adviser, or may subject a Fund or any of its Members to an undue risk of adverse tax or other fiscal consequences; or

   o Any of the representations and warranties made by a Member in connection with the acquisition of Units was not true when made or has ceased to be true, including such Member's tax-exempt or tax-deferred status under the Internal Revenue Code of 1986;

   o It would be in the best interests of a Fund to repurchase Units.

TRANSFERS OF UNITS

No person may become a substituted Member without the written consent of the Board, which consent may be withheld for any reason in its sole and absolute discretion. Units may be transferred only: (i) by operation of law pursuant to the death, bankruptcy, insolvency or dissolution of a Member; or (ii) with the written consent of the Board, which may be withheld in its sole discretion and is expected to be granted, if at all, only under extenuating circumstances. Without limiting the foregoing, the Board generally will not consent to a transfer unless the transfer is: (i) one in which the tax basis of the Units in the hands of the transferee is determined, in whole or in part, by reference to its tax basis in the hands of the transferor (e.g., certain transfers to affiliates, gifts and contributions to family partnerships); (ii) to members of the Member's immediate family (brothers, sisters, spouse, parents and children); or (iii) a distribution from a qualified retirement plan or an individual retirement account. The Board may permit other pledges, transfers or assignments under such other circumstances and conditions as it, in its sole discretion, deems appropriate; provided, however, that prior to any such pledge, transfer or assignment, the Board shall consult with counsel to a Fund to ensure that such pledge, transfer or assignment will not cause the Fund to be treated as a "publicly traded partnership" taxable as a corporation. Notice to a Fund of any proposed transfer must include evidence satisfactory to such Fund that the proposed transferee meets any requirements imposed by the Funds with respect to Member eligibility and suitability. In addition to the foregoing, no Member will be permitted to transfer Units unless after such transfer the balance of the capital account of the transferee, and of the Member transferring the Units if the transfer involves less than all of such Member's Units, is at least equal to a Fund minimum investment requirements.

Any transferee meeting a Fund's eligibility requirements that acquires Units in such Fund by operation of law as the result of the death, dissolution, bankruptcy or incompetency of a Member or otherwise, will be entitled to the allocations and distributions allocable to the Units so acquired and to transfer such Units in accordance with the terms of the Fund's Limited Liability Company Agreement (the "LLC Agreement"), but will not be entitled to the other rights of a Member unless and until such transferee becomes a substituted Member as provided in the LLC Agreement. If a Member transfers Units with the approval of the Board, a Fund will promptly take all necessary actions to admit such transferee or successor to the Fund as a Member. Each Member and transferee is required to pay all expenses, including attorneys' and accountants' fees, incurred by the Fund in connection with such transfer. If such a transferee does not meet the Member eligibility requirements, a Fund reserves the right to redeem its Units. Any transfer of Units in violation of the LLC Agreement will not be permitted and will be void.

Each LLC Agreement provides, in part, that each Member has agreed to indemnify and hold harmless such Fund, the Managers, the Adviser, each other Member and any affiliate of the foregoing against all losses, claims, damages, liabilities, costs and expenses, including legal or other expenses incurred in investigating or defending against any such losses, claims, damages, liabilities, costs and expenses or any judgments, fines and amounts paid in settlement, joint or several, to which such persons may become subject by reason of or arising from any transfer made by such Member in violation of these provisions or any misrepresentation made by such Member in connection with any such transfer.

                                BOARD OF MANAGERS

The Board of each Fund and the Board of each Master Fund (the "Master Fund's Board") provide broad oversight over the operations and affairs of the Fund and the Master Fund, respectively, and have overall responsibility to manage and control the business affairs of the Fund and the Master Fund, respectively, including the complete and exclusive authority to establish policies regarding the management, conduct, and operation of the Fund's and the Master Fund's business, respectively. The Board and a Master Fund's Board exercise the same powers, authority and responsibilities on behalf of a Fund and a Master Fund, respectively, as are customarily exercised by the board of directors of a registered investment company organized as a corporation. An Offshore Fund has two members: its respective Fund (which serves as the managing member) and the Adviser (which holds only a nominal non-voting interest). Offshore Funds do not have a board of directors. The members of an Offshore Fund have delegated the day-to-day management, as well as general oversight responsibilities of such Offshore Fund, to its respective Fund. The Board of the Fund therefore effectively makes all decisions on behalf of its Offshore Fund.

The  Managers of each Board and each  Master  Fund's  Board are not  required to contribute to the capital of a Fund or the Master Fund or to hold Units of a Fund or an interest in the Master Fund. A majority of the Managers of a Board and a Master Fund's Board are persons who are not "interested persons" (as defined in the 1940 Act) of a Fund and a Master Fund, respectively (collectively, the "Independent Managers"). The Independent Managers perform the same functions for a Fund and a Master Fund as are customarily exercised by the non-interested directors of a registered investment company organized as a corporation.

The identity of the Managers and officers of the Funds and the Master Funds and brief biographical information regarding each Manager and officer during the past five years is set forth below. The business address of each officer and Manager is [ADDRESS]. Each Manager who is deemed to be an "interested person" of a Fund and the Master Fund, as defined in the 1940 Act, is indicated by an asterisk.

                                                    [to be updated by amendment]

                                                                                            NUMBER OF
                                                                      PRINCIPAL             PORTFOLIOS IN
                         POSITION(S) WITH      TERM OF OFFICE         OCCUPATION            FUND COMPLEX           OTHER
                         THE FUNDS AND         AND LENGTH OF          DURING PAST 5         OVERSEEN BY            DIRECTORSHIPS
NAME AND AGE             THE MASTER FUNDS      TIME SERVED            YEARS                 MANAGER                HELD BY MANAGER
---------------------    ------------------    ------------------    ------------------     ------------------     ----------------


Managers may be removed in accordance with the LLC Agreement with or without cause by, if at a meeting,  a vote of a majority of the
Members or, if by written  consent,  a vote of Members holding at least two-thirds (2/3) of the total number of votes eligible to be cast by all Members.

                                              PRINCIPAL OFFICERS WHO ARE NOT MANAGERS:

                        POSITION(S) WITH THE                                         PRINCIPAL OCCUPATION DURING
NAME AND AGE            FUNDS AND THE MASTER FUNDS      LENGTH OF TIME SERVED        PAST 5 YEARS
----------------------- ---------------------------  --------------------------- ------------------------------------


                                                            COMPENSATION

    NAME AND POSITION WITH               AGGREGATE COMPENSATION                  TOTAL COMPENSATION FROM THE FUND
            FUNDS                        FROM A FUND                                      AND FUND COMPLEX
--------------------------------   ----------------------------------------   ---------------------------------------

The Independent Managers will each be paid an aggregate annual retainer of [$____] and meeting fees of [$___] (or [$___] in the case of telephonic meetings) by each of the Funds and the Master Funds, and Managers are reimbursed by the Funds and the Master Funds for their travel expenses related to Board meetings. The Managers do not receive any pension or retirement benefits from the Funds or the Master Funds. The officers of the Funds do not receive any additional compensation from the Funds or the Master Funds. Offshore Funds do not compensate the Managers.

Each of the Boards and the Master Funds' Boards has formed an Audit Committee composed of [________________], each an Independent Manager. The functions of the Audit Committee are: (1) to oversee a Fund's, an Offshore Fund's, and a Master Fund's accounting and financial reporting policies and practices, its internal controls and, as the Audit Committee may deem necessary or appropriate, the internal controls of certain of a Funds', Offshore Funds' or the Master Funds' service providers; (2) to oversee the quality and objectivity of a Fund's, Offshore Fund's or a Master Fund's financial statements and the independent audit of those statements; and (3) to the extent that Managers are not members of the Audit Committee, to act as a liaison between a Fund's, an Offshore Fund's or the Master Fund's independent auditors and each Board or each Master Fund's Board. The Chairman of the Audit Committee, [______________], is an Independent Manager and receives an annual retainer of [$_____] in connection with serving in such position. As of the date of this SAI, the Audit Committee of the Funds has not met.

Each of the Boards and the Master Funds' Boards has formed a Contracts Committee composed of three Managers, [___________________]. The Contracts Committee is responsible for considering, evaluating, and making recommendations to the full Board concerning all contractual arrangements with service providers to a Fund, an Offshore Fund or a Master Fund and all other matters in which the Adviser or its affiliates has any actual or potential conflict of interest with a Fund, an Offshore Fund or a Master Fund. The Chairman of the Contracts Committee, [___________], is an Independent Manager and receives no additional compensation in connection with serving in such position. As of the date of this SAI, the Contracts Committee of the Funds has not met.

Each of the Boards and the Master Funds' Boards has formed a Valuation Committee composed of [___] Managers, [___________________]. The Valuation Committee is responsible for: (i) periodically reviewing a Fund's, an Offshore Fund's or a Master Fund's procedures for valuing securities, and making any recommendations to a Fund, an Offshore Fund or a Master Fund with respect thereto; (ii) reviewing proposed changes to those procedures; (iii) periodically reviewing information regarding industry developments in connection with valuation; and
(iv) periodically reviewing information regarding fair value and liquidity determinations made pursuant to the procedures, and making recommendations to the full Board in connection therewith (whether such information is provided only to the Committee or to the Committee and the full Board or the full Master Funds' Board simultaneously). The Chairman of the Valuation Committee, [_______________], is an Independent Manager and receives no additional compensation in connection with serving in such position. As of the date of this SAI, the Valuation Committee of the Funds has not met.

OFFSHORE FUNDS

Each Offshore Fund, as more fully described in the Fund's Prospectus, is not registered under the 1940 Act and serves an intermediate entity through which a Fund invests in its respective Master Fund. Each Offshore Fund makes no independent investment decisions and has no investment or other discretion over the investable assets.

An Offshore Fund serves as a pass-through entity, as more fully discussed below regarding taxation, whereby unrelated business taxable income ("UBTI") generated by the investment activities of its Master Fund (and Hedge Funds) is not ultimately incurred by a Member. The Offshore Funds are organized under the laws of the Cayman Islands as a Limited Duration Company ("LDC") and subject to the taxation provisions of the Cayman Islands as a corporation. An LDC organized in the Cayman Islands offers limited liability to its members. Such an entity generally may only carry on activities in the Cayman Islands in furtherance of its overseas (non-Cayman Islands) activities. Each Offshore Fund has a limited duration of 30 years, as required by Cayman Island law, and has two members; the Fund, which serves as the managing member, and the Adviser, which holds only a nominal non-voting interest in Offshore Funds. It is anticipated that, upon expiration of an Offshore Fund's duration, another entity substantially equivalent to the Offshore Fund will be substituted. Each Fund and the Adviser have delegated all day-to-day management and general oversight responsibilities of an Offshore Fund to its respective Fund as the managing member. Therefore, all decisions involving an Offshore Fund effectively are controlled by its Fund's Board. An Offshore Fund has no independent investment discretion or other decision-making capabilities, and serves for the benefit of the Fund and under the control of the Fund's Board. An Offshore Fund has no members or investors other than the Fund and the Adviser.

                          INVESTMENT ADVISORY SERVICES

THE ADVISER

Pursuant to the terms of an investment advisory agreement entered into between each Master Fund and the Adviser dated as of [___________, [2005] (the "Advisory Agreement"), the Adviser is responsible for developing, implementing and supervising a Master Fund's investment program and in connection therewith shall regularly provide investment advice and recommendations to each Master Fund with respect to its investments, investment policies and purchases and sales of securities for such Master Fund and arranging for the purchase and sale of such securities. Employees of the Credit Suisse First Boston LLC (the "Distributor") who comprise the Distributor's Hedge Fund Investment Group of the Alternative Capital Division will manage the Funds pursuant to a services agreement between the Adviser and the Distributor.

The Adviser is authorized, subject to the approval of each Master Fund's Board and the interest holders of a Master Fund, to retain one of its affiliates to provide any or all of the investment advisory services required to be provided to a Master Fund or to assist the Adviser in providing these services, subject to the requirement that the Adviser supervise the rendering of any such services to a Master Fund by its affiliates.

As compensation for services required to be provided by the Adviser under the Advisory Agreement, each Master Fund will pay the Adviser a quarterly fee (the "Management Fee") computed at the annual rate of [____%] of the aggregate value of its outstanding interests determined as of the last day of the month (before any repurchases of interests). The Advisory Agreement was approved by each Master Fund's Board (including a majority of each Master Fund's Independent Managers), at a meeting held in person on [__________ __], [2005], and was approved on [________ __], [2005] by the sole interest holder of each Master Fund. It has an initial term of two years from the date of its execution, and may be continued in effect from year to year thereafter if such continuance is approved annually by each Board or by vote of a majority of the outstanding voting securities of each Master Fund; provided that in either event the continuance is also approved by a majority of each Master Fund's Independent Managers by vote cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement is terminable without penalty, on 60 days' prior written notice: by a Master Fund's Board; by vote of a majority of the outstanding voting securities of a Master Fund; or by the Adviser. The Advisory Agreement also provides that it will terminate automatically in the event of its "assignment," as defined by the 1940 Act and the rules thereunder.

[When considering approval of the Advisory Agreement between a Master Fund and the Adviser, the Board considered, among other things, the following:

     o    A report comparing the fees and anticipated expenses of a Master Fund;

     o    Information on the relevant peer group of funds;

     o The economic outlook and the general investment outlook in the relevant investment markets;

     o    The  Adviser's  results  and  financial   condition  and  the  overall
          organization of the CSFB Group;

     o Arrangements regarding the distribution of a Master Fund's feeder fund Units;

     o The procedures used to determine the fair value of a Master Fund assets;

     o The Adviser's anticipated management of the relationship with the custodian and Funds' accountants;

     o The resources devoted to the Adviser's compliance efforts undertaken on behalf of the private funds it manages and its efforts in regard to its first registered investment companies;

     o The quality, nature, cost and character of the administrative and other non-investment management services provided by the Adviser and its affiliates;

     o    Investment management staffing; and

     o Anticipated operating expenses (including transfer agency expenses) to be paid to third parties.]

[In evaluating the Advisory Agreement between a Master Fund and the Adviser, the Board reviewed material furnished by the Adviser at the initial Board meeting held in [____________], and a further review of such material during a Contracts Committee meeting of each Master Fund held [_______________], including the above referenced considerations and information relating to the education, experience and number of investment professionals and other personnel who would provide services under the Advisory Agreement. The Board also took into account the time and attention to be devoted by senior management to each Master Fund and its respective feeder funds in the complex. The Board evaluated the level of skill required to manage each Master Fund and concluded that resources available at the Adviser were appropriate to fulfill effectively the duties of the Adviser on behalf of each Master Fund. The Board also considered the business reputation of the Adviser and the CSFB Group, its international financial resources and reputation and concluded that the Adviser would be able to meet any reasonably foreseeable obligations under the Advisory Agreements.]

[The Board received information and a presentation concerning the investment philosophy and investment process to be applied by the Adviser in managing each Master Fund. In this regard, the Board considered the Adviser's in-house research capabilities and proprietary databases of hedge fund manager information, as well as other resources available to the Adviser's personnel, including research as a result of investments effected for other investment advisory clients. The Board concluded that the Adviser's investment process, research capabilities and philosophy were well suited to each Master Fund, given each such Master Fund investment objectives and policies.]

[The Board did not consider any single factor as controlling in determining whether or not to approve the Advisory Agreements. Nor are the items described herein all encompassing of the matters considered by the non-interested Managers. In assessing the information provided by the Adviser and its affiliates, the Board also took into consideration the benefits to Members of investing in a fund that is part of an experienced fund of hedge funds manager, which is itself part of a global provider of alternate investments.]

[Based on their consideration of all factors that it deemed material and assisted by the advice of its counsel, the Board concluded that the approval of each Advisory Agreement, including the fee structure (described in the prospectus) is in the interests of each Master Fund's Members.]

Each Advisory Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence in the performance of its duties or reckless disregard of its obligations and duties under the Advisory Agreement, the Adviser is not liable for any loss a Master Fund sustains for any investment, adoption of any investment policy, or the purchase, sale or retention of any security. In addition, it provides that the Adviser may act as investment adviser for any other person, firm or corporation and use the names [____________________] in connection with other investment companies for which it or its affiliates may act as investment adviser or general distributor. If the Adviser shall no longer act as investment adviser of a Master Fund, the Adviser may withdraw the right of that Fund and/or its respective Master Fund to use the names [________________] as part of its name.

The Adviser or its designee maintains each Master Fund's accounts, books and other documents required to be maintained under the 1940 Act at [_____________________], which is the address of the Administrator, [ADMINISTRATOR NAME], and/or [ADVISER ADDRESS], which is the address of the Adviser.

               THE FUNDS, OFFSHORE FUNDS AND MASTER FUNDS EXPENSES

Each Fund will bear all expenses incurred in its business and operations. Expenses borne by the Funds include, but are not limited to, the following:

     o All costs and expenses associated with the registration of a Fund under, and compliance with, any applicable federal or state laws;

     o Attorneys' fees and disbursements associated with updating a Fund's registration statement, Prospectus and other offering related documents (the "Offering Materials"); the costs of printing the Offering Materials; the costs of distributing the Offering Materials to prospective investors; and attorneys' fees and disbursements associated with the preparation and review thereof;

     o The costs and expenses of holding meetings of the Board and any meetings of Members, including legal costs associated with the preparation and filing of proxy materials;

     o The fees and disbursements of a Fund's counsel, legal counsel to the Independent Managers, if any, independent accountants for a Fund and other consultants and professionals engaged on behalf of a Fund;

     o    All costs and expenses associated with a Fund's repurchase offers;

     o The fees payable to various service providers pursuant to a Fund's Services Agreement, Administration Agreement and other agreements;

     o All costs and expenses of preparing, setting in type, printing and distributing reports and other communications to Members;

     o The costs of a fidelity bond and any liability insurance obtained on behalf of a Fund;

     o All expenses of computing a Fund's net asset value, including any equipment or services obtained for these purposes; and

     o Such other types of expenses as may be approved from time to time by the Board.

Each Master Fund will bear all expenses incurred in its business and operations other than those specifically required to be borne by the Adviser pursuant to the Advisory Agreement. Expenses borne by each Master Fund include, but are not limited to, the following:

     o All costs and expenses directly related to portfolio transactions and positions for a Master Fund's account, including, but not limited to, brokerage commissions, research fees, interest and commitment fees on loans and debit balances, borrowing charges on securities sold short, dividends on securities sold but not yet purchased, custodial fees, margin fees, transfer taxes and premiums, taxes withheld on foreign dividends and indirect expenses from investments in Hedge Funds;

     o All costs and expenses associated with the registration of a Master Fund under, and compliance with, any applicable federal or state laws;

     o Attorneys' fees and disbursements associated with updating a Master Fund's registration statement, Prospectus and other offering related documents; the costs of printing those materials and distributing them to prospective investors; and attorneys' fees and disbursements associated with the preparation and review thereof;

     o The costs and expenses of holding meetings of a Master Fund's Board and any meetings of interest holders of a Master Fund, including legal costs associated with the preparation and filing of proxy materials;

     o The fees and disbursements of a Master Fund's counsel, legal counsel to the Independent Managers, if any, independent accountants for a Master Fund and other consultants and professionals engaged on behalf of a Master Fund;

     o    The Management Fee;

     o The fees payable to various service providers pursuant to a Master Fund's Administration Agreement and other agreements;

     o The costs of a fidelity bond and any liability insurance obtained on behalf of a Master Fund or the Adviser;

     o All costs and expenses of preparing, setting in type, printing and distributing reports and other communications to interest holders of a Master Fund;

     o All expenses of computing a Master Fund's net asset value, including any equipment or services obtained for these purposes;

     o    All  charges  for   equipment  or  services   used  in   communicating
          information regarding a Master Fund's transactions among the Adviser and any custodian or other agent engaged by the Master Fund; and

     o Such other types of expenses as may be approved from time to time by a Master Fund's Board.

An Offshore Fund's expenses are anticipated to be minimal and will be borne by the Adviser, or an affiliate of the Adviser.

The Hedge Funds bear all expenses incurred in connection with their operations. These expenses are similar to those incurred by each Master Fund. The Hedge Fund Managers generally will charge asset-based fees to and receive performance-based allocations from the Hedge Funds, which effectively will reduce the investment returns of the Hedge Funds and the amount of any distributions from the Hedge Funds to each Master Fund. These expenses, fees, and allocations will be in addition to those incurred by each Master Fund itself.

                                 CODES OF ETHICS

Each Fund, its respective Master Fund, and the Adviser have each adopted a code of ethics. The codes are designed to detect and prevent improper personal trading by their personnel, including investment personnel that might compete with or otherwise take advantage of a Master Fund's portfolio transactions. Covered persons include the Managers and the officers and managers of the Adviser, as well as employees of the Adviser having knowledge of the investments and investment intentions of each Master Fund. The codes of ethics permit persons subject to the code to invest in securities, including securities that may be purchased or held by a Master Fund, subject to a number of restrictions and controls. Compliance with the codes of ethics is carefully monitored and enforced.

The codes of ethics are included as exhibits to each Fund's and its respective Master Fund's registration statements filed with the Securities and Exchange Commission and can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. The codes of ethics are available on the EDGAR database on the SEC's Internet site at http://www.sec.gov, and also may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

                                VOTING OF PROXIES

Whenever each Fund as an investor in a Master Fund, through its respective Offshore Fund, is requested to vote on matters pertaining to its Master Fund (other than the termination of the Master Fund's business, which may be determined by the Managers of the Master Fund without investor approval), the Fund will hold a meeting of the Members and will cause its respective Offshore Fund to vote its interest in its Master Fund for or against such matters proportionately to the instructions to vote for or against such matters received from the Members of the Fund. Each Fund shall vote Units for which they receive no voting instructions in the same proportion as the Units for which they receive voting instructions.

Each Master Fund invests in Hedge Funds, which generally issue non-voting securities. Therefore, each Master Fund ordinarily does not receive proxies, and is not called upon to vote proxies. Where a Master Fund is called upon to vote proxies, the Adviser's policy is to exercise proxy voting authority in a prudent and diligent manner and to make voting decisions on behalf of the Master Fund and its interest holders, based on the Adviser's reasonable judgment of what is in the Master Fund's best interest. The Adviser bases its decision on analysis and judgment of the particular facts and circumstances in question. As a global financial institution, the interests of its affiliates and employees may conflict with those of a Master Fund's interest. The Adviser has policies designed to address such potential conflicts of interest which include among others, information barriers between itself and its banking, broker-dealer and asset management affiliates.

Information regarding how a Fund voted proxies relating to securities of its respective Master Fund during the most recent 12-month period ended June 30 (starting in 2005) will be available: (i) without charge, upon request, by calling, toll free, ___________________; (ii) through the Fund's website at http://_____________; and (iii) on the SEC's website at http://www.sec.gov.

                    PARTICIPATION IN INVESTMENT OPPORTUNITIES

The Adviser expects to employ an investment program for each Master Fund that is substantially similar to the investment program employed by it for certain other accounts managed by the Adviser ("Adviser Accounts"), including private investment partnerships that have an investment program that is substantially the same as the Master Fund's investment program. As a general matter, the Adviser will consider participation by a Master Fund in all appropriate investment opportunities that are under consideration for those other Adviser Accounts. There may be circumstances, however, under which the Adviser will cause one or more Adviser Accounts to commit a larger percentage of their respective assets to an investment opportunity than the Adviser commits a Master Fund's assets. There also may be circumstances under which the Adviser will consider participation by the Adviser Accounts in investment opportunities in which the Adviser does not intend to invest on behalf of a Master Fund, or vice versa.

The Adviser will evaluate for each Master Fund and for each Adviser Account a variety of factors that may be relevant in determining whether a particular investment opportunity or strategy is appropriate and feasible for each Master

Fund or the Adviser Account at a particular time, including, but not limited to, the following: (1) the nature of the investment opportunity taken in the context of the other investments at the time; (2) the liquidity of the investment relative to the needs of the particular entity or account; (3) the availability of the opportunity (i.e., size of obtainable position); (4) the transaction costs involved; and (5) the investment or regulatory limitations applicable to the particular entity or account. Because these considerations may differ for each Master Fund and each Adviser Account in the context of any particular investment opportunity, the investment activities of the Master Funds and the Adviser Accounts may differ from time to time. In addition, the fees and expenses of the Funds and the Master Funds may differ from those of the Adviser Accounts. Accordingly, the future performance of each Fund and each Adviser Account will vary.

When the Adviser determines that it would be appropriate for a Master Fund and one or more Adviser Accounts to participate in an investment transaction in the same Hedge Fund or other investment at the same time, it will attempt to aggregate, place and allocate orders on a basis that the Adviser believes to be fair and equitable, consistent with its responsibilities under applicable law. Decisions in this regard are necessarily subjective and there is no requirement that a Master Fund participates, or participates to the same extent as the Adviser Accounts, in all investments or trades. However, no participating entity or account will receive preferential treatment over any other, and the Adviser will seek to ensure that no participating entity or account will be systematically disadvantaged by the aggregation, placement and allocation of orders and investments.

Situations may occur, however, where a Master Fund could be disadvantaged because of the investment activities conducted by the Adviser for the Adviser Accounts. Such situations may be based on, among other things, the following:
(1) legal restrictions or other limitations (including limitations imposed by Hedge Fund Managers with respect to Hedge Funds) on the combined size of positions that may be taken for a Master Fund and the Adviser Account, thereby limiting the size of a Master Fund's position or the availability of the investment opportunity; (2) the difficulty of liquidating an investment for a Master Fund and the Adviser Account where the market cannot absorb the sale of the combined positions; and (3) the determination that a particular investment is warranted only if hedged with an option or other instrument and there is a limited availability of such options or other instruments. In particular, a Master Fund may be legally restricted from entering into a "joint transaction" (as defined in the 1940 Act) with an Adviser Account with respect to the securities of an issuer without first obtaining exemptive relief from the SEC.

Managers, officers, employees and affiliates of the Adviser may buy and sell securities, including Hedge Funds or other investments for their own accounts and may have actual or potential conflicts of interest with respect to investments made on behalf of a Master Fund. As a result of differing trading and investment strategies or constraints, positions may be taken by managers, officers, employees and affiliates of the Adviser, or by the Adviser for the Adviser Accounts, that are the same as, different from or made at a different time from positions taken for a Master Fund. The Adviser may invest in Hedge Funds whose service providers may be CSFB affiliates. Such Hedge Funds are not considered affiliates of the Funds by reason of such services that are provided to the Hedge Funds in the normal course.

                                  OTHER MATTERS

Except in accordance with applicable law, the Adviser and its affiliates are not permitted to buy securities or other property from, or sell securities or other property to, a Master Fund. However, subject to certain conditions imposed by applicable rules under the 1940 Act, a Master Fund may effect certain principal transactions in securities with one or more accounts managed by the Adviser, except for accounts as to which the Adviser or any of its affiliates serves as a general partner or as to which they may be deemed to be an affiliated person (or an affiliated person of such a person), other than an affiliation that results solely from the Adviser or one of its affiliates serving as an investment adviser to the account. These transactions would be made in circumstances where the Adviser has determined it would be appropriate for a Master Fund to purchase (or sell), and the Adviser determined it would be appropriate for another account to sell (or purchase), the same security or instrument on the same day.

Future investment activities of the Adviser and its affiliates, and of their respective directors, managers, officers or employees, may give rise to additional conflicts of interest.

                                   TAX ASPECTS

The following is a summary of certain aspects of the income taxation of each Fund and its Members, and its respective Offshore Fund and Master Fund that should be considered by a prospective Member. Each Fund has not sought a ruling from the Internal Revenue Service (the "Service") or any other federal, state, or local agency with respect to any of the tax issues affecting the Fund, but may seek a ruling from the Service with respect to the question of whether or not any income allocable to a tax-exempt investor in the Fund would be UBTI. Further, each Fund has not obtained an opinion of counsel with respect to any federal tax issues other than the characterization of a Fund as a partnership for federal income tax purposes and the absence of UBTI.

This summary of certain aspects of the federal income tax treatment of a Fund is based upon the Internal Revenue Code of 1986, as amended (the "Code"), judicial decisions, Treasury Regulations (the "Regulations"), and rulings in existence on the date hereof, all of which are subject to change. This summary does not discuss the impact of various proposals to amend the Code that could change certain of the tax consequences of an investment in a Fund. This summary also does not discuss all of the tax consequences that may be relevant to a particular investor or to certain investors subject to special treatment under the federal income tax laws, such as insurance companies.

EACH PROSPECTIVE MEMBER SHOULD CONSULT WITH ITS OWN TAX ADVISER IN ORDER FULLY TO UNDERSTAND THE FEDERAL, STATE, LOCAL, AND FOREIGN INCOME TAX CONSEQUENCES OF AN INVESTMENT IN A Fund.

In addition to the particular matters set forth in this section, tax-exempt organizations should review carefully those sections of the Prospectus and this SAI regarding liquidity and other financial matters to ascertain whether the investment objective of a Fund are consistent with their overall investment plans. Further, tax-exempt organizations should consider carefully the discussion of UBTI contained in this SAI. Prospective tax-exempt investors are urged to consult their own counsel and tax advisors regarding the acquisition of Units.

TAX TREATMENT OF FUND OPERATIONS

CLASSIFICATION OF THE FUNDS
---------------------------

Each Fund has received an opinion of Kirkpatrick & Lockhart LLP, counsel to the Fund, that under the provisions of the Code and the Regulations, as in effect on the date of the opinion, as well as under the relevant authority interpreting the Code and the Regulations, and based upon certain representations of the Board, Fund will be treated as a partnership for federal income tax purposes and not as an association taxable as a corporation.

Under Section 7704 of the Code, "publicly traded partnerships" are generally treated as corporations for federal income tax purposes. A publicly traded partnership  is  any  partnership  the  interests  in  which  are  traded  on an established securities market or which are readily tradable on a secondary market (or the substantial equivalent thereof). Units in the Funds will not be traded on an established securities market. Regulations concerning the classification of partnerships as publicly traded partnerships (the "Section 7704 Regulations") provide certain safe harbors under which interests in a partnership will not be considered readily tradable on a secondary market (or the substantial equivalent thereof). The Funds may not be eligible for any of those safe harbors. In particular, a Fund will not qualify under the private placement safe harbor set forth in the Section 7704 Regulations if it has more than 100 Members.

The Section 7704 Regulations specifically provide that the fact that a partnership does not qualify for the safe harbors is disregarded for purposes of determining whether interests in a partnership are readily tradable on a secondary market (or the substantial equivalent thereof). Rather, in this event the partnership's status is examined under a general facts and circumstances test set forth in the Section 7704 Regulations. Kirkpatrick & Lockhart LLP also rendered its opinion that, under this "facts and circumstances" test, and based upon the anticipated operations of each Fund as well as the legislative history to Section 7704, the text of the Section 7704 Regulations and certain representations of the Board, Units of each Fund will not be readily tradable on a secondary market (or the substantial equivalent thereof) and, therefore, each Fund will not be treated as publicly traded partnership taxable as a corporation.

The opinions of counsel described above, however, are not binding on the Service or the courts. If it were determined that the Fund should be treated as an association or a publicly traded partnership taxable as a corporation for federal income tax purposes (as a result of a successful challenge to such opinions by the Service, changes in the Code, the Regulations or judicial interpretations thereof, a material adverse change in facts, or otherwise), the taxable income of each Fund would be subject to corporate income tax when recognized by the Fund; distributions of such income, other than in certain redemptions of Units, would be treated as dividend income when received by the Members to the extent of the current or accumulated earnings and profits of the Fund; and Members would not be entitled to report profits or losses realized by the Fund.

CLASSIFICATION OF OFFSHORE FUNDS
--------------------------------

The tax status of each of the Offshore Funds and its shareholders under the tax laws of the Cayman Islands and the United States is summarized below. The summary is based on the assumption that each Offshore Fund is owned, managed and operated as contemplated and reflects counsel's consideration of the fact that shares of each Offshore Fund will be held by a Fund and that Units in such Fund will be held by U.S. tax-exempt entities. The summary is considered to be a correct interpretation of existing laws as applied on the date of this SAI but no representation is made or intended by any Offshore Fund: (i) that changes in such laws or their application or interpretation will not be made in the future; or (ii) that the United States Internal Revenue Service will agree with the interpretation described below as applied to the method of operation of the Offshore Funds. Persons interested in subscribing for Units in a Fund should consult their own tax advisers with respect to the tax consequences, including the income tax consequences, if any, to them of the purchase, holding, redemption, sale or transfer of Units.

1. Each Offshore Fund is classified as an association taxable as a corporation for United States federal income tax purposes.

2. Each Offshore Fund intends to conduct its affairs so that it will not be deemed to be engaged in a trade or business in the United States and, therefore, none of its income will be treated as "effectively connected" with a U.S. trade or business carried on by an Offshore Fund. Accordingly:

         a) Under present law, each Offshore Fund will not be subject to any United States federal income tax on its capital gains whether from sources within or outside the United States to the extent that such securities are not classified as United States real property interests within the meaning of Section 897 of Internal Revenue Code of 1986, as amended (the "Code"). In this connection, no Offshore Fund currently intends to buy any securities that would be classified as United States real property interests.

         b) The only United States income tax which will be payable by an Offshore Fund on its income from dividends and interest is the 30% withholding tax applicable to dividends and certain interest income considered to be from sources within the United States. Each Offshore Fund generally intends to continue to invest its cash reserves in short-term debt obligations the interest on which is not subject to 30% withholding.

3. Eligible Investors generally are exempt from U.S. federal income tax except to the extent that they have UBTI. UBTI is income from a trade or business unrelated to exempt activity carried on by a tax-exempt entity. UBTI in excess of $1,000 (U.S.) in any year is taxable and may result in an alternative minimum tax liability. In light of the taxability of UBTI received by a tax-exempt entity, a tax-exempt investor should consult its tax adviser before purchasing Units. It will be the responsibility of any tax-exempt investor investing in a Fund to keep its own records with respect to UBTI and file its own IRS Form 990-T with respect thereto.

         Various types of income, including dividends, interest, royalties, rents from real property (and incidental personal property) and gains from the sale of property other than inventory and property held primarily for sale to customers are excluded from UBTI so long as such income is not derived from debt-financed property. To the extent that an Offshore Fund holds property that constitutes debt-financed property (e.g., purchases securities on margin or through other means of leverage) or property primarily for sale to customers ("dealer" property) or becomes actively involved in trading securities, income attributable to such property or activity may constitute UBTI. However, such UBTI should not be attributable to shareholders because each Offshore Fund is classified for U.S. income tax purposes as an association taxable as a corporation and UBTI generally will not pass through or be deemed to pass through a corporation to its U.S. tax-exempt shareholders.

         The Code provides several taxing regimes that have the effect of taxing U.S. persons currently on some or all of their PRO RATA share of the income of a foreign corporation, even though such income has not actually been distributed to them. These regimes involve the taxation of U.S. shareholders of: (i) "passive foreign investment companies" ("PFICs"); (ii) "foreign personal holding companies" ("FPHCs"); and
         (iii) "controlled foreign corporations" ("CFCs"). Because all of the shares of each Offshore Fund will be held by a Fund, which is a U.S. partnership for income tax purposes, each Offshore Fund will be considered a CFC for U.S. income tax purposes.

         A "U.S. shareholder" (as defined below) of a CFC generally must include in income currently its PRO RATA share of, among other things, the CFC's "Subpart F income," whether or not currently distributed to such shareholder. "Subpart F income" includes the various types of passive types of investment income such as dividends, interest, gains from the sale of stock or securities, and gains from futures transactions in commodities. A "U.S. shareholder" is generally defined as any U.S. person (including a U.S. partnership) that owns (or, after the application of certain constructive stock ownership rules, is deemed to own) 10% or more of the total combined voting power of all classes of stock entitled to vote of the foreign corporation. A foreign corporation will be treated as a CFC if more than 50% of the stock of such foreign corporation, determined by reference to either vote or value, is owned (or, after the application of certain constructive stock ownership rules, is deemed to be owned) by "U.S. shareholders." Because a Fund, a U.S. partnership, will own 100% of the stock of each Offshore Fund, each Offshore Fund will be treated as a CFC.

         "Subpart F income" of a CFC that is currently taxed to a "U.S. shareholder" is not subject to tax again in its hands when actually distributed to such shareholder. Where income is taxable under both the PFIC or FPHC rules and Subpart F, Subpart F is given precedence, and such income is taxed only once. In addition, a corporation will not be treated with respect to a shareholder as a PFIC during the "qualified portion" of such shareholder's holding period with respect to stock in such corporation. Generally, the term "qualified portion" means the portion of the shareholder's holding period during which the shareholder is a "U.S. shareholder" (as defined above) and the corporation is a CFC.

         Under current law applicable to U.S. tax-exempt entities, income attributed from a CFC, PFIC or FPHC to a tax-exempt entity is taxable to a tax-exempt entity only if the income attributed from the CFC, PFIC or FPHC is made taxable to the tax-exempt entity under the Code and regulations relating to particular categories of UBTI (for example, if an Offshore Fund was to generate certain insurance income as defined in
         Section 512(b)(17) of the Code). The Offshore Funds do not expect to generate UBTI of this type.

         Each Fund has received an opinion of Kirkpatrick & Lockhart, LLP, counsel to the Funds, that under the provisions of the Code and the Regulations, as in effect on the date of the opinion, as well as under the relevant authority interpreting the Code and the Regulations, and based upon certain representations of the Board, income of a Fund allocable to tax-exempt investors (subject to certain exceptions) should not constitute UBTI. The Funds have not sought a ruling from the Service with respect to any of the tax issues affecting the Funds, but the Funds may decide in the future to seek a ruling with respect to the question of whether or not any income allocable to a tax-exempt investor in a Fund would be UBTI.

         The foregoing discussion is intended to apply primarily to exempt organizations that are qualified plans. The UBTI of certain other exempt organizations may be computed in accordance with special rules. Further, certain types of tax-exempt entities under the Code, such as "charitable remainder trusts" that are required to make taxable distributions based upon income received from all sources, may be disadvantaged under the rules relating to CFCs, PFICs and FPHCs in a manner similar to taxable investors. Charitable remainder trusts are generally required, under their trust instruments and for purposes of qualifying under the Code for tax exemption, to make current distributions of all or a significant portion of their income. As an investor in a CFC, such a trust would be deemed to receive income each year from the CFC whether or not the CFC currently distributes such income. Charitable remainder unitrusts are also required to value their assets annually, and valuing a Fund's interest in an Offshore Fund will be difficult. For these reasons, the Funds would not be appropriate investments for charitable remainder trusts.

4. There are no income, corporation, capital gains or other taxes in effect in the Cayman Islands on the basis of present legislation. Each Offshore Fund is an exempted company under Cayman Islands law and has made an application to the Governor-in-Council of the Cayman Islands for, and expects to receive, an undertaking as to tax concessions pursuant to Section 6 of the Tax Concessions Law (1999 Revision) which will provide that, for a period of 20 years from the date of issue of the undertaking, no law thereafter enacted in the Cayman Islands imposing any taxes to be levied on profits, income, gains or appreciation will apply to the Offshore Fund or its operations. No capital or stamp duties are levied in the Cayman Islands on the issue, transfer or redemption of shares. An annual registration fee will be payable by each Offshore Fund to the Cayman Islands government which will be calculated by reference to the nominal amount of its authorized capital.

UNLESS OTHERWISE INDICATED, REFERENCES IN THE FOLLOWING DISCUSSION OF THE TAX CONSEQUENCES OF FUND INVESTMENTS, ACTIVITIES, INCOME, GAIN AND LOSS, INCLUDE INVESTMENTS, ACTIVITIES, INCOME, GAIN AND LOSS OF THE MASTER FUNDS AND HEDGE FUNDS, AS WELL AS THE TAX IMPACT OF SUCH INVESTMENTS, ACTIVITIES, INCOME, GAIN AND LOSS ON THE OFFSHORE FUNDS AS A RESULT OF BEING AN INVESTOR IN THE MASTER FUNDS AND, THROUGH THE MASTER FUNDS, INDIRECT INVESTOR IN HEDGE FUNDS.

As an entity treated as a partnership for tax purposes, each Fund is not itself subject to federal income tax. Each Fund will file annual partnership information returns with the Service that will report the results of operations. Each Member will be required to report separately on its income tax return its distributive share of a Fund's net long-term capital gain or loss, net short-term capital gain or loss and all other items of ordinary income or loss.

Because each Offshore Fund will be treated as a corporation for federal income tax purposes, however, the corresponding Fund, and its therefore Members, will receive taxable income to the extent of dividends paid by such Offshore Fund or earlier in the event that CFC rules (mentioned above) require a Fund to include some portion of the Offshore Fund's income in its own income even when no dividends are paid. Each Offshore Fund's income will be its share of the taxable income of the corresponding Master Fund, which, in turn, will receive allocations of its shares of the taxable income of the Hedge Funds. Generally, neither the Fund nor the Offshore Funds will have any power to control the timing of cash distributions by the Hedge Funds. In addition, the Funds do not intend to make periodic distributions of net income or gains, if any, to Members. The amount and timing of any distributions will be determined in the sole discretion of each Board. Accordingly, it is likely that a Member's share of taxable income from a Fund could exceed the distributions, if any, the Member receives from such Fund. As discussed below, Members will be furnished with a tax information report annually stating each Member's respective share of a Fund's tax items. Members that are tax-exempt entities generally will not be subject to income tax on their allocable share of a Fund's income and gains.

ALLOCATION OF PROFITS AND LOSSES. Under each LLC Agreement, each Fund's net capital appreciation or net capital depreciation for each accounting period is allocated among the Members and to their capital accounts without regard to the amount of income or loss actually recognized by a Fund for federal income tax purposes. The LLC Agreement provides that items of income, deduction, gain, loss or credit actually recognized by a Fund for each fiscal year generally are to be allocated for income tax purposes among the Members pursuant to Regulations issued under Sections 704(b) and 704(c) of the Code, based upon amounts of a Fund's net capital appreciation or net capital depreciation allocated to each Member's capital account for the current and prior fiscal years.

TAX ELECTIONS; RETURNS; TAX AUDITS. The Code provides for optional adjustments to the basis of partnership property upon distributions of partnership property to a partner and transfers of partnership interests (including by reason of death) provided that a partnership election has been made pursuant to Section
754. Under each LLC Agreement, at the request of a Member, the Board, in its sole discretion, may cause a Fund to make such an election. Any such election, once made, cannot be revoked without the Service's consent. As a result of the complexity and added expense of the tax accounting required to implement such an election, no fund Board presently does not intend to make such election.

Each Board decides how to report the partnership items on the applicable Fund's tax returns, and all Members are required under the Code to treat the items consistently on their own returns, unless they file a statement with the Service disclosing the inconsistency. Given the uncertainty and complexity of the tax laws, it is possible that the Service may not agree with the manner in which a Fund's items have been reported. In the event the income tax returns of a Fund is audited by the Service, the tax treatment of a Fund's income and deductions generally is determined at the limited liability company level in a single proceeding rather than by individual audits of the Members. A Member chosen by the Board, designated as the "Tax Matters Partner," has considerable authority to make decisions affecting the tax treatment and procedural rights of all Members. In addition, the Tax Matters Partner has the authority to bind certain Members to settlement agreements and the right on behalf of all Members to extend the statute of limitations relating to the Members' tax liabilities with respect to Fund items.

TAX CONSEQUENCES TO A WITHDRAWING MEMBER

A Member receiving a cash liquidating distribution from a Fund, in connection with a complete withdrawal from a Fund, generally will recognize capital gain or loss to the extent of the difference between the proceeds received by such Member and such Member's adjusted tax basis in its Units. Such capital gain or loss will be short-term, long-term, or some combination of both, depending upon the timing of the Member's contributions to a Fund. However, a withdrawing Member will recognize ordinary income to the extent such Member's allocable share of a Funds' "unrealized receivables" exceeds the Member's basis in such unrealized receivables (as determined pursuant to the Regulations). For these purposes, accrued but untaxed market discount, if any, on securities held by a Fund will be treated as an unrealized receivable, with respect to which a withdrawing Member would recognize ordinary income. A Member receiving a cash nonliquidating distribution will recognize income in a similar manner only to the extent that the amount of the distribution exceeds such Member's adjusted tax basis in its Units.

As discussed above, each LLC Agreement provides that the Board may specially allocate items of Fund capital gain (including short-term capital gain) to a withdrawing Member to the extent its capital account would otherwise exceed its adjusted tax basis in its Units. Such a special allocation of gain may result in the withdrawing Member recognizing capital gain, which may include short-term capital gain, in the Member's last taxable year in a Fund, thereby reducing the amount of long-term capital gain recognized during the tax year in which it receives its liquidating distribution upon withdrawal.

DISTRIBUTIONS OF PROPERTY. A partner's receipt of a distribution of property from a partnership is generally not taxable. However, under Section 731 of the Code, a distribution consisting of marketable securities generally is treated as a distribution of cash (rather than property) unless the distributing partnership is an "investment partnership" within the meaning of Section 731(c)(3)(c)(i) and the recipient is an "eligible partner" within the meaning of
Section 731(c)(3)(c)(iii). Each Fund will determine at the appropriate time whether it qualifies as an "investment partnership." Assuming it so qualifies, if a Member is an "eligible partner", which term should include a Member whose contributions to the Fund consisted solely of cash, the distribution of securities would not be recharacterized as a distribution of cash.

TAX TREATMENT OF PORTFOLIO INVESTMENTS

IN GENERAL. Each Fund and corresponding Offshore Fund expect that the corresponding Master Fund and the Hedge Funds each will act as a trader or investor, and not as a dealer, with respect to its securities transactions. A trader and an investor are persons who buy and sell securities for their own accounts. A dealer, on the other hand, is a person who purchases securities for resale to customers rather than for investment or speculation.

Generally, the gains and losses realized by a trader or an investor on the sale of securities are capital gains and losses. Thus, subject to the treatment of certain currency exchange gains as ordinary income (see "Currency Fluctuations - `Section 988' Gains or Losses" below) and certain other transactions described below, each Fund and its corresponding Offshore Fund expect that the gains and losses from the securities transactions of the corresponding Master Fund and the Hedge Funds typically will be capital gains and capital losses. These capital gains and losses may be long-term or short-term depending, in general, upon the length of time the Master Fund or a Hedge Fund, as the case may be, maintains a particular investment position and, in some cases, upon the nature of the transaction. Property held for more than one year generally will be eligible for long-term capital gain or loss treatment. The application of certain rules relating to short sales, to so-called "straddle" and "wash sale" transactions and to Section 1256 Contracts (defined below) may serve to alter the manner in which the holding period for a security is determined or may otherwise affect the characterization as short-term or long-term, and also the timing of the realization, of certain gains or losses. Moreover, the straddle rules and short sale rules may require the capitalization of certain related expenses of a Master Fund.

A Master Fund may realize ordinary income from dividends and accruals of interest on securities. A Master Fund may hold debt obligations with "original issue discount." In such case, the Master Fund would be required to include amounts in taxable income on a current basis even though receipt of such amounts may occur in a subsequent year. A Master Fund may also acquire debt obligations with "market discount." Upon disposition of such an obligation, a Master Fund generally would be required to treat gain realized as interest income to the extent of the market discount, which accrued during the period the debt obligation was held by a Master Fund. A Master Fund may realize ordinary income or loss with respect to its investments in partnerships engaged in a trade or business. In such event, an Offshore Fund could have U.S. source income effectively connected with a trade or business and incur additional U.S. income tax. Income or loss from transactions involving certain derivative instruments, such as swap transactions, will also generally constitute ordinary income or loss. Moreover, gain recognized from certain "conversion transactions" will be treated as ordinary income.1/

--------------------------------

1/ Generally, a conversion transaction is one of several enumerated transactions where substantially all of the taxpayer's return is attributable to the time value of the net investment in the transaction. The enumerated transactions are:
(i) the holding of any property (whether or not actively traded) and entering into a contract to sell such property (or substantially identical property) at a price determined in accordance with such contract, but only if such property was

CURRENCY FLUCTUATIONS - "SECTION 988" GAINS OR LOSSES. To the extent that its investments are made in securities denominated in a foreign currency, gain or loss realized by a Master Fund or a Hedge Fund frequently will be affected by the fluctuation in the value of such foreign currencies relative to the value of the dollar. Generally, gains or losses with respect to the investments in common stock of foreign issuers will be taxed as capital gains or losses at the time of the disposition of such stock. However, under Section 988 of the Code, gains and losses on the acquisition and disposition of foreign currency (e.g., the purchase of foreign currency and subsequent use of the currency to acquire stock) will be treated as ordinary income or loss. Moreover, under Section 988, gains or losses on disposition of debt securities denominated in a foreign currency to the extent attributable to fluctuation in the value of the foreign currency between the date of acquisition of the debt security and the date of disposition will be treated as ordinary income or loss. Similarly, gains or losses attributable to fluctuations in exchange rates that occur between the time a Master Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time a Master Fund actually collect such receivables or pays such liabilities may be treated as ordinary income or ordinary loss.

As indicated above, a Master Fund or a Hedge Fund may acquire foreign currency forward contracts, enter into foreign currency futures contracts and acquire put and call options on foreign currencies. Generally, foreign currency regulated futures contracts and option contracts that qualify as "Section 1256 Contracts" (see "Section 1256 Contracts" below), will not be subject to ordinary income or loss treatment under Section 988. However, if a Master Fund acquires currency futures contracts or option contracts that are not Section 1256 Contracts, or any currency forward contracts, any gain or loss realized by a Master Fund with respect to such instruments will be ordinary, unless: (i) the contract is a capital asset in the hands of a Master Fund and is not a part of a straddle transaction; and (ii) an election is made (by the close of the day the transaction is entered into) to treat the gain or loss attributable to such contract as capital gain or loss.

SECTION 1256 CONTRACTS. In the case of Section 1256 Contracts, the Code generally applies a "mark to market" system of taxing unrealized gains and losses on such contracts and otherwise provides for special rules of taxation. A
Section 1256 Contract includes certain regulated futures contracts, certain foreign currency forward contracts, and certain options contracts. Under these rules, Section 1256 Contracts held by a Master Fund at the end of each taxable year of the Master Fund are treated for federal income tax purposes as if they were sold by the Master Fund for their fair market value on the last business day of such taxable year. The net gain or loss, if any, resulting from such deemed sales (known as "marking to market"), together with any gain or loss resulting from actual sales of Section 1256 Contracts, must be taken into account by a Master Fund in computing its taxable income for such year. If a
Section 1256 Contract held by a Master Fund at the end of a taxable year is sold in the following year, the amount of any gain or loss realized on such sale will be adjusted to reflect the gain or loss previously taken into account under the "mark to market" rules.

--------------------------------------------------------------------------------

acquired and such contract was entered into on a substantially contemporaneous basis; (ii) certain straddles; (iii) generally any other transaction that is marketed or sold on the basis that it would have the economic characteristics of a loan but the interest-like return would be taxed as capital gain; or (iv) any other transaction specified in Regulations.

Capital gains and losses from such Section 1256 Contracts generally are characterized as short-term capital gains or losses to the extent of 40% thereof and as long-term capital gains or losses to the extent of 60% thereof. Such gains and losses will be taxed under the general rules described above. Gains and losses from certain foreign currency transactions will be treated as ordinary income and losses. (See "Currency Fluctuations - `Section 988' Gains or Losses.") If an individual taxpayer incurs a net capital loss for a year, the portion thereof, if any, which consists of a net loss on Section 1256 Contracts may, at the election of the taxpayer, be carried back three years. Losses so carried back may be deducted only against net capital gain to the extent that such gain includes gains on Section 1256 Contracts.

MIXED STRADDLE ELECTION. The Code allows a taxpayer to elect to offset gains and losses from positions that are part of a "mixed straddle." A "mixed straddle" is any straddle in which one or more but not all positions are Section 1256 Contracts. A Master Fund (and any Hedge Fund) may be eligible to elect to establish one or more mixed straddle accounts for certain of its mixed straddle trading positions. The mixed straddle account rules require a daily "marking to market" of all open positions in the account and a daily netting of gains and losses from positions in the account. At the end of a taxable year, the annual net gains or losses from the mixed straddle account are recognized for tax purposes. The application of the Regulations' mixed straddle account rules is not entirely clear. Therefore, there is no assurance that a mixed straddle account election by a Master Fund will be accepted by the Service.

SHORT SALES. Gain or loss from a short sale of property is generally considered as capital gain or loss to the extent the property used to close the short sale constitutes a capital asset in a Master Fund's hands. Except with respect to certain situations where the property used to close a short sale has a long-term holding period on the date the short sale is entered into, gains on short sales generally are short-term capital gains. A loss on a short sale will be treated as a long-term capital loss if, on the date of the short sale, "substantially identical property" has been held by a Master Fund for more than one year. In addition, these rules may also terminate the running of the holding period of "substantially identical property" held by a Master Fund.

Gain or loss on a short sale will generally not be realized until such time that the short sale is closed. However, if a Master Fund holds a short sale position with respect to stock, certain debt obligations or partnership interests that have appreciated in value, and it then acquires property that is the same as or substantially identical to the property sold short, a Master Fund generally will recognize gain on the date it acquires such property as if the short sale were closed on such date with such property. Similarly, if a Master Fund holds an appreciated financial position with respect to stock, certain debt obligations, or partnership interests and then enter into a short sale with respect to the same or substantially identical property, the Master Fund generally will recognize gain as if the appreciated financial position were sold at its fair market value on the date it enters into the short sale. The subsequent holding period for any appreciated financial position that is subject to these constructive sale rules will be determined as if such position were acquired on the date of the constructive sale.

FOREIGN TAXES

It is possible that certain dividends and interest directly or indirectly received by a Master Fund from sources within foreign countries will be subject to withholding taxes imposed by such countries. In addition, a Master Fund or a

Hedge Fund may also be subject to capital gains taxes in some of the foreign countries where they purchase and sell securities. Tax treaties between certain countries and the United States may reduce or eliminate such taxes.

UNRELATED BUSINESS TAXABLE INCOME

Generally, an exempt organization is exempt from federal income tax on its passive investment income, such as dividends, interest and capital gains, whether realized by the organization directly or indirectly through a partnership in which it is a partner.2 This type of income is exempt even if it is realized from securities trading activity that constitutes a trade or business.

This  general  exemption  from  tax does  not  apply  to the  UBTI of an  exempt organization. Generally, except as noted above with respect to certain categories of exempt trading activity, UBTI includes income or gain derived (either directly or through partnerships) from a trade or business, the conduct of which is substantially unrelated to the exercise or performance of the organization's exempt purpose or function. UBTI also includes "unrelated debt-financed income," which generally consists of: (i) income derived by an exempt organization (directly or through a partnership) from income-producing property with respect to which there is "acquisition indebtedness" at any time during the taxable year; and (ii) gains derived by an exempt organization (directly or through a partnership) from the disposition of property with respect to which there is "acquisition indebtedness" at any time during the twelve-month period ending with the date of such disposition. With respect to its investments, if any, in partnerships engaged in a trade or business, a Master Fund's income (or loss) from these investments may constitute UBTI if received by a tax-exempt organization.

A Master Fund and the Hedge Funds may incur "acquisition indebtedness" with respect to certain of their transactions, such as the purchase of securities on margin. Based upon a published ruling issued by the Service which generally holds that income and gain with respect to short sales of publicly traded stock does not constitute income from debt financed property for purposes of computing UBTI, a Master Fund will treat its short sales of securities, if any, and short sales of securities in which by Hedge Funds might engage, as not involving "acquisition indebtedness" and therefore not resulting in UBTI.3 To the extent a Master Fund recognizes income (i.e., dividends and interest) from securities with respect to which there is "acquisition indebtedness" during a taxable year, the percentage of such income which would be treated as UBTI generally will be based on the percentage which the "average acquisition indebtedness" incurred with respect to such securities is of the "average amount of the adjusted basis" of such securities during the taxable year.

--------------------------------

2/ With certain exceptions, tax-exempt organizations that are private foundations are subject to a 2% federal excise tax on their "net investment income." The rate of the excise tax for any taxable year may be reduced to 1% if the private foundation meets certain distribution requirements for the taxable year. A private foundation will be required to make payments of estimated tax with respect to this excise tax.


3/  Moreover,   income  realized  from  option  writing  and  futures   contract
transactions generally would not constitute UBTI.

To the extent a Master Fund recognizes gain from securities with respect to which there is "acquisition indebtedness" at any time during the twelve-month period ending with the date of their disposition, the percentage of such gain which would be treated as UBTI (if received by a tax-exempt organization) will be based on the percentage which the highest amount of such "acquisition indebtedness" is of the "average amount of the adjusted basis" of such securities during the taxable year. In determining the unrelated debt-financed income of a Master Fund, an allocable portion of deductions directly connected with the Master Fund's debt-financed property is taken into account. Thus, for instance, a percentage of losses from debt-financed securities (based on the debt/basis percentage calculation described above) would offset gains treated as UBTI.

In general, if UBTI is allocated to an exempt organization such as a qualified retirement plan or a private foundation, the portion the exempt organization's income and gains that is not treated as UBTI will continue to be exempt from tax. Therefore, the possibility of realizing UBTI should not affect the tax-exempt status of such an exempt organization. However, a charitable remainder trust will not be exempt from federal income tax under Section 664(c) of the Code for any year in which it has UBTI. Also, a title-holding company will not be exempt from tax if it has certain types of UBTI. Moreover, the charitable contribution deduction for a trust under Section 642(c) of the Code may be limited for any year in which the trust has UBTI.

Notwithstanding the extent to which a Master Fund generates income that would be treated as UBTI if received by a tax-exempt organization, such income will not be attributable to tax-exempt owners of Units in a Fund, as each Fund will not own a direct interest in its respective Master Fund. Rather, each Offshore Fund will own an interest in its respective Master Fund. Although each Offshore Fund might be considered to receive income that would be characterized as UBTI in the hands of a tax-exempt entity, each Offshore Fund is treated as a corporation for U.S. income tax purposes. As described above, a tax-exempt investor in an organization treated as a partnership for federal income tax purposes will be attributed its allocable share of UBTI generated by the partnership's activities. UBTI, on the other hand (except in the case of a captive foreign insurance company, which each Offshore Fund is not), does not pass through to the shareholders of an organization that is treated as a corporation for federal income tax purposes. Accordingly, any income from the activities or investments of an Offshore Fund will not be included in the income of a tax-exempt investor in calculating its UBTI.

A prospective investor should consult its tax adviser with respect to the tax consequences of receiving UBTI from a Fund. See "ERISA Considerations."


CERTAIN ISSUES PERTAINING TO SPECIFIC EXEMPT ORGANIZATIONS

PRIVATE FOUNDATIONS. Private foundations and their managers are subject to excise taxes if they invest "any amount in such a manner as to jeopardize the carrying out of any of the foundation's exempt purposes." This rule requires a foundation manager, in making an investment, to exercise "ordinary business care and prudence" under the facts and circumstances prevailing at the time of making the investment, in providing for the short-term and long-term needs of the foundation to carry out its exempt purposes. The factors that a foundation manager may take into account in assessing an investment include the expected rate of return (both income and capital appreciation), the risks of rising and falling price levels, and the need for diversification within the foundation's portfolio.

In order to avoid the imposition of an excise tax, a private foundation may be required to distribute on an annual basis its "distributable amount," which includes, among other things, the private foundation's "minimum investment return," defined as 5% of the excess of the fair market value of its nonfunctionally related assets (assets not used or held for use in carrying out the foundation's exempt purposes), over certain indebtedness incurred by the foundation in connection with such assets. It appears that a foundation's investment in a Fund would most probably be classified as a nonfunctionally related asset. A determination that an interest in a Fund is a nonfunctionally related asset could conceivably cause cash flow problems for a prospective Member that is a private foundation. Such an organization could be required to make distributions in an amount determined by reference to unrealized appreciation in the value of its interest in a Fund. Of course, this factor would create less of a problem to the extent that the value of the investment in a Fund is not significant in relation to the value of other assets held by a foundation.

In some instances, an investment in a Fund by a private foundation may be prohibited by the "excess business holdings" provisions of the Code. For example, if a private foundation (either directly or together with a "disqualified person") acquires more than 20% of the capital interest or profits interest of a Fund, the private foundation may be considered to have "excess business holdings." If this occurs, such foundation may be required to divest itself of its interest in a Fund in order to avoid the imposition of an excise tax. However, the excise tax will not apply if at least 95% of the gross income from a Fund is "passive" within the applicable provisions of the Code and Regulations. Although there can be no assurance, the Board believes that each Fund will meet such 95% gross income test.

A substantial percentage of investments of certain "private operating foundations" may be restricted to assets directly devoted to their tax-exempt purposes. Otherwise, generally, rules similar to those discussed above govern their operations.

QUALIFIED RETIREMENT PLANS. Employee benefit plans subject to the provisions of ERISA, Individual Retirement Accounts and Keogh Plans should consult their counsel as to the implications of such an investment under ERISA.
See "ERISA Considerations."

ENDOWMENT FUNDS. Investment managers of endowment funds should consider whether the acquisition of Units is legally permissible. This is not a matter of federal law, but is determined under state statutes. It should be noted, however, that under the Uniform Management of Institutional Funds Act, which has been adopted, in various forms, by a large number of states, participation in investment partnerships or similar organizations in which funds are commingled and investment determinations are made by persons other than the governing board of the endowment fund is allowed.

STATE AND LOCAL TAXATION

In addition to the federal income tax consequences described above, prospective investors should consider potential state and local tax consequences of an investment in a Fund. State and local tax laws differ in the treatment of a limited liability company such as a Fund. A few jurisdictions may impose entity level taxes on a limited liability company if it is found to have sufficient contact with that jurisdiction. Such taxes are frequently based on the income and capital of the entity that is allocated to the jurisdiction. Although there can be no assurance, except as noted below, each Fund intends to conduct its activities so that it will not be subject to entity level taxation by any state or local jurisdiction. State and local laws often differ from federal income tax laws with respect to the treatment of specific items of income, gain, loss, deduction and credit. A Member's distributive share of the taxable income or loss of a Fund generally will be required to be included in determining its reportable income for state and local tax purposes in the jurisdiction in which it is a resident. A partnership in which a Fund acquires an interest may conduct business in a jurisdiction that will subject to tax a Member's share of the partnership's income from that business. Prospective investors should consult their tax advisers with respect to the availability of a credit for such tax in the jurisdiction in which that Member is a resident.

Each Fund has been organized under the laws of the State of Delaware and maintains its office and operations in New York. New York does not currently impose any income tax on partnerships.

[ADD: NY TAX CONSIDERATIONS]

Each Member will also generally be required to include such Member's share of partnership income in determining its taxable income in the state and local jurisdiction in which it is a resident and may not be subject to personal property taxes. To the extent that a non-resident Member pays taxes to [New York] or other jurisdictions due to a Fund's conduct of business there, it may be entitled to a deduction or credit against taxes owed to its state of residence with respect to the same income.

Since Members may be affected in different ways by state and local law, each prospective Member is advised to consult with its personal tax adviser regarding the state and local taxes payable in connection with an investment in a Fund.

                              ERISA CONSIDERATIONS

Persons who are fiduciaries with respect to an employee benefit plan or other arrangement subject to the Employee Retirement Income Security Act of 1974, as amended (an "ERISA Plan" and "ERISA," respectively), and persons who are fiduciaries with respect to an IRA or Keogh Plan, which are not subject to ERISA but are subject to the prohibited transaction rules of Section 4975 of the Code (together with ERISA Plans, "Benefit Plans") should consider, among other things, the matters described below before determining whether to invest in a Fund.

ERISA imposes certain general and specific responsibilities on persons who are fiduciaries with respect to an ERISA Plan, including prudence, diversification, an obligation not to engage in a prohibited transaction and other standards. In determining whether a particular investment is appropriate for an ERISA Plan, Department of Labor ("DOL") regulations provide that a fiduciary of an ERISA Plan must give appropriate consideration to, among other things, the role that the investment plays in the ERISA Plan's portfolio, taking into consideration whether the investment is designed reasonably to further the ERISA Plan's purposes, an examination of the risk and return factors, a Master Fund's composition with regard to diversification, the liquidity and current return of the total portfolio relative to the anticipated cash flow needs of the ERISA Plan, the income tax consequences of the investment (see "Tax Aspects - Unrelated Business Taxable Income" and "-- Certain Issues Pertaining to Specific Exempt Organizations") and the projected return of the total portfolio relative to the ERISA Plan's funding objectives. Before investing the assets of an ERISA Plan in a Fund, a fiduciary should determine whether such an investment is consistent with its fiduciary responsibilities and the foregoing regulations. For example, a fiduciary should consider whether an investment in a Fund may be too illiquid or too speculative for a particular ERISA Plan, and whether the assets of the ERISA Plan would be sufficiently diversified. If a fiduciary with respect to any such ERISA Plan breaches such fiduciary's responsibilities with regard to selecting an investment or an investment course of action for such ERISA Plan, the fiduciary may be held liable for losses incurred by the ERISA Plan as a result of such breach.

Because each Fund is registered as an investment company under the 1940 Act, the underlying assets of each Fund should not be considered to be "plan assets" of the ERISA Plans investing in a Fund for purposes of ERISA's (or the Code's) fiduciary responsibility and prohibited transaction rules. Thus, the Adviser will not be a fiduciary within the meaning of ERISA by reason of its authority with respect to a Fund. A Benefit Plan which proposes to invest in the Funds will be required to represent that it, and any fiduciaries responsible for such Plan's investments, are aware of and understand a Fund's investment objectives, policies and strategies, that the decision to invest plan assets in a Fund was made with appropriate consideration of relevant investment factors with regard to the Benefit Plan and is consistent with the duties and responsibilities imposed upon fiduciaries with regard to their investment decisions under ERISA and/or the Code.

Certain prospective Benefit Plan Members may currently maintain relationships with the Adviser or its affiliates. Each of such persons may be deemed to be a party in interest to and/or a fiduciary of any Benefit Plan to which it provides investment management, investment advisory or other services. ERISA prohibits (and the Code penalizes) the use of ERISA and Benefit Plan assets for the benefit of a party in interest and also prohibits (or penalizes) an ERISA or Benefit Plan fiduciary from using its position to cause such Plan to make an investment from which it or certain third parties in which such fiduciary has an interest would receive a fee or other consideration. ERISA and Benefit Plan Members should consult with counsel to determine if participation in a Fund is a transaction that is prohibited by ERISA or the Code. Fiduciaries of ERISA or Benefit Plan Members will be required to represent that the decision to invest in a Fund was made by them as fiduciaries that are independent of such affiliated persons, that such fiduciaries are duly authorized to make such investment decision and that they have not relied on any individualized advice or recommendation of such affiliated persons, as a primary basis for the decision to invest in a Fund.

The provisions of ERISA and the Code are subject to extensive and continuing administrative and judicial interpretation and review. The discussion of ERISA and the Code contained in this SAI and the Prospectus is general and may be affected by future publication of regulations and rulings. Potential Benefit Plan Members should consult their legal advisers regarding the consequences under ERISA and the Code of the acquisition and ownership of Units.

                                    BROKERAGE

Each Hedge Fund Manager is directly responsible for placing orders for the execution of portfolio transactions for the Hedge Fund that it manages and for the allocation of brokerage. Transactions on U.S. stock exchanges and on some foreign stock exchanges involve the payment of negotiated brokerage commissions. On the great majority of foreign stock exchanges, commissions are fixed. No stated commission is generally applicable to securities traded in over-the-counter markets, but the prices of those securities include undisclosed commissions or mark-ups.

In selecting brokers and dealers to execute transactions on behalf of a Hedge Fund, it is expected that each Hedge Fund Manager will generally seek to obtain the best price and execution for the transactions, taking into account factors such as price, size of order, difficulty of execution and operational facilities of a brokerage firm, the scope and quality of brokerage services provided, and the firm's risk in positioning a block of securities. Although it is expected that each Hedge Fund Manager generally will seek reasonably competitive commission rates, a Hedge Fund Manager will not necessarily pay the lowest commission available on each transaction. The Hedge Fund Managers will typically have no obligation to deal with any broker or group of brokers in executing transactions in portfolio securities. Brokerage practices adopted by Hedge Fund Managers with respect to Hedge Funds may vary and will be governed by each Hedge Fund's organizational documents.

Consistent with the principle of seeking best price and execution, a Hedge Fund Manager may place orders for a Hedge Fund with brokers that provide the Hedge Fund Manager and its affiliates with supplemental research, market and statistical information, including advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the
availability  of  securities  or  purchasers  or  sellers  of  securities,   and
furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. The expenses of the Hedge Fund Managers are not necessarily reduced as a result of the receipt of this supplemental information, which may be useful to the Hedge Fund Managers or their affiliates in providing services to clients other than the Hedge Funds. In addition, not all of the supplemental information is necessarily used by a Hedge Fund Manager in connection with the Hedge Fund it manages. Conversely, the information provided to a Hedge Fund Manager by brokers and dealers through which other clients of the Hedge Fund Manager or its affiliates effect securities transactions may be useful to the Hedge Fund Manager in providing services to the Hedge Fund.

Based on representations in Hedge Fund offering documents, each Fund and its respective Master Fund generally believe that Hedge Funds will follow practices similar to those described above. As discussed in the sections of the prospectus addressing the risks of investing in Hedge Funds, however, each Fund and its respective Master Fund have no control over Hedge Fund brokerage arrangements or operations and there is a risk of Hedge Fund misconduct.

                               VALUATION OF ASSETS

In general, as described in the Prospectus in "Calculation of Net Asset Value," each Fund will, in computing its net asset value, value its interest in a Master Fund through its investment in its respective Offshore Fund at the net asset value provided by the Master Fund to its Offshore Fund and the Fund. Each Master Fund will, in computing its net asset value, value interests in Hedge Funds at their fair value, which each Master Fund's Board has determined will ordinarily be the values of those interests as determined by the Hedge Fund Managers of the Hedge Funds in accordance with policies established by the Hedge Funds. Each Offshore Fund will not hold investment securities other than interests in its respective Master Fund. The Board has also established procedures for the valuation of investment securities, if any, held directly by a Fund, and each Master Fund's Board has established substantially similar procedures for the valuation of investment securities held directly by each Master Fund. In general, those procedures are as follows:

Equity securities, puts, calls and futures traded on a U.S. securities or futures exchange or on NASDAQ are valued as follows:

(1) If last sale information is regularly reported, they are valued at the last reported sale price on the principal exchange on which they are traded or on NASDAQ, as applicable, on that day; or

(2) If last sale information is not available on a valuation date, they are valued at the last reported sale price preceding the valuation date if it is within the spread of the closing "bid" and "asked" prices on the valuation date or, if not, at the closing "bid" price on the valuation date.

Equity securities traded on a foreign securities exchange generally are valued in one of the following ways:

(1) At the last sale price available to the pricing service approved by the Board; or

(2) At the last sale price obtained by a Fund, its respective Master Fund, or the Adviser from the report of the principal exchange on which the security is traded at its last trading session on or immediately before the valuation date; or

(3) At the mean between the "bid" and "asked" prices obtained from the principal exchange on which the security is traded or, on the basis of reasonable inquiry, from two market makers in the security.

The following securities are valued at the mean between the "bid" and "asked" prices determined by a pricing service approved by the Board or obtained by a Fund, its respective Master Fund, or Adviser from two active market makers in the security on the basis of reasonable inquiry:

(1) Debt instruments that have a maturity of more than 397 days when issued;

(2) Debt instruments that had a maturity of 397 days or less when issued and have a remaining maturity of more than 60 days;

(3) Non-money market debt instruments that had a maturity of 397 days or less when issued and which have a remaining maturity of 60 days or less; and

(4) Puts, calls and futures that are not traded on an exchange or on NASDAQ.

Money market debt securities that had a maturity of less than 397 days when issued that have a remaining maturity of 60 days or less are valued at cost, adjusted for amortization of premiums and accretion of discounts.

Securities (including restricted securities) not having readily available market quotations are valued at fair value determined under procedures established by the Board. If a Fund, its respective Master Fund, or the Adviser is unable to locate two market makers willing to give quotes, a security may be priced at the mean between the "bid" and "asked" prices provided by a single active market maker (which in certain cases may be the "bid" price if no "asked" price is available). A Master Fund's interests in Hedge Funds will not have readily available market quotations and will be valued at their "fair value," as determined under procedures established by each Master Fund's Board. As described in the Prospectus, with respect to each Master Fund's interests in Hedge Funds, each Master Fund will normally rely on valuation information provided by Hedge Fund Managers as being the "fair value" of such investments. Each Master Fund's Board, however, will consider such information provided by Hedge Fund Managers, as well as other available information, and may possibly conclude in unusual circumstances that the information provided by a Hedge Fund Manager does not represent the "fair value" of a Master Fund's interests in Hedge Funds.

In the case of U.S. government securities, mortgage-backed securities, corporate bonds and foreign government securities, when last sale information is not generally available, a Fund or the Adviser may use pricing services approved by the Board. The pricing service may use "matrix" comparisons to the prices for comparable instruments on the basis of quality, yield, and maturity. Other special factors may be involved (such as the tax-exempt status of the interest paid by municipal securities). Each Fund or the Adviser will monitor the accuracy of the pricing services. That monitoring may include comparing prices used for portfolio valuation to actual sales prices of selected securities.

The closing prices in the London foreign exchange market on a particular business day that are provided by a bank, dealer, or pricing service that each Fund or the Adviser has determined to be reliable are used to value foreign currency, including forward foreign currency contracts, and to determine the U.S. dollar value of securities that are denominated or quoted in foreign currency.

                          ACCOUNTANTS AND LEGAL COUNSEL

[________________]  serves  as the  independent  auditors  of each  Fund and its
respective    Offshore    Fund.    Its    principal    business    address    is
[________________________].

Kirkpatrick & Lockhart LLP, Boston, Massachusetts, acts as counsel to each Fund.

                                    CUSTODIAN

[___________________] (the "Custodian") serves as the custodian of each Fund's, its respective Offshore Fund's, and its respective Master Fund's assets, and may maintain custody of assets with domestic and non-U.S. subcustodians (which may be banks, trust companies, securities depositories and clearing agencies) approved by each Board or each Master Fund's Board. Assets of a Master Fund are not held by the Adviser or commingled with the assets of other accounts except to the extent that securities are held in the name of a custodian in a securities depository, clearing agency or omnibus customer account of such custodian. The Custodian's principal business address is [________________________________].

                                 CONTROL PERSONS

Before the commencement of each Fund's operations, the Adviser is the only person owning of record or beneficially more than 25% of the outstanding Units.

                            SUMMARY OF LLC AGREEMENT

The following is a summary description of additional items and of select provisions of the LLC Agreement that are not described elsewhere in this SAI or in the Fund Prospectus. The description of such items and provisions is not definitive and reference should be made to the complete text of the LLC Agreement contained in Appendix B to the Prospectus.

LIABILITY OF MEMBERS

Members in a Fund will be members of a limited liability company as provided under Delaware law. Under Delaware law and the LLC Agreement, a Member will not be liable for the debts, obligations or liabilities of a Fund solely by reason of being a Member, except that the Member may be obligated to make capital contributions to a Fund pursuant to the LLC Agreement, to repay any funds wrongfully distributed to the Member. A Member may be required to contribute to a Fund, whether before or after the Fund's dissolution or after the Member ceases to be a Member, such amounts as a Fund deems necessary to meet the Fund's debts, obligations or liabilities (not to exceed for any Member, the aggregate amount of any distributions, amounts in connection with the repurchase of all or a portion of the Member's Units and any other amounts received by the Member from a Fund during or after the fiscal year to which any debt, obligation or liability of a Fund is incurred).

DUTY OF CARE

The LLC Agreement provides that neither the Managers nor, if applicable, the Adviser (including certain of its affiliates, among others) shall be liable to a Fund or any of its Members for any loss or damage occasioned by any act or omission in the performance of their respective services as such in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of their duties. The LLC Agreement also contains provisions for the indemnification, to the extent permitted by law, of the Managers by a Fund, but not by the Members individually, against any liability and expense to which any of them may be liable which arises in connection with the performance of their activities on behalf of a Fund. A Manager will not be personally liable to any Member for the repayment of any balance in such Member's capital account or for contributions by such Member to the capital of a Fund or by reason of any change in the federal or state income tax laws applicable to a Fund or its Members. The rights of indemnification and exculpation provided under the LLC Agreement do not provide for indemnification of a Manager for any liability, including liability under federal securities laws that, under certain circumstances, impose liability even on persons that act in good faith, to the extent, but only to the extent, that such indemnification would be in violation of applicable law.

POWER OF ATTORNEY

By purchasing Units and by signing the LLC Agreement (which each Member will do by virtue of signing the Member certification form attached to the Prospectus as Appendix A), each Member will appoint the officers of its respective Fund and each of the Managers his or her attorney-in-fact for purposes of filing required certificates and documents relating to the formation and continuance of a Fund as a limited liability company under Delaware law or signing all instruments effecting authorized changes in a Fund or the LLC Agreement and conveyances and other instruments deemed necessary to effect the dissolution or termination of a Fund.

The power-of-attorney granted in the LLC Agreement is a special power-of-attorney coupled with an interest in favor of the officers of each Fund and each of the Managers and as such is irrevocable and continues in effect until all of such Member's Units have been withdrawn pursuant to a repurchase or redemption of the Units or a transfer to one or more transferees that have been approved by each Board for admission to each Fund as substitute Members.

TERM, DISSOLUTION AND LIQUIDATION

A Fund will be dissolved:

    o    Upon the affirmative vote to dissolve such Fund by the Board; or

    o Upon the failure of Members to elect successor Managers at a meeting called by the Adviser when no Manager remains to continue the business of such Fund; or

    o    As required by operation of law.

Upon the occurrence of any event of dissolution, the Board or a liquidator acting as such under appointment by the Board is charged with winding up the affairs of a Fund and liquidating their assets. Net profits or net loss during the fiscal period including the period of liquidation will be allocated as described in the Prospectus under "Capital Accounts - Allocation of Net Profits and Losses."

Upon the dissolution of a Fund, its assets are to be distributed: (1) first to satisfy the debts, liabilities and obligations of the Fund, other than debts to Members, including actual or anticipated liquidation expenses; (2) next to satisfy debts, liabilities and obligations owing to the Members; (3) next to the Adviser to the extent of any balance in the Adviser's account; and (4) finally to the Members proportionately in accordance with the balances in their respective capital accounts. Assets may be distributed in-kind on a pro rata basis if the Board or liquidator determines that such a distribution would be in the interests of the Members in facilitating an orderly liquidation.

VOTING

Each Member has the right to cast a number of votes equal to the number of Units held by such Member at a meeting of Members called by the Board. Members will be entitled to vote on any matter on which shareholders of a registered investment company organized as a corporation would normally be entitled to vote, including the election of Managers, approval of a Fund's agreement with any investment adviser of the Fund, and certain other matters, to the extent that the 1940 Act requires a vote of Members on any such matters. Except for the exercise of their voting privileges, Members in their capacity as such are not entitled to participate in the management or control of a Fund's business, and may not act for or bind a Fund.

Whenever each Fund, as investor in a Master Fund through its respective Offshore Fund, is requested to vote on matters pertaining to its respective Master Fund (other than the termination of the Master Fund's business, which may be determined by the Managers of the Master Fund without investor approval), each Fund will hold a meeting of the Members and will vote its interest in its respective Master Fund through its respective Offshore Fund for or against such matters proportionately to the instructions to vote for or against such matters received from the Members. Each Fund shall vote Units for which they receive no voting instructions in the same proportion as the Units for which it receives voting instructions.

REPORTS TO MEMBERS

Each Fund will furnish to Members as soon as practicable after the end of each taxable year such information as is necessary for such Members to complete federal and state income tax or information returns, along with any other tax information required by law. Each Fund will send to Members a semi-annual and an audited annual report within 60 days after the close of the period for which it is being made, or as otherwise required by the 1940 Act. Quarterly reports from the Adviser regarding a Master Fund's operations during each fiscal quarter also will be sent to Members.

FISCAL YEAR

For accounting purposes, a Fund's fiscal year is the 12-month period ending on March 31. The first fiscal year of a Fund will commence on the date of the initial closing and will end on March 31, [2005]. For tax purposes, a Fund intends to adopt the 12-month period ending December 31 of each year as its taxable year. However, in certain circumstances a Fund may be required to adopt a taxable year ending on another date. A taxable year ending on such other date may therefore be required temporarily until a Fund has attracted additional investors with calendar years for tax purposes, at which time the Fund may be eligible to change its taxable year-end to
--------------.

                       FUND ADVERTISING AND SALES MATERIAL

Advertisements and sales literature relating to a Fund and reports to Members may include quotations of investment performance. In these materials, a Fund's performance will normally be portrayed as the net return to an investor in a Fund during each month or quarter of the period for which investment performance is being shown. Cumulative performance and year-to-date performance computed by aggregating quarterly or monthly return data may also be used. Investment returns will be reported on a net basis, after all fees and expenses. Other methods may also be used to portray a Fund's investment performance. A Fund's investment performance will vary from time to time, and past results are not necessarily representative of future results.

Comparative performance information, as well as any published ratings, rankings and analyses, reports and articles discussing a Fund, may also be used to advertise or market a Fund, including data and materials prepared by recognized sources of such information. Such information may include comparisons of a Fund's investment performance to the performance of recognized market indices, risk measurement criteria, and other information related to the portfolio's performance. Comparisons may also be made to economic and financial trends and data that may be relevant for investors to consider in determining whether to invest in a Fund.

                              FINANCIAL STATEMENTS

Each Fund will issue a complete set of financial statements on an annual basis prepared in accordance with generally accepted accounting principles.

                            PART C--OTHER INFORMATION

ITEM 24.    FINANCIAL STATEMENTS AND EXHIBITS

(1)   Financial Statements:

      Not applicable.

(2)   Exhibits:

      (a)   (i)   Certification of Formation, dated September 15, 2004 is
                  filed herewith.

            (ii) Limited Liability Company Agreement is to be filed by amendment.

      (b)   By-Laws are to be filed by amendment.

      (c)   Not applicable.

      (d)   Not applicable.

      (e)   Not applicable.

      (f)   Not applicable.

      (g)   Not applicable.

      (h)   (i)    Form of General Distributor's Agreement is to be filed by
                   amendment.

            (ii) Form of Selling Agreement between Credit Suisse First Boston LLC and selected dealers is to be filed by amendment.

      (i)   Not applicable.

      (j)   (i)   Custody Agreement is to be filed by amendment.

            (ii)  Escrow Agreement is to be filed by amendment.

            (iii) Administration Agreement is to be filed by amendment.

      (k)   (i)   Services Agreement is to be filed by amendment.

            (ii)  Investor Servicing Agreement is to be filed by amendment.

            (iii) Expense Limitation Agreement is to be filed by amendment.

            (iv)  CSFB  Alternative   Capital   Long/Short   Equity  Offshore
                  Institutional Fund, LDC Articles of Association is to be filed by amendment.

            (v) Expense Arrangement between CSFB Alternative Capital Long/Short Equity Offshore Institutional Fund, LDC and CSFB Alternative Capital, Inc. is to be filed by amendment.

      (l) Opinion and Consent of Kirkpatrick & Lockhart LLP is to be filed by amendment.

      (m)   Not applicable.

      (n)   (i)   Opinions and Consent of  Kirkpatrick & Lockhart LLP on
                  tax matters is to be filed by amendment.

            (ii)  Consent of Independent Auditors is to be filed by amendment.

      (o)   Not applicable.

      (p) Agreement Regarding Provision of Initial Capital is to be filed by amendment.

      (q)   Not applicable.

      (r)   Code of Ethics is to be filed by amendment.

ITEM 25.    MARKETING ARRANGEMENTS

Form of General Distributor's Agreement is to be filed by amendment as exhibit (h)(i).

ITEM 26.    OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION

[The approximate expenses in connection with the offering will be borne entirely by the Adviser and are waived as to the Registrant.]

TYPE OF EXPENSE                                 AMOUNT
---------------                                 ------

Registration and Filing Fees                    $________________
National Association of Securities
Dealers, Inc. Fees                              $________________
Costs of Printing and Engraving                 $________________
Accounting and Legal Fees and
Expenses                                        $________________
--------------------------------------------------------------------------------
TOTAL                                           $________________


ITEM 27.    PERSONS CONTROLLED BY OR UNDER COMMON CONTROL

CSFB Alternative Capital Multi-Strategy Institutional Fund, LLC,
CSFB Alternative Capital Event Driven Institutional Fund, LLC,
CSFB Alternative Capital Tactical Trading Institutional Fund, LLC, and

CSFB Alternative Capital Relative Value Institutional Fund, LLC may be considered to be under common control with Registrant at the time of this filing.

ITEM 28.    NUMBER OF HOLDERS OF SECURITIES

Set forth below is the number of record holders as of September 27, 2004, of each class of securities of the Registrant:

TITLE OF CLASS                                 NUMBER OF RECORD HOLDERS
--------------                                 ------------------------

Units of Limited Liability                     0
Company Interests, par value
$0.01 per share

ITEM 29.    INDEMNIFICATION

Registrant's Limited Liability Company Agreement, By-Laws, and General Distributor's Agreement are expected to contain provisions limiting the liability, and providing for indemnification, of the Registrant's Managers and officers under certain circumstances.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the "Securities Act"), may be permitted to directors, officers and controlling persons of the Registrant pursuant to the provisions described in this Item 29, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

ITEM 30.    BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

Reference is made to the Form ADV of CSFB Alternative Capital, Inc. (the "Adviser") (SEC File No. 801-55321) filed with the Commission which is incorporated herein by reference.


ITEM 31.    LOCATION OF ACCOUNTS AND RECORDS

All applicable accounts, books and documents required to be maintained by the Registrant by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder are in the possession and custody of the Registrant's custodian, [___________________], and its transfer agent, [_______________________], with the exception of certain corporate documents and portfolio trading documents which are in the possession and custody of the Adviser, located at [_______________________________], telephone number
[_____________]. Registrant is informed that all applicable accounts, books and documents required to be maintained by registered investment advisers are in the custody and possession of the Adviser.

ITEM 32.    MANAGEMENT SERVICES

Not applicable.

ITEM 33.    UNDERTAKINGS

      1.    Not applicable.

      2.    Not applicable.

      3.    Not applicable.

      4.    The Registrant undertakes:

            a. To file, during any period in which offers or sales are being made, a post-effective amendment to the registration statement:

            (1) to include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;

            (2) to reflect in the prospectus any facts or events after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement; and

            (3) to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement.

            b. That, for purposes of determining liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of those securities at that time shall be deemed to be the initial bona fide offering thereof; and

            c. To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

      5.    Not applicable.

      6. The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of an oral or written request, its Statement of Additional Information.

                                  SIGNATURES

Pursuant to requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of New York and the State of New York on the 27th day of September 2004.



            CSFB Alternative Capital Long/Short Equity Institutional Fund, LLC


                                          By:   /s/ Robert Kulperger
                                                --------------------
                                                Robert Kulperger
                                                President

      Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.


Signature              Title                                                    Date
-------------------    ----------------------------------------                 -------------

/s/ Robert Kulperger   President (Principal Executive Officer), Manager         September 27, 2004
--------------------
Robert Kulperger

/s/ Florina Klingbaum  Treasurer (Principal Financial Officer)                  September 27, 2004
---------------------
Florina Klingbaum


INDEX TO EXHIBITS

(a)(i)      Certificate of Formation


                                       6